[front cover]
                                                                  JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
EQUITY GROWTH
INCOME & GROWTH
SMALL CAP QUANTITATIVE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

EQUITY GROWTH
(BEQGX)
-------------------------

INCOME & GROWTH
(BIGRX)
-------------------------

SMALL CAP QUANTITATIVE
(ASQIX)
-------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

MINIMIZE YOUR MUTUAL FUND TAX HIT

     American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

     * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

     * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

     * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended June 30, 1999, we witnessed a surprising turnaround in the U.S. economic outlook. When we last addressed you in the annual reports for the American Century Equity Growth, Income & Growth, and Small Cap Quantitative funds, the Federal Reserve (the U.S. central bank) had recently cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide.

     This came after economic and financial crises in Asia, Russia, and Latin America, and the near collapse of several hedge funds. The global economic outlook was still quite uncertain -- many financial observers predicted slow economic growth in the U.S. in 1999 and further interest rate cuts.

     Instead, global economic conditions rebounded. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had returned. Interest rates rose while the U.S. stock market soared.

     Turning to the corporate front, here's an update on our preparations for Y2K.* Our senior level Year 2000 Steering Committee, computer programmers, business partners, and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. All of our computer systems have been modified, tested, and returned to production. We have an ongoing commitment to testing our systems with vendors, business partners, and the mutual fund industry through the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     Elsewhere on the corporate front, we continued to expand the American Century investment team, which has doubled over the past three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

            Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
EQUITY GROWTH
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
   Schedule of Investments ..................................................  9
INCOME & GROWTH
   Performance Information .................................................. 13
   Management Q&A ........................................................... 14
   Schedule of Investments .................................................. 17
SMALL CAP QUANTITATIVE
   Performance Information .................................................. 22
   Management Q&A ........................................................... 23
   Schedule of Investments .................................................. 26
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities ........................................................... 29
   Statements of Operations ................................................. 30
   Statements of Changes
      in Net Assets ......................................................... 31
   Notes to Financial
      Statements ............................................................ 33
   Financial Highlights ..................................................... 37
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 44
   Background Information
      Investment Philosophy
         and Policies ....................................................... 45
      Comparative Indices ................................................... 45
      Lipper Rankings ....................................................... 45
      Investment Team
         Leaders ............................................................ 45
   Glossary ................................................................. 46

* This letter includes a Year 2000 Readiness Disclosure.


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. stocks performed fairly well during the six months ended June 30, 1999. Large-cap stocks continued to enjoy above-average gains, while mid- and small-cap shares posted more historically average returns.

* Large-cap growth stocks won the lion's share of gains during 1998, and that trend continued into early 1999.

* The second quarter of 1999 clearly demonstrated the value of maintaining a diversified stock portfolio--investors turned away from large-cap growth stocks and instead sought attractively priced value and small-company shares.

*   Cyclical   stocks--those  closely  tied  to  economic  ups  and  downs--also performed well during the second quarter.

* The Federal Reserve raised short-term interest rates at the end of June to slow U.S. growth to a less inflationary pace.

EQUITY GROWTH

* The fund posted a notable return from a historical perspective but was unable to match the gains of its benchmark, the S&P 500.

* Equity Growth's underweight in many of the large-cap companies that drove the S&P 500's narrowly concentrated, first-quarter gains was the main factor dampening performance.

* In the second quarter, Equity Growth outperformed the S&P 500 for some of the same reasons it underperformed during the first quarter.

* Going forward, we're looking to enhance performance through an increased focus on what our models do best: find attractively valued stocks.

INCOME & GROWTH

*   The fund posted solid returns but trailed its benchmark, the S&P 500.

*   The  main  factor   detracting  from   performance  was  Income  &  Growth's
    underweight in many of the high-profile, blue chip names that drove the S&P 500 during the first quarter.

* As investors began eagerly switching to value and small-cap shares in the second quarter, Income & Growth outperformed the S&P 500.

* Going forward, we currently plan to stay fully invested in stocks and focus more on individual stock selection rather than broad industry over- and underweightings.

SMALL CAP QUANTITATIVE

* The fund finished the first half of 1999 little changed, lagging the return of the S&P SmallCap 600 Index and the average small-cap fund (according to Lipper Inc.).

* Small Cap Quantitative underperformed its benchmark because we avoided Internet shares.

* We concentrated the portfolio in fewer stocks, while bringing the fund's industry weightings more in line with the index.

* The outlook for small-cap stocks is generally positive--economic growth is healthy and small stocks look like better relative values than large-cap stocks.

[left margin]

              EQUITY GROWTH(1)
                  (BEQGX)
TOTAL RETURNS:                AS OF 6/30/99
   6 Months                        8.11%(2)
   1 Year                            14.61%
INCEPTION DATE:                      5/9/91
NET ASSETS:                 $2.3 billion(3)

             INCOME & GROWTH(1)
                  (BIGRX)
TOTAL RETURNS:                AS OF 6/30/99
   6 Months                        9.69%(2)
   1 Year                            18.89%
INCEPTION DATE:                    12/17/90
NET ASSETS:                 $6.0 billion(3)

          SMALL CAP QUANTITATIVE(1)
                  (ASQIX)
TOTAL RETURNS:                AS OF 6/30/99
   6 Months                        1.06%(2)
   Since Inception                 1.47%(2)
INCEPTION DATE:                     7/31/98
NET ASSETS:                   $16.2 million

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 46-47.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

MARKET SNAPSHOT

     U.S. stocks performed fairly well during the six months ended June 30, 1999. Large-cap stocks continued to enjoy above-average gains, while mid- and small-cap shares posted more historically average returns. (See the accompanying table.)

     Solid corporate earnings and fairly robust U.S. economic growth kept investor sentiment high and fueled gains in domestic equities.

THE SEEDS OF CHANGE

     Large-cap growth stocks won the lion's share of gains during 1998, and that trend continued into early 1999. Stocks of companies providing above-average earnings growth primarily benefited from this trend thanks to investor willingness to pay unprecedented prices.

     In addition, market leadership was very narrow. According to Morgan Stanley Dean Witter, just five stocks accounted for half of the S&P 500's return during the first three months of 1999. A mere 18 accounted for the full 100%; the rest essentially canceled each other out. (Because the S&P 500 is weighted by market value, the higher the total value of a company's stock, the more it influences index returns.)

     As a result, the performance disparity between large-cap growth and value stocks remained in place. But bellwether growth names became increasingly expensive. And with U.S. economic growth showing few signs of wear and tear from 1998's global economic crises, investors became less cautious and began to look for better values elsewhere.

VALUE AND SMALL-CAP STOCKS SURGE

     That was the backdrop as the second quarter of 1999 began--a quarter that clearly demonstrated the value of maintaining a diversified stock portfolio. Turning away from large-cap growth stocks, investors sought attractively priced value and small-company shares. Unlike growth stocks, value stocks tend to have lower price/earnings ratios, meaning that investors pay less for earnings.

     Such shares were clear favorites during the quarter--the S&P 500/BARRA Value Index, a benchmark for the performance of large-cap value stocks, rose 10.80%, significantly higher than the 3.83% return of the S&P 500/BARRA Growth Index. More impressive was the performance of small-cap value shares: the S&P SmallCap 600/BARRA Value Index rose a stellar 19.91%, outpacing the S&P SmallCap 600/BARRA Growth Index, which jumped 11.11%.

     Cyclical stocks--those closely tied to economic ups and downs--also performed well during the second quarter. Investors greeted these stocks with enthusiasm because of improving global economic conditions.

[right margin]

"LARGE-CAP STOCKS CONTINUED TO ENJOY ABOVE-AVERAGE GAINS, WHILE MID- AND SMALL-CAP SHARES POSTED MORE HISTORICALLY AVERAGE RETURNS."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
   S&P 500                 12.23%
   S&P MIDCAP 400           6.87%
   S&P SMALLCAP 600         5.04%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

                     S&P 500        S&P Midcap 400    S&P SmallCap 600
12/31/1998            $1.00             $1.00             $1.00
1/31/1999             $1.04             $0.96             $0.99
2/28/1999             $1.01             $0.91             $0.90
3/31/1999             $1.05             $0.94             $0.91
4/30/1999             $1.09             $1.01             $0.97
5/31/1999             $1.06             $1.01             $0.99
6/30/1999             $1.12             $1.07             $1.05

Source: Lipper Inc.

These indices are defined on page 45.


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

     That turn of events allowed shares of aluminum, chemicals, construction, and diversified machinery companies to provide some of the quarter's better returns. Aluminum was also one of the better performing industries for the entire six months, as were the brokerage, broadcast/media, industrials, and semiconductor industries.

ECONOMIC UNDERPINNINGS

     The longest economic expansion in 50 years provided the springboard for the stock market's continued gains. The remarkable U.S. economic engine surged ahead at a 4.3% annual pace during the first quarter, accompanied by corporate earnings that were far stronger than expected. Improvements in Pacific Rim economies--where Korea's industrial production surged, Taiwan's leading indicators rose, and Japan's economy showed signs of life--enhanced the global economic outlook.

     The U.S. economy slowed some in the second quarter but still grew at an estimated 2.3% annual pace. Meanwhile, U.S. corporate profits rose 16%--the largest quarterly gain in nearly four years. By the end of June, the three most widely recognized U.S. stock indices--the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite--all hit record highs.

THE FED INTERVENES

     Impressive corporate earnings and economic strength attracted the attention of the Federal Reserve (the Fed). Just days after a May announcement that consumer prices experienced their biggest monthly gain in almost nine years, the Fed announced that it had shifted to a rate-raising bias. On June 30, the Fed went further, ratcheting short-term interest rates a quarter of a percent higher. Viewed as a precautionary move, the widely expected increase had little negative impact on U.S. financial markets.

     In fact, stocks staged a relief rally after the Fed revealed that it had reverted from its tightening bias to a neutral stance. Many market participants had feared that the quarter-percent hike might be just the first in a series over the coming months. So investors were pleased with a sign that the Fed wants further evidence of accelerating inflation before it raises borrowing costs again.

[left margin]

"THE U.S. ECONOMY SLOWED SOME IN THE SECOND QUARTER BUT STILL GREW AT AN ESTIMATED 2.3% ANNUAL PACE."

[line graph - data below]

GROWTH VS. VALUE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

               S&P 500/BARRA Value      S&P 500/BARRA Growth
12/31/1998            $1.00                   $1.00
1/31/1999             $1.02                   $1.06
2/28/1999             $1.00                   $1.02
3/31/1999             $1.03                   $1.07
4/30/1999             $1.12                   $1.07
5/31/1999             $1.10                   $1.04
6/30/1999             $1.14                   $1.11

Source: Lipper Inc.

GROWTH VS. VALUE BY MARKET CAPITALIZATION
FOR THE SIX MONTHS ENDED JUNE 30, 1999
  S&P 500/BARRA GROWTH                10.98%
  S&P 500/BARRA VALUE                 13.96%
  S&P MIDCAP 400/BARRA GROWTH          8.19%
  S&P MIDCAP 400/BARRA VALUE           5.68%
  S&P SMALLCAP 600/BARRA GROWTH        1.67%
  S&P SMALLCAP 600/BARRA VALUE         8.45%

Source: Russell/Mellon Analytical


4      1-800-345-2021


Equity Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                                 INVESTOR CLASS                             ADVISOR CLASS       INSTITUTIONAL CLASS
                               (INCEPTION 5/9/91)                        (INCEPTION 10/9/97)     (INCEPTION 1/2/98)
                 EQUITY                      GROWTH FUNDS(2)               EQUITY                 EQUITY
                 GROWTH     S&P 500    AVERAGE RETURN   FUND'S RANKING     GROWTH    S&P 500      GROWTH    S&P 500
6 MONTHS(1)       8.11%      12.23%         11.65%           --             8.05%     12.23%       8.22%     12.23%
1 YEAR           14.61%      22.75%         18.87%     734 OUT OF 1067     14.37%     22.75%      14.84%     22.75%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          28.48%      29.00%         22.76%     125 OUT OF 654        --         --          --         --
5 YEARS          26.68%      27.81%         22.64%      75 OUT OF 399        --         --          --         --
LIFE OF FUND     19.62%      19.79%         16.87%      42 OUT OF 205      18.79%     24.05%      22.86%     27.56%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 44-46 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/1999
S&P 500             $43,510
Equity Growth       $42,999

                   Equity Growth          S&P 500
DATE                   VALUE               VALUE
5/9/1991              $10,000             $10,000
6/30/1991              $9,640              $9,731
9/30/1991             $10,378             $10,252
12/31/1991            $11,747             $11,111
3/31/1992             $11,128             $10,830
6/30/1992             $10,923             $11,035
9/30/1992             $11,291             $11,383
12/31/1992            $12,232             $11,957
3/31/1993             $12,773             $12,479
6/30/1993             $12,998             $12,540
9/30/1993             $13,697             $12,864
12/31/1993            $13,630             $13,162
3/31/1994             $12,997             $12,663
6/30/1994             $13,178             $12,717
9/30/1994             $13,681             $13,338
12/31/1994            $13,599             $13,336
3/31/1995             $14,867             $14,635
6/30/1995             $16,300             $16,032
9/30/1995             $17,324             $17,307
12/31/1995            $18,301             $18,349
3/31/1996             $19,450             $19,334
6/30/1996             $20,249             $20,202
9/30/1996             $21,173             $20,826
12/31/1996            $23,305             $22,561
3/31/1997             $23,622             $23,166
6/30/1997             $27,243             $27,213
9/30/1997             $30,942             $29,249
12/31/1997            $31,710             $30,088
3/31/1998             $36,739             $34,285
6/30/1998             $37,525             $35,417
9/30/1998             $32,317             $31,893
12/31/1998            $39,782             $38,686
3/31/1999             $39,718             $40,616
6/30/1999             $42,999             $43,510

$10,000 investment made 5/9/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Equity Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                   Equity Growth         S&P 500
DATE                  RETURN             RETURN
6/30/1991*            -3.60%             -2.31%
6/30/1992             13.31%             13.36%
6/30/1993             19.00%             13.57%
6/30/1994              1.37%              1.43%
6/30/1995             23.69%             25.99%
6/30/1996             24.23%             25.92%
6/30/1997             34.53%             34.69%
6/30/1998             37.74%             30.03%
6/30/1999             14.61%             22.75%

* From 5/9/91 (the fund's inception date) to 6/30/91.


                                                 www.americancentury.com      5


Equity Growth--Q&A
--------------------------------------------------------------------------------
/photo of Kurt Borgwardt and John Schniedwind/

     Based on an interview with Kurt Borgwardt and John Schniedwind, portfolio managers on the Equity Growth fund investment team.

HOW DID EQUITY GROWTH PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1999?

     The fund posted a notable return from a historical perspective but was unable to match the gains of its benchmark, the S&P 500. Equity Growth's total return* was 8.11% for the six months, compared with the S&P 500's 12.23% return and the 11.65% average return of the 1174 "Growth Funds" tracked by Lipper Inc.

     Equity Growth's long-term performance remained sound. For the periods ended June 30, 1999, Equity Growth's three-year, five-year, and life-of-fund returns ranked the fund among the top 20% of its Lipper group. (Please see the previous page for fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM?

     Equity Growth's underweighting in many of the large-cap companies that drove the S&P 500's narrowly concentrated, first-quarter gains was the main factor dampening performance. (See Mark Mallon's Market Perspective on pages 3 and 4.)

     A significant factor behind the dominance of such stocks was concern that 1998's global economic crises would translate into slowing economic growth, dragging on the U.S. economy and the profits of smaller, less-diversified companies. Investors therefore turned to the largest, most-liquid names, and price/earnings ratios on these shares rose ever higher, meaning that investors were willing to pay increasing amounts for these companies' earnings. Simply put, the prices at which many of these stocks were trading seemed unjustifiably high to our models, so we maintained underweight positions.

     Equity Growth's tendency to maintain a more value-oriented bias than the S& P 500 means that the stocks in the portfolio were, on average, more reasonably priced based on their underlying companies' earnings outlook, business fundamentals, or intrinsic value. Since narrow market leadership prevailed, however, the attractive stocks that our models helped us find weren't as highly rewarded as more-normal market conditions might have permitted.

WHAT HAPPENED TO FUND RETURNS IN THE SECOND QUARTER OF 1999, WHEN MARKET SENTIMENT SHIFTED DIRECTION?

     In the second quarter, Equity Growth outperformed the S&P 500 for some of the same reasons it had underperformed during the first quarter. Those reasons include the fund's value-stock tilt, as well as its tendency to hold shares of companies with slightly smaller market capitalizations.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE FUND POSTED A NOTABLE RETURN FROM A HISTORICAL PERSPECTIVE BUT WAS UNABLE TO MATCH THE GAINS OF ITS BENCHMARK, THE S&P 500."

PORTFOLIO AT A GLANCE
                             6/30/99           12/31/98
NUMBER OF COMPANIES            183               175
DIVIDEND YIELD                1.45%             1.44%
PRICE/EARNINGS RATIO          22.3              19.5
PORTFOLIO TURNOVER           42%(1)            89%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%(3)            0.69%

(1) Six months ended 6/30/99.

(2) Year ended 12/31/98.

(3) Annualized.

Investment terms are defined in the Glossary on pages 46-47.


6      1-800-345-2021


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     As investors began eagerly switching to value and small-cap shares, Equity Growth's returns were enhanced, helping the fund outpace the S&P 500. Unfortunately, second-quarter outperformance fell shy of overcoming the first-quarter deficit.

ONE OF THE BETTER-PERFORMING INDUSTRIES DURING THE FIRST HALF OF 1999 WAS INVESTMENT BANKING/BROKERAGE. WAS THERE A PARTICULAR STOCK IN THIS AREA THAT YOUR MODELS LIKED?

     Yes. The portfolio's sixth-largest holding at the end of June, Morgan Stanley Dean Witter, is a good example. The company is a global financial services firm and market leader in securities, asset management, and credit services. During their quarter ended May 31, 1999, the company reported a 42% increase in per-share earnings--a fairly impressive performance.

     Although Morgan Stanley Dean Witter's securities and credit services revenue was impressive, their investment banking performance was particularly noteworthy. Thanks to proper industry positioning, the company was able to capitalize on the consolidation trend many industries experienced. We've been generally pleased by the results we've seen since adding the stock to the fund's portfolio. Since the beginning of this year, shares of Morgan Stanley Dean Witter have risen about 45%.

WHAT'S ANOTHER EXAMPLE OF A SOLID-PERFORMING STOCK THAT YOUR MODELS FAVORED?

     Shares of VISX, a world leader in the design, manufacture, and marketing of proprietary technologies and laser systems for vision correction, was one. The company pioneered the use of excimer lasers to reshape the eye and improve vision disorders, and its systems are currently sold in over 60 countries worldwide.

     Impressive earnings momentum was one of the things that made this company a standout to our models. Owning VISX shares was particularly rewarding in the first half of 1999, when its price increased from $22 to $79. That is a substantial gain and definitely the kind of performance-enhancing exposure we like to have for Equity Growth.

WHAT CHOICES DETRACTED FROM RETURNS?

     The fund's relative underweighting compared with the S&P 500 in several of the media industry's better performers certainly didn't help performance. MediaOne is a prime example. The company provides basic and premium cable television services to over five million subscribers. Recently, MediaOne introduced high-speed Internet access, telephone services, and digital television in some of its service areas. The company also has interests in some of the fastest-growing wireless communications businesses outside of the U.S.

[right margin]

"UNFORTUNATELY, SECOND-QUARTER OUTPERFORMANCE FELL SHY OF OVERCOMING THE FIRST-QUARTER DEFICIT."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF          AS OF
                             6/30/99       12/31/98
MICROSOFT CORP.               4.4%           3.8%
CHASE MANHATTAN
     CORP.                    2.9%           2.2%
INTEL CORP.                   2.9%           2.4%
WAL-MART STORES, INC.         2.7%           1.6%
BELLSOUTH CORP.               2.5%           3.1%
MORGAN STANLEY
     DEAN WITTER & CO.        2.1%           1.3%
HEWLETT-PACKARD CO.           2.0%           0.8%
GENERAL ELECTRIC CO.
     (U.S.)                   1.7%           1.7%
AT&T CORP.                    1.7%           3.3%
APPLE COMPUTER, INC.          1.7%           1.2%


                                                 www.americancentury.com      7


Equity Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     When MediaOne became an acquisition target of AT&T, a widely recognized name in the communications services industry and the most widely held stock in the United States, its share price rose sharply. However, because media stocks such as CBS were far more attractively valued, our models favored those instead

WHAT DO YOU SEE IN STORE FOR U.S. STOCKS FOR THE REST OF 1999?

     The good news is that corporate profits remained impressive during the second quarter, and with overseas economies rebounding, we believe prospects for U.S. equities look fairly bright.

     However, the good corporate and economic news has a dark side--it might cause the Federal Reserve to raise short-term interest rates again.

     Since higher borrowing costs tend to depress stocks by diminishing the present value of future corporate earnings, continued increases in short-term interest rates by the Fed could conceivably lead to lower overall stock prices. By the same token, though, if growth moderates, the market's tone could become more upbeat and stocks could continue to rally.

GIVEN  THAT  OUTLOOK,  WHAT ARE YOUR  PLANS FOR THE  PORTFOLIO  FOR THE NEXT SIX
MONTHS?

     One thing worth mentioning is that we have recently fine-tuned our investment approach. We've found that our quantitative process is more effective at picking individual stocks than industries. So rather than significantly overweighting and underweighting entire sectors compared with the S&P 500, we have been bringing our industry positions more in line with the index. We're looking to enhance performance through an increased focus on what our models do best: find attractively valued stocks.

     Another focus will likely be to keep Equity Growth fully invested in stocks. When the market rallies, this strategy tends to enhance returns. However, if the market sells off, being fully invested could also dampen performance. To hold such a possibility to a minimum, we will continue looking to add shares of companies with improving earnings forecasts that appear to be undervalued.

[left margin]

"WE'RE LOOKING TO ENHANCE PERFORMANCE THROUGH AN INCREASED FOCUS ON WHAT OUR MODELS DO BEST: FIND ATTRACTIVELY VALUED STOCKS."

TOP FIVE INDUSTRIES
                             % OF FUND INVESTMENTS
                              AS OF          AS OF
                             6/30/99       12/31/98
TELEPHONE
     COMMUNICATIONS           8.8%           10.4%
COMPUTER SOFTWARE
     & SERVICES               8.0%           9.4%
BANKING                       7.4%           7.5%
COMPUTER SYSTEMS              6.0%           4.0%
PHARMACEUTICALS               5.9%           7.4%


8      1-800-345-2021


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%
AEROSPACE & DEFENSE--2.3%
                 109,900   Cordant Technologies Inc.             $    4,966,106
                 117,300   EG&G, Inc.                                 4,178,812
                 123,900   General Dynamics Corp.                     8,487,150
                 552,700   Goodrich (B.F.) Company (The)             23,489,750
                 165,100   United Technologies Corp.                 11,835,606
                                                                 --------------
                                                                     52,957,424
                                                                 --------------
AIRLINES--0.3%
                  35,800   AMR Corp.(1)                               2,443,350
                  27,600   Delta Air Lines Inc.                       1,590,450
                  68,000   Southwest Airlines Co.                     2,116,500
                  17,100   US Airways Group Inc.(1)                     744,919
                                                                 --------------
                                                                      6,895,219
                                                                 --------------
AUTOMOBILES & AUTO PARTS--1.7%
                 112,028   Delphi Automotive Systems Corp.            2,079,520
                 502,000   Ford Motor Co.                            28,331,625
                 113,500   General Motors Corp.                       7,491,000
                                                                 --------------
                                                                     37,902,145
                                                                 --------------
BANKING--7.4%
                 614,038   Banc One Corp.                            36,573,638
                 314,200   BankAmerica Corp.                         23,034,788
                 766,900   Chase Manhattan Corp.                     66,432,712
                  87,200   Fifth Third Bancorp                        5,806,975
                 288,100   First Union Corp.                         13,540,700
                 157,500   Fleet Financial Group, Inc.                6,989,062
                  76,200   GreenPoint Financial Corp.                 2,500,312
                  97,000   Wells Fargo & Co.                          4,146,750
                 135,600   Zions Bancorporation                       8,627,550
                                                                 --------------
                                                                    167,652,487
                                                                 --------------
BIOTECHNOLOGY--2.4%
                 453,600   Amgen Inc.(1)                             27,598,725
                 147,400   Biogen, Inc.(1)                            9,484,269
                 138,100   Chiron Corp.(1)                            2,861,259
                 194,900   Genzyme Corp.                              9,446,559
                  64,500   MedImmune, Inc.(1)                         4,379,953
                                                                 --------------
                                                                     53,770,765
                                                                 --------------
BROADCASTING & MEDIA--1.7%
                  34,000   Cablevision Systems Corp. Cl A(1)          2,380,000
                 485,200   CBS Corp.(1)                              21,075,875
                 185,500   Comcast Corp. Cl A                         7,130,156
                  55,600   EchoStar Communications
                              Corp. Cl A(1)                           8,532,862
                                                                 --------------
                                                                     39,118,893
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--0.1%
                  85,300   Centex Construction Products Inc.          2,910,862
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
BUSINESS SERVICES & SUPPLIES--0.8%
                 131,500   Mastech Corp.(1)                      $    2,440,969
                 211,900   Metzler Group, Inc. (The)(1)               5,847,116
                 240,300   Ogden Corp.                                6,473,081
                  94,300   Valassis Communications, Inc.(1)           3,453,738
                                                                 --------------
                                                                     18,214,904
                                                                 --------------
CHEMICALS & RESINS--1.7%
                 162,700   Dow Chemical Co.                          20,642,562
                 228,400   du Pont (E.I.) de Nemours & Co.           15,602,575
                  42,100   Rohm and Haas Co.                          1,805,038
                                                                 --------------
                                                                     38,050,175
                                                                 --------------
COMMUNICATIONS EQUIPMENT--4.1%
                 213,600   CommScope, Inc.(1)                         6,568,200
                 166,500   Comverse Technology, Inc.(1)              12,560,344
                 292,600   Corning Inc.                              20,518,575
                 573,600   Lucent Technologies Inc.                  38,682,150
                 176,700   Nortel Networks Corp.                     15,339,769
                                                                 --------------
                                                                     93,669,038
                                                                 --------------
COMPUTER PERIPHERALS--1.4%
                 427,000   Cisco Systems Inc.(1)                     27,501,469
                  82,000   Lexmark International Group,
                              Inc. Cl A(1)                            5,417,125
                                                                 --------------
                                                                     32,918,594
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--8.0%
                 201,500   America Online Inc.(1)                    22,265,750
                 202,200   American Management
                              System, Inc.(1)                         6,476,719
                  80,800   Concentric Network Corp.(1)                3,209,275
                  98,800   Concord EFS, Inc.(1)                       4,183,562
                 146,600   Keane, Inc.(1)                             3,316,825
               1,119,900   Microsoft Corp.(1)                       100,930,988
                 216,900   NCR Corp.(1)                              10,587,431
                  79,000   Network Solutions, Inc.(1)                 6,248,406
                  82,300   Sterling Software, Inc.(1)                 2,196,381
                 582,800   Unisys Corp.(1)                           22,692,775
                                                                 --------------
                                                                    182,108,112
                                                                 --------------
COMPUTER SYSTEMS--6.0%
                 840,700   Apple Computer, Inc.(1)                   38,987,462
                 452,400   Dell Computer Corp.(1)                    16,724,662
                  83,800   Gateway Inc.(1)                            4,944,200
                 460,700   Hewlett-Packard Co.                       46,300,350
                 229,000   International Business
                              Machines Corp.                         29,598,250
                                                                 --------------
                                                                    136,554,924
                                                                 --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.4%
                 185,100   Centex Corp.                               6,952,819
                  97,200   Pulte Corp.                                2,241,675
                                                                 --------------
                                                                      9,194,494
                                                                 --------------

See Notes to Financial Statements


                                                 www.americancentury.com      9


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.5%
                 217,200   Avon Products, Inc.                   $   12,054,600
                 123,600   Clorox Co. (The)                          13,202,025
                  24,200   Colgate-Palmolive Co.                      2,389,750
                  64,500   Procter & Gamble Co. (The)                 5,756,625
                  24,600   Whirlpool Corp.                            1,820,400
                                                                 --------------
                                                                     35,223,400
                                                                 --------------
DIVERSIFIED COMPANIES--2.8%
                 348,900   General Electric Co. (U.S.)               39,425,700
                 176,800   Tyco International Ltd.                   16,751,800
                 117,946   Unilever N.V. New York Shares              8,226,734
                                                                 --------------
                                                                     64,404,234
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.1%
               1,098,900   Intel Corp.                               65,350,209
                  92,700   Rockwell International Corp.               5,631,525
                                                                 --------------
                                                                     70,981,734
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--5.2%
                  79,600   Amerada Hess Corp.                         4,736,200
                 214,800   American Power
                              Conversion Corp.(1)                     4,316,138
                 204,200   Anadarko Petroleum Corp.                   7,517,112
                 306,100   Apache Corp.                              11,937,900
                 135,200   Atlantic Richfield Co.                    11,297,650
                  77,300   Burlington Resources Inc.                  3,343,225
                 263,100   Exxon Corp.                               20,291,588
                 356,400   Mobil Corp.                               35,283,600
                  66,600   Occidental Petroleum Corp.                 1,406,925
                 114,800   Sunoco, Inc.                               3,465,525
                  97,300   Texaco Inc.                                6,081,250
                 460,100   Union Pacific Resources                    7,505,381
                  44,700   Vastar Resources, Inc.                     2,343,956
                                                                 --------------
                                                                    119,526,450
                                                                 --------------
ENERGY (SERVICES)--0.7%
                 340,900   Reliant Energy, Inc.                       9,417,362
                 202,900   Tidewater Inc.                             6,188,450
                                                                 --------------
                                                                     15,605,812
                                                                 --------------
FINANCIAL SERVICES--5.1%
                 557,700   Fannie Mae                                38,132,738
                 286,800   Federal Home Loan Mortgage
                              Corporation                            16,634,400
                 119,100   Merrill Lynch & Co., Inc.                  9,520,556
                 462,100   Morgan Stanley Dean Witter & Co.          47,365,250
                  40,900   Providian Financial Corp.                  3,824,150
                                                                 --------------
                                                                    115,477,094
                                                                 --------------
FOOD & BEVERAGE--3.9%
                  60,600   Anheuser-Busch Companies, Inc.             4,298,812
                 189,900   ConAgra, Inc.                              5,056,088
                  85,000   Coors (Adolph) Co. Cl B                    4,207,500

Shares                                                                 Value
--------------------------------------------------------------------------------

                 195,400   Earthgrains Company                   $    5,043,762
                  48,000   General Mills, Inc.                        3,858,000
                 134,500   Hormel Foods Corp.                         5,413,625
                 441,200   IBP, Inc.                                 10,478,500
                 396,600   Keebler Foods Co.(1)                      12,046,725
                 409,600   Quaker Oats Co. (The)                     27,187,200
                 267,300   Suiza Foods Corp.(1)                      11,193,188
                                                                 --------------
                                                                     88,783,400
                                                                 --------------
HEALTHCARE--0.5%
                 141,400   Mallinckrodt Inc.                          5,143,425
                  94,800   PacifiCare Health Systems, Inc.(1)         6,822,638
                                                                 --------------
                                                                     11,966,063
                                                                 --------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.9%
                 298,500   Ingersoll-Rand Co.                        19,290,562
                                                                 --------------
INSURANCE--4.0%
                 348,200   Allstate Corp.                            12,491,675
                 310,700   Fidelity National Financial, Inc.          6,524,700
                 475,600   First American Financial Corp. (The)       8,501,350
                 170,900   Gallagher (Arthur J.) & Co.                8,459,550
                 102,300   LandAmerica Financial Group, Inc.          2,941,125
                 653,600   Lincoln National Corp.                    34,191,450
                 240,900   Loews Corp.                               19,061,212
                                                                 --------------
                                                                     92,171,062
                                                                 --------------
LEISURE--1.6%
                  74,900   Anchor Gaming(1)                           3,602,222
                 168,400   Eastman Kodak Co.                         11,409,100
                  70,900   King World Productions, Inc.(1)            2,468,206
                 442,100   Viacom, Inc. Cl B(1)                      19,452,400
                                                                 --------------
                                                                     36,931,928
                                                                 --------------
MACHINERY & EQUIPMENT--0.7%
                 401,300   Premark International, Inc.               15,048,750
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES--1.8%
                  99,000   Andrx Corp.(1)                             7,632,281
                 144,200   Bard (C.R.), Inc.                          6,894,562
                  34,889   Genzyme Surgical Products(1)                 153,730
                 134,700   Hillenbrand Industries, Inc.               5,825,775
                  49,200   Teleflex Inc.                              2,137,125
                 238,500   VISX, Inc.(1)                             18,908,578
                                                                 --------------
                                                                     41,552,051
                                                                 --------------
METALS & MINING--0.2%
                  73,200   Alcoa Inc.                                 4,529,250
                                                                 --------------
PAPER & FOREST PRODUCTS--0.4%
                  44,200   Fort James Corp.                           1,674,075
                  80,800   International Paper Co.                    4,080,400
                  39,700   Weyerhaeuser Co.                           2,729,375
                                                                 --------------
                                                                      8,483,850
                                                                 --------------

                                               See Notes to Financial Statements


10      1-800-345-2021


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
PHARMACEUTICALS--5.9%
                  28,500   Allergan, Inc.                        $    3,163,500
                 302,500   Bristol-Myers Squibb Co.                  21,307,344
                  35,000   Herbalife International, Inc. Cl A           381,719
                 210,000   Johnson & Johnson                         20,580,000
                 154,000   Lilly (Eli) & Co.                         11,030,250
                 112,350   Medicis Pharmaceutical
                              Corp. Cl A(1)                           2,850,881
                  94,400   Merck & Co., Inc.                          6,985,600
                  65,100   Nature's Sunshine Products, Inc.             703,894
                  66,500   Pfizer, Inc.                               7,298,375
                  72,200   Roberts Pharmaceutical Corp.(1)            1,750,850
                 708,600   Schering-Plough Corp.                     37,555,800
                 306,700   Warner-Lambert Co.                        21,277,312
                                                                 --------------
                                                                    134,885,525
                                                                 --------------
PRINTING & PUBLISHING--0.8%
                 484,800   Deluxe Corp.                              18,876,900
                                                                 --------------
RAILROAD--0.1%
                  50,100   Union Pacific Corp.                        2,921,456
                                                                 --------------
RESTAURANTS--0.6%
                  81,200   Darden Restaurants, Inc.                   1,771,175
                 168,100   Foodmaker, Inc.(1)                         4,769,838
                 136,700   Tricon Global Restaurants Inc.(1)          7,398,888
                                                                 --------------
                                                                     13,939,901
                                                                 --------------
RETAIL (APPAREL)--0.5%
                 156,500   AnnTaylor Stores Corp.(1)                  7,042,500
                  72,900   Claire's Stores, Inc.                      1,868,062
                  52,500   Gap, Inc. (The)                            2,644,688
                                                                 --------------
                                                                     11,555,250
                                                                 --------------
RETAIL (FOOD & DRUG)--0.9%
                  36,540   Albertson's, Inc.                          1,884,094
                 268,200   Safeway Inc.(1)                           13,275,900
                 207,100   Universal Corp.                            5,889,406
                                                                 --------------
                                                                     21,049,400
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--3.0%
                  39,000   Kohl's Corp.(1)                            3,010,312
                  87,900   Neiman-Marcus Group, Inc.(1)               2,257,931
               1,293,600   Wal-Mart Stores, Inc.                     62,416,200
                                                                 --------------
                                                                     67,684,443
                                                                 --------------
RETAIL (SPECIALTY)--1.9%
                 104,800   Best Buy Co., Inc.(1)                      7,074,000
                 453,900   Home Depot, Inc.                          29,248,181
                 183,800   Zale Corp.(1)                              7,352,000
                                                                 --------------
                                                                     43,674,181
                                                                 --------------
RUBBER & PLASTICS--0.2%
                 156,300   Tupperware Corp.                           3,985,650
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
STEEL(2)
                  10,500   Bethlehem Steel Corporation(1)        $       80,719
                                                                 --------------
TELEPHONE COMMUNICATIONS--8.8%
                 704,350   AT&T Corp.                                39,311,534
                 315,300   Ameritech Corp.                           23,174,550
                 160,800   Bell Atlantic Corp.                       10,512,300
               1,199,500   BellSouth Corp.                           56,226,562
                 248,200   GTE Corp.                                 18,801,150
                  30,000   MCI WorldCom, Inc.(1)                      2,580,938
                 612,200   SBC Communications Inc.                   35,507,600
                  60,600   Sprint Corp.                               3,200,438
                 182,500   U S WEST, Inc.                            10,721,875
                                                                 --------------
                                                                    200,036,947
                                                                 --------------
TEXTILES & APPAREL--0.8%
                 180,400   Dexter Corp. (The)                         7,362,575
                  69,600   Tommy Hilfiger Corp.(1)                    5,115,600
                 121,200   VF Corp.                                   5,181,300
                                                                 --------------
                                                                     17,659,475
                                                                 --------------
TOBACCO--0.9%
                 123,800   Fortune Brands, Inc.                       5,122,225
                 354,900   Philip Morris Companies Inc.              14,262,544
                                                                 --------------
                                                                     19,384,769
                                                                 --------------
TRANSPORTATION--0.6%
                  59,400   FDX Corporation(1)                         3,222,450
                 168,900   Hertz Corp. Cl A                          10,471,800
                                                                 --------------
                                                                     13,694,250
                                                                 --------------
UTILITIES--2.2%
                 101,000   FPL Group, Inc.                            5,517,125
                 301,600   LG&E Energy Corp.                          6,333,600
                 253,700   Minnesota Power & Light Co.                5,042,288
                 125,200   Northeast Utilities(1)                     2,214,475
                 136,300   Sempra Energy                              3,083,788
                 584,800   Southern Co.                              15,497,203
                  88,800   Texas Utilities Co.                        3,663,000
                 346,050   Utilicorp United Inc.                      8,413,341
                                                                 --------------
                                                                     49,764,820
                                                                 --------------
WIRELESS COMMUNICATIONS--0.2%
                  87,000   Sprint PCS(1)                              4,969,875
                                                                 --------------
TOTAL COMMON STOCKS                                               2,236,057,237
                                                                 --------------
   (Cost $1,747,968,699)

See Notes to Financial Statements


                                                 www.americancentury.com     11


Equity Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

                                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--1.9%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.70%, dated 6/30/99,
    due 7/1/99 (Delivery value $42,305,523)                      $   42,300,000
                                                                 --------------
   (Cost $42,300,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $2,278,357,237
                                                                 ==============
   (Cost $1,790,268,699)

FUTURES CONTRACTS
                                         Underlying
                     Expiration          Face Amount             Unrealized
  Purchased             Date              at Value                  Gain
------------------------------------------------------------------------------
 135 S&P 500         September
   Futures              1999            $46,632,375              $2,024,838
                                    ===========================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


12      1-800-345-2021


Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                                 INVESTOR CLASS                             ADVISOR CLASS        INSTITUTIONAL CLASS
                              (INCEPTION 12/17/90)                       (INCEPTION 12/15/97)    (INCEPTION 1/28/98)
                INCOME &                  GROWTH & INCOME FUNDS(2)        INCOME &               INCOME &
                 GROWTH     S&P 500    AVERAGE RETURN   FUND'S RANKING     GROWTH    S&P 500      GROWTH    S&P 500
==================================================================================================================
6 MONTHS(1)       9.69%      12.23%       10.93%              --            9.53%     12.23%       9.82%     12.23%
1 YEAR           18.89%      22.75%       14.48%        247 OUT OF 843     18.56%     22.75%      19.17%     22.75%
==================================================================================================================
AVERAGE ANNUAL
RETURNS
3 YEARS          28.56%      29.00%       21.59%        29 OUT OF 515        --         --          --         --
5 YEARS          27.08%      27.81%       21.72%        12 OUT OF 323        --         --          --         --
LIFE OF FUND     21.80%      21.31%       17.62%(3)      5 OUT OF 164(3)   25.17%     27.90%      27.03%     28.91%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/20/90, the date nearest the class's inception for which data are available.

See pages 44-46 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/1999
Income & Growth      $53,805
S&P 500              $52,014

                  Income & Growth         S&P 500
DATE                   VALUE               VALUE
12/17/1990            $10,000             $10,000
12/31/1990            $10,129             $10,014
3/31/1991             $11,821             $11,469
6/30/1991             $11,784             $11,443
9/30/1991             $12,689             $12,055
12/31/1991            $14,083             $13,065
3/31/1992             $13,598             $12,734
6/30/1992             $13,602             $12,976
9/30/1992             $13,997             $13,385
12/31/1992            $15,190             $14,060
3/31/1993             $15,930             $14,674
6/30/1993             $16,296             $14,746
9/30/1993             $16,981             $15,127
12/31/1993            $16,908             $15,478
3/31/1994             $16,147             $14,891
6/30/1994             $16,231             $14,953
9/30/1994             $16,851             $15,685
12/31/1994            $16,814             $15,682
3/31/1995             $18,285             $17,209
6/30/1995             $20,009             $18,852
9/30/1995             $21,672             $20,351
12/31/1995            $23,013             $21,576
3/31/1996             $24,300             $22,735
6/30/1996             $25,284             $23,756
9/30/1996             $26,146             $24,490
12/31/1996            $28,572             $26,530
3/31/1997             $29,081             $27,241
6/30/1997             $33,655             $32,000
9/30/1997             $37,445             $34,393
12/31/1997            $38,419             $35,380
3/31/1998             $44,251             $40,316
6/30/1998             $45,251             $41,646
9/30/1998             $40,142             $37,503
12/31/1998            $49,045             $45,491
3/31/1999             $49,982             $47,761
6/30/1999             $53,805             $52,014

$10,000 investment made 12/17/90

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each graph. Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                  Income & Growth        S&P 500
DATE                  RETURN             RETURN
6/30/1991*            17.84%             16.79%
6/30/1992             15.44%             13.36%
6/30/1993             19.82%             13.57%
6/30/1994             -0.40%              1.43%
6/30/1995             23.28%             25.99%
6/30/1996             26.36%             25.92%
6/30/1997             33.10%             34.69%
6/30/1998             34.46%             30.03%
6/30/1999             18.89%             22.75%

* From 12/17/90 (the fund's inception date) to 6/30/91.


                                                www.americancentury.com      13


Income & Growth--Q&A
--------------------------------------------------------------------------------

     Based on an interview with Kurt Borgwardt and John Schniedwind (pictured on page 6), portfolio managers on the Income & Growth fund investment team.

HOW DID INCOME & GROWTH PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1999?

     The fund posted a noteworthy return but trailed its benchmark, the S&P 500. Income & Growth's total return* was 9.69% for the six months, compared with the S&P 500's 12.23% return and the 10.93% average return of the 922 "Growth & Income Funds" tracked by Lipper Inc.

     Income & Growth's long-term returns remained impressive. For the year ended June 30, 1999, Income & Growth's return ranked the fund among the top third of its peers, while three-year, five-year, and life-of-fund returns were among the top 10% of its Lipper group. (Please see the previous page for fund performance comparisons.)

WHAT CAUSED THE FUND'S UNDERPERFORMANCE RELATIVE TO THE S&P 500?

     The main factor detracting from performance was the fund's underweighting in many of the high-profile, blue chip names that drove the S&P 500 during the first quarter. (See Mark Mallon's Market Perspective on pages 3 and 4.) A driving force behind the narrowly focused dominance of such stocks was investor concern that slower economic growth would follow 1998's global economic crises.

     That predicted slowdown in growth was expected to weigh heavily on the profits of smaller, less-diversified companies. As a result, investors looked to the perceived safety of the largest, most liquid names, which caused price/earnings ratios on these stocks to soar as investors demonstrated a willingness to pay ever-increasing amounts for these companies' earnings. Since these stocks were trading at what seemed excessive prices to our models, the fund had a proportionally smaller exposure.

     Generally speaking, Income & Growth tends to have a more value-oriented bias than the S&P 500. So the stocks in the portfolio were, on average, more reasonably priced based on their underlying companies' business fundamentals, earnings outlook, or intrinsic value. Unfortunately, that didn't help returns as much as more-normal market conditions might have allowed.

MARKET SENTIMENT SHIFTED DIRECTION IN THE SECOND QUARTER OF 1999. WHAT HAPPENED TO FUND RETURNS THEN?

     As investors began eagerly switching to value and small-cap shares, Income & Growth's returns were enhanced. So the same factors that hindered returns during the first quarter--the fund's value-stock tilt and its tendency to hold shares of companies with smaller market capitalizations compared with the S&P 500--paid off handsomely, allowing Income & Growth to outperform. Unfortunately, the fund's second-quarter outperformance of the S&P 500 fell a few percent shy of overcoming its first-quarter deficit.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"FOR THE YEAR ENDED JUNE 30, 1999, INCOME & GROWTH'S RETURN RANKED THE FUND AMONG THE TOP THIRD OF ITS PEERS, WHILE THREE-YEAR, FIVE-YEAR, AND LIFE-OF-FUND RETURNS WERE AMONG THE TOP 10% OF ITS LIPPER GROUP."

PORTFOLIO AT A GLANCE
                            6/30/99           12/31/98
NUMBER OF COMPANIES           270               274
DIVIDEND YIELD               1.80%             1.72%
PRICE/EARNINGS RATIO         22.2              20.4
PORTFOLIO TURNOVER          27%(1)            86%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68(3)            0.69%

(1) Six months ended 6/30/99.

(2) Year ended 12/31/98.

(3) Annualized.

Investment terms are defined in the Glossary on pages 46-47.


14      1-800-345-2021


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT WAS ONE OF THE FUND'S BETTER-PERFORMING STOCKS?

     Hewlett-Packard (HP) shares certainly fall into that category. HP--the fund's ninth-largest holding at the end of June--is a leading global provider of computing and imaging solutions and services for businesses and homes. The company is also focused on capitalizing on Internet opportunities, as well as the proliferation of electronic services.

     Our models were attracted to HP shares because of their favorable price relative to the company's earnings, which surpassed market expectations for the third consecutive quarter. HP cited strong profit performance in its printing and imaging endeavors and solid earnings from personal computer sales as some of the main catalysts for the positive results. Not surprisingly, the stock's price reflected that upbeat performance--shares of HP rose almost 48% during the first half of 1999.

THE INVESTMENT BANKING/BROKERAGE INDUSTRY WAS ONE OF THE BEST PERFORMERS IN THE FIRST HALF OF 1999. DID YOU HAVE ANY STOCKS THERE THAT FARED WELL?

     Our models favored Morgan Stanley Dean Witter in particular. The company is a global financial services firm and market leader in securities, asset management, and credit services. Morgan Stanley Dean Witter reported a 42% increase in per-share earnings during their quarter ended May 31, 1999, a fairly noteworthy performance. Behind that gain was impressive revenue from their securities and credit services operations.

     More impressive was their investment banking performance, which benefited from the trend toward increased consolidation in many industries. Not surprisingly, the company's solid performance has led to a sharp increase in its stock: the price has risen about 45% since the beginning of this year.

THE MEDIA INDUSTRY ALSO FARED WELL DURING THE SIX MONTHS. HOW DID YOUR SELECTIONS IN THIS AREA FACTOR INTO INCOME & GROWTH'S RETURNS?

     Though the fund certainly benefited from its holdings in this area, we were underweight in several of the industry's brighter stars. The main reason we underweighted such stocks was because their valuations were far less attractive than shares of many other companies in the media industry, such as those of CBS.

     For example, the fund was underweight in shares of MediaOne. The company is one of the nation's leaders in broadband services, providing basic and premium cable television services to over five million subscribers. MediaOne recently introduced high-speed Internet access, telephone services, and digital television in some of its service areas. The company also has interests in some of the fastest-growing wireless communications businesses outside of the U.S.

     MediaOne shares rose sharply when the company became an acquisition target of AT&T--a widely recognized name in the communications services industry and the most widely held stock in the United States. So the fund's underweighting dampened performance relative to the S&P 500.

[right margin]

"UNFORTUNATELY, THE FUND'S SECOND-QUARTER OUTPERFORMANCE OF THE S&P 500 FELL A FEW PERCENT SHY OF OVERCOMING ITS FIRST-QUARTER DEFICIT."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                             AS OF         AS OF
                            6/30/99       12/31/98
MICROSOFT CORP.              3.9%           3.9%
GENERAL ELECTRIC CO.
     (U.S.)                  2.7%           2.2%
CHASE MANHATTAN
     CORP.                   2.3%           1.5%
INTEL CORP.                  2.2%           2.4%
WAL-MART STORES, INC.        2.1%           1.7%
INTERNATIONAL BUSINESS
     MACHINES CORP.          1.9%           1.4%
AT&T CORP.                   1.8%           2.6%
EXXON CORP.                  1.7%           0.8%
HEWLET-PACKARD CO.           1.7%           0.9%
LUCENT TECHNOLOGIES
     INC.                    1.7%           1.3%


                                                www.americancentury.com      15


Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR U.S. STOCKS FOR THE REST OF 1999?

     The good news is that corporate profits remained impressive during the second quarter, and with overseas economies rebounding, prospects for U.S. equities look fairly bright. However, we've continued to see a wave of strength in the latest economic reports. Whether that's a harbinger of continued strong growth and additional Federal Reserve rate increases or whether those concerns are overly bearish remains uncertain.

     Since higher borrowing costs tend to depress stocks by diminishing the present value of future corporate earnings, continued increases in short-term interest rates by the Fed could conceivably lead to lower overall stock prices. By the same token, though, if growth moderates, the market's tone could become more upbeat and stocks could continue to rally.

GIVEN  THAT  OUTLOOK,  WHAT ARE YOUR  PLANS FOR THE  PORTFOLIO  FOR THE NEXT SIX
MONTHS?

     Remaining fully invested in stocks will most likely continue to be an important priority. This strategy tends to enhance returns when the market rallies. However, if the market sells off, being fully invested could also dampen returns. To mitigate such a possibility, we will keep looking for shares of companies with improving earnings forecasts that our models show as attractively valued. This strategy will hopefully provide investors with sound returns and an acceptable level of risk.

     One thing worth mentioning is that we have recently fine-tuned our investment approach. We've found that our quantitative process is more effective at picking individual stocks than industries. So rather than significantly overweighting and underweighting entire sectors compared with the S&P 500, we have been bringing our industry positions more in line with the index. We're looking to enhance performance through our increased focus on what our models do best: find attractively valued stocks.

     For example, the portfolio was slightly overweighted in financial services stocks compared with the S&P 500 at period end. Going forward, the percentage of financial services companies in the fund will likely more closely track the percentage in the index. If we decide to overweight one company, we'd likely underweight other financial services holdings to keep the overall sector weighting in line with the index.

[left margin]

"RATHER THAN SIGNIFICANTLY OVERWEIGHTING AND UNDERWEIGHTING ENTIRE SECTORS COMPARED WITH THE S&P 500, WE HAVE BEEN BRINGING OUR INDUSTRY POSITIONS MORE IN LINE WITH THE INDEX."

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                              AS OF            AS OF
                             6/30/99         12/31/98
TELEPHONE
     COMMUNICATIONS           8.0%             8.5%
BANKING                       7.9%             7.8%
PHARMACEUTICALS               7.6%             9.0%
COMPUTER SOFTWARE
     & SERVICES               7.0%             8.1%
COMPUTER SYSTEMS              5.6%             4.6%


16      1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--97.0%
AEROSPACE & DEFENSE--2.1%
                  270,300  AlliedSignal Inc.                     $   17,028,900
                  250,800  Boeing Co.                                11,082,225
                  265,600  Cordant Technologies Inc.                 12,001,800
                  297,000  EG&G, Inc.                                10,580,625
                   94,400  General Dynamics Corp.                     6,466,400
                1,171,700  Goodrich (B.F.) Company (The)             49,797,250
                  250,500  United Technologies Corp.                 17,957,719
                                                                 --------------
                                                                    124,914,919
                                                                 --------------
AIRLINES--0.1%
                   60,600  AMR Corp.(1)                               4,135,950
                   63,300  Delta Air Lines Inc.                       3,647,662
                   22,300  US Airways Group Inc.(1)                     971,444
                                                                 --------------
                                                                      8,755,056
                                                                 --------------
AUTOMOBILES & AUTO PARTS--1.8%
                   76,200  Fleetwood Enterprises, Inc.                2,014,538
                1,363,100  Ford Motor Co.                            76,929,956
                  435,900  General Motors Corp.                      28,769,400
                                                                 --------------
                                                                    107,713,894
                                                                 --------------
BANKING--7.9%
                1,515,500  Banc One Corp.                            90,266,969
                1,162,900  BankAmerica Corp.                         85,255,106
                1,593,700  Chase Manhattan Corp.                    138,054,262
                1,076,300  Citigroup Inc.                            51,124,250
                  123,300  City National Corp.                        4,616,044
                   50,800  Cullen/Frost Bankers, Inc.                 1,400,175
                  886,600  First Union Corp.                         41,670,200
                  489,500  Fleet Financial Group, Inc.               21,721,562
                  414,100  GreenPoint Financial Corp.                13,587,656
                   68,800  Pacific Century Financial Corp.            1,483,500
                  133,200  UnionBanCal Corp.                          4,811,850
                  323,700  Wells Fargo & Co.                         13,838,175
                                                                 --------------
                                                                    467,829,749
                                                                 --------------
BIOTECHNOLOGY--0.9%
                  709,200  Amgen Inc.(1)                             43,150,388
                  140,400  Biogen, Inc.(1)                            9,033,862
                                                                 --------------
                                                                     52,184,250
                                                                 --------------
BROADCASTING & MEDIA--1.8%
                1,584,900  CBS Corp.(1)                              68,844,094
                  581,300  Comcast Corp. Cl A                        22,343,719
                   33,400  MediaOne Group Inc.(1)                     2,484,125
                  138,600  Time Warner Inc.                          10,187,100
                                                                 --------------
                                                                    103,859,038
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--0.1%
                  150,000  York International Corporation             6,421,875
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
BUSINESS SERVICES & SUPPLIES--0.9%
                   60,400  ACNielsen Corp.(1)                    $    1,827,100
                   59,400  Century Business Services, Inc.(1)           857,588
                  170,900  Kelly Services, Inc. Cl A                  5,479,481
                  104,700  Labor Ready, Inc.(1)                       3,402,750
                  519,400  Ogden Corp.                               13,991,338
                  164,400  Omnicom Group Inc.                        13,152,000
                  122,200  Snyder Communications, Inc.(1)             4,002,050
                  315,900  True North Communications Inc.             9,477,000
                                                                 --------------
                                                                     52,189,307
                                                                 --------------
CHEMICALS & RESINS--1.5%
                   34,900  Church & Dwight Co., Inc.                  1,518,150
                  291,400  Dow Chemical Co.                          36,971,375
                  544,200  du Pont (E.I.) de Nemours & Co.           37,175,662
                   39,900  Eastman Chemical Co.                       2,064,825
                   28,800  Ecolab Inc.                                1,256,400
                   36,100  Grace (W.R.) & Co. (Del.)(1)                 663,338
                   50,400  Hercules Inc.                              1,981,350
                  129,400  International Flavors &
                              Fragrances Inc.                         5,742,125
                   33,500  Nalco Chemical Co.                         1,737,812
                   44,413  Rohm and Haas Co.                          1,904,207
                    2,400  Union Carbide Corp.                          117,000
                                                                 --------------
                                                                     91,132,244
                                                                 --------------
COMMUNICATIONS EQUIPMENT--3.8%
                  344,750  Comverse Technology, Inc.(1)              26,007,078
                  161,000  Corning Inc.                              11,290,125
                1,453,800  Lucent Technologies Inc.                  98,040,638
                  192,700  Motorola, Inc.                            18,258,325
                  337,600  Nortel Networks Corp.                     29,307,900
                  112,900  QUALCOMM Inc.(1)                          16,204,678
                  334,600  Tellabs, Inc.(1)                          22,616,869
                                                                 --------------
                                                                    221,725,613
                                                                 --------------
COMPUTER PERIPHERALS--2.0%
                  411,000  Adaptec, Inc.(1)                          14,500,594
                1,285,000  Cisco Systems Inc.(1)                     82,762,031
                  366,800  EMC Corp. (Mass.)(1)                      20,174,000
                                                                 --------------
                                                                    117,436,625
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--7.0%
                  608,200  America Online Inc.(1)                    67,206,100
                  103,000  American Management
                              System, Inc.(1)                         3,299,219
                  104,100  BMC Software, Inc.(1)                      5,618,147
                   92,900  Computer Associates
                              International, Inc.                     5,109,500
                  245,200  Compuware Corp.(1)                         7,792,762
                  103,400  Concord EFS, Inc.(1)                       4,378,344
                   96,100  Electronic Data Systems Corp.              5,435,656
                  260,100  Keane, Inc.(1)                             5,884,762
                2,561,000  Microsoft Corp.(1)                       230,810,130

See Notes to Financial Statements


                                                www.americancentury.com      17


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                  257,900  NCR Corp.(1)                          $   12,588,744
                  509,400  Oracle Corp.(1)                           18,911,475
                   50,900  Shared Medical Systems Corp.               3,321,225
                   71,900  Siebel Systems, Inc.(1)                    4,765,622
                  450,600  Sterling Software, Inc.(1)                12,025,388
                  633,800  Unisys Corp.(1)                           24,678,588
                                                                 --------------
                                                                    411,825,662
                                                                 --------------
COMPUTER SYSTEMS--5.6%
                1,178,100  Apple Computer, Inc.(1)                   54,634,388
                  506,800  Compaq Computer Corp.                     12,004,825
                1,182,600  Dell Computer Corp.(1)                    43,719,244
                  117,600  Gateway Inc.(1)                            6,938,400
                  998,000  Hewlett-Packard Co.                      100,299,000
                  851,700  International Business
                              Machines Corp.                        110,082,225
                   75,600  Sun Microsystems, Inc.(1)                  5,209,312
                                                                 --------------
                                                                    332,887,394
                                                                 --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.5%
                  274,700  Centex Corp.                              10,318,419
                  123,800  D.R. Horton, Inc.                          2,058,175
                  293,800  Foster Wheeler Corp.                       4,149,925
                  196,500  Kaufman & Broad Home Corp.                 4,887,938
                  122,400  Lafarge Corp.                              4,337,550
                  265,000  Pulte Corp.                                6,111,562
                                                                 --------------
                                                                     31,863,569
                                                                 --------------
CONSUMER PRODUCTS--1.6%
                   27,000  Alberto-Culver Company Cl B                  718,875
                  371,200  Avon Products, Inc.                       20,601,600
                   98,900  Clorox Co. (The)                          10,563,756
                  151,100  National Service Industries, Inc.          5,439,600
                  461,000  Procter & Gamble Co. (The)                41,144,250
                  230,800  Whirlpool Corp.                           17,079,200
                                                                 --------------
                                                                     95,547,281
                                                                 --------------
DIVERSIFIED COMPANIES--4.3%
                1,414,300  General Electric Co. (U.S.)              159,815,900
                  207,300  Minnesota Mining &
                              Manufacturing Co.                      18,022,144
                  498,000  Tyco International Ltd.                   47,185,500
                  336,014  Unilever N.V. New York Shares             23,436,976
                   76,200  Viad Corp                                  2,357,438
                                                                 --------------
                                                                    250,817,958
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.0%
                2,193,200  Intel Corp.                              130,426,862
                  178,300  Micron Technology, Inc.(1)                 7,187,719
                  382,000  Rockwell International Corp.              23,206,500
                   91,000  Texas Instruments Inc.                    13,195,000
                                                                 --------------
                                                                    174,016,081
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION & MARKETING)--5.4%
                   23,500  Ashland Inc.                          $      942,938
                  159,500  Atlantic Richfield Co.                    13,328,219
                   62,700  Chevron Corp.                              5,968,256
                1,320,900  Exxon Corp.                              101,874,412
                  683,000  Kerr-McGee Corp.                          34,278,062
                  249,500  Keyspan Energy Corp.                       6,580,562
                  531,700  Mobil Corp.                               52,638,300
                  169,300  Occidental Petroleum Corp.                 3,576,462
                  500,000  Royal Dutch Petroleum Co.
                              New York Shares                        30,125,000
                  261,500  Sunoco, Inc.                               7,894,031
                  741,500  Texaco Inc.                               46,343,750
                  394,500  Ultramar Diamond Shamrock Corp.            8,605,031
                  250,500  Union Pacific Resources                    4,086,281
                                                                 --------------
                                                                    316,241,304
                                                                 --------------
ENERGY (SERVICES)--0.5%
                  346,100  Diamond Offshore Drilling, Inc.            9,820,588
                  120,700  Reliant Energy, Inc.                       3,334,338
                  489,200  Tidewater Inc.                            14,920,600
                                                                 --------------
                                                                     28,075,526
                                                                 --------------
ENVIRONMENTAL SERVICES--0.1%
                  172,600  Browning-Ferris Industries, Inc.           7,421,800
                                                                 --------------
FINANCIAL SERVICES--3.7%
                   75,900  Bear Stearns Companies Inc.                3,548,325
                  184,000  Countrywide Credit Industries, Inc.        7,866,000
                  913,200  Fannie Mae                                62,440,050
                  502,900  Federal Home Loan Mortgage
                              Corporation                            29,168,200
                  268,100  Lehman Brothers Holdings Inc.             16,689,225
                  296,800  Merrill Lynch & Co., Inc.                 23,725,450
                  748,600  Morgan Stanley Dean Witter & Co.          76,731,500
                                                                 --------------
                                                                    220,168,750
                                                                 --------------
FOOD & BEVERAGE--3.6%
                  265,100  Anheuser-Busch Companies, Inc.            18,805,531
                  283,200  Bestfoods                                 14,018,400
                  103,000  Coca-Cola Company (The)                    6,437,500
                  300,100  ConAgra, Inc.                              7,990,162
                  296,800  Earthgrains Company                        7,661,150
                  477,300  General Mills, Inc.                       38,362,988
                  574,600  Heinz (H.J.) Co.                          28,801,825
                   97,600  Hormel Foods Corp.                         3,928,400
                  128,400  IBP, Inc.                                  3,049,500
                  204,700  Lance, Inc.                                3,185,644
                1,166,000  Nabisco Group Holdings Corp.              22,809,875
                  135,200  PepsiCo, Inc.                              5,230,550
                  588,700  Quaker Oats Co. (The)                     39,074,962
                  245,500  Sara Lee Corp.                             5,569,781
                  166,000  SYSCO Corp.                                4,948,875
                                                                 --------------
                                                                    209,875,143
                                                                 --------------

                                               See Notes to Financial Statements


18      1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
HEALTHCARE--0.8%
                  214,000  Baxter International, Inc.            $   12,973,750
                  108,400  Cardinal Health, Inc.                      6,951,150
                  509,600  Mallinckrodt Inc.                         18,536,700
                  112,700  PacifiCare Health Systems, Inc.(1)         8,110,878
                   18,500  RehabCare Group, Inc.(1)                     341,094
                   46,500  Trigon Healthcare, Inc.(1)                 1,691,438
                                                                 --------------
                                                                     48,605,010
                                                                 --------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.6%
                  135,000  Caterpillar Inc.                           8,100,000
                  386,400  Ingersoll-Rand Co.                        24,971,100
                                                                 --------------
                                                                     33,071,100
                                                                 --------------
INSURANCE--4.0%
                1,094,200  Allstate Corp.                            39,254,425
                  235,700  Conseco Inc.                               7,174,119
                  281,600  Fidelity National Financial, Inc.          5,913,600
                  519,700  First American Financial Corp. (The)       9,289,638
                  178,400  Gallagher (Arthur J.) & Co.                8,830,800
                  154,600  LandAmerica Financial Group, Inc.          4,444,750
                1,410,600  Lincoln National Corp.                    73,792,012
                  495,400  Loews Corp.                               39,198,525
                  650,200  Marsh & McLennan Companies, Inc.          49,090,100
                   39,900  Travelers Property Casualty
                              Corp. Cl A                              1,561,088
                                                                 --------------
                                                                    238,549,057
                                                                 --------------
LEISURE--1.4%
                   49,600  Anchor Gaming(1)                           2,385,450
                  569,700  Carnival Corp. Cl A                       27,630,450
                  150,100  Disney (Walt) Co.                          4,624,956
                  389,000  Eastman Kodak Co.                         26,354,750
                  531,400  Viacom, Inc. Cl B(1)                      23,381,600
                                                                 --------------
                                                                     84,377,206
                                                                 --------------
MACHINERY & EQUIPMENT--0.5%
                   69,800  Briggs & Stratton Corp.                    4,030,950
                   34,100  Cummins Engine Company, Inc.               1,947,962
                   86,000  Pentair, Inc.                              3,934,500
                  488,600  Premark International, Inc.               18,322,500
                   37,400  SPX Corp.(1)                               3,122,900
                                                                 --------------
                                                                     31,358,812
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES--0.9%
                  101,600  Andrx Corp.(1)                             7,832,725
                  348,400  Hillenbrand Industries, Inc.              15,068,300
                   67,800  St. Jude Medical, Inc.(1)                  2,415,375
                  338,600  VISX, Inc.(1)                             26,844,631
                                                                 --------------
                                                                     52,161,031
                                                                 --------------
METALS & MINING--0.2%
                  149,900  Alcoa Inc.                                 9,275,062
                    2,300  ASARCO Inc.                                   43,269
                                                                 --------------
                                                                      9,318,331
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
OFFICE--0.1%
                  352,800  CarrAmerica Realty Corp.              $    8,820,000
                                                                 --------------
PACKAGING & CONTAINERS(2)
                   61,800  Crown Cork & Seal Co., Inc.                1,761,300
                                                                 --------------
PAPER & FOREST PRODUCTS--0.6%
                   85,100  Fort James Corp.                           3,223,162
                  205,000  International Paper Co.                   10,352,500
                  261,800  Kimberly-Clark Corp.                      14,922,600
                  102,300  Weyerhaeuser Co.                           7,033,125
                                                                 --------------
                                                                     35,531,387
                                                                 --------------
PHARMACEUTICALS--7.6%
                  453,800  Abbott Laboratories                       20,647,900
                   57,400  American Home Products Corp.               3,300,500
                  613,600  Bergen Brunswig Corp. Cl A                10,584,600
                1,013,900  Bristol-Myers Squibb Co.                  71,416,581
                  141,400  Herbalife International, Inc. Cl A         1,542,144
                  600,800  Johnson & Johnson                         58,878,400
                  595,000  Lilly (Eli) & Co.                         42,616,875
                  111,200  McKesson HBOC, Inc.                        3,572,300
                   52,200  Medicis Pharmaceutical
                              Corp. Cl A(1)                           1,324,575
                  789,000  Merck & Co., Inc.                         58,386,000
                   87,600  Nature's Sunshine Products, Inc.             947,175
                  344,900  Pfizer, Inc.                              37,852,775
                  514,400  Pharmacia & Upjohn Inc.                   29,224,350
                1,165,000  Schering-Plough Corp.                     61,745,000
                  686,600  Warner-Lambert Co.                        47,632,875
                                                                 --------------
                                                                    449,672,050
                                                                 --------------
PRINTING & PUBLISHING--0.9%
                1,297,100  Deluxe Corp.                              50,505,831
                                                                 --------------
RAILROAD--0.1%
                  109,000  Union Pacific Corp.                        6,356,062
                                                                 --------------
REAL ESTATE--0.2%
                1,209,100  Host Marriott Corp.                       14,358,062
                                                                 --------------
RESTAURANTS--0.5%
                   80,600  Brinker International, Inc.(1)             2,191,312
                  101,800  McDonald's Corp.                           4,205,612
                   67,300  Tricon Global Restaurants Inc.(1)          3,642,612
                  585,600  Wendy's International, Inc.               16,579,800
                                                                 --------------
                                                                     26,619,336
                                                                 --------------
RETAIL (APPAREL)--0.5%
                   39,700  Cato Corp. Cl A                              461,512
                  155,610  Intimate Brands, Inc.                      7,372,024
                  127,800  Ross Stores, Inc.                          6,425,944
                  524,900  TJX Companies, Inc. (The)                 17,485,731
                                                                 --------------
                                                                     31,745,211
                                                                 --------------

See Notes to Financial Statements


                                                www.americancentury.com      19


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
RETAIL (FOOD & DRUG)--0.8%
                  264,975  Albertson's, Inc.                     $   13,662,773
                  182,000  Kroger Co. (The)(1)                        5,084,625
                   91,200  Rite Aid Corp.                             2,245,800
                  226,200  Safeway Inc.(1)                           11,196,900
                  584,900  Supervalu Inc.                            15,024,619
                   80,100  Universal Corp.                            2,277,844
                                                                 --------------
                                                                     49,492,561
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--3.2%
                   38,200  Enesco Group, Inc.                           883,375
                  690,700  Penney (J.C.) Company, Inc.               33,542,119
                  630,400  Sears, Roebuck & Co.                      28,092,200
                2,604,400  Wal-Mart Stores, Inc.                    125,662,300
                                                                 --------------
                                                                    188,179,994
                                                                 --------------
RETAIL (INTERNET)--0.1%
                   48,600  Amazon.com, Inc.(1)                        6,079,556
                                                                 --------------
RETAIL (SPECIALTY)--1.7%
                  452,300  Best Buy Co., Inc.(1)                     30,530,250
                  205,000  Borders Group, Inc.(1)                     3,241,562
                   34,800  Circuit City Stores-Circuit
                              City Group                              3,236,400
                  251,300  Hollywood Entertainment Corp.(1)           4,908,203
                  609,400  Home Depot, Inc.                          39,268,212
                   83,000  Lowe's Companies, Inc.                     4,705,062
                   51,500  Starbucks Corp.(1)                         1,929,641
                  260,900  Zale Corp.(1)                             10,436,000
                                                                 --------------
                                                                     98,255,330
                                                                 --------------
RUBBER & PLASTICS--0.3%
                  755,500  Tupperware Corp.                          19,265,250
                                                                 --------------
STEEL--0.1%
                   24,800  Bethlehem Steel Corporation(1)               190,650
                   40,200  Nucor Corp.                                1,906,988
                   40,800  USX-U.S. Steel Group                       1,101,600
                                                                 --------------
                                                                      3,199,238
                                                                 --------------
TELEPHONE COMMUNICATIONS--8.0%
                1,876,550  AT&T Corp.                               104,734,947
                   67,600  ALLTEL Corp.                               4,833,400
                  453,700  Ameritech Corp.                           33,346,950
                  533,800  Bell Atlantic Corp.                       34,897,175
                1,706,000  BellSouth Corp.                           79,968,750
                  568,600  GTE Corp.                                 43,071,450
                  534,900  MCI WorldCom, Inc.(1)                     46,018,116
                1,101,300  SBC Communications Inc.                   63,875,400
                  178,800  Sprint Corp.                               9,442,875
                  872,400  U S WEST, Inc.                            51,253,500
                                                                 --------------
                                                                    471,442,563
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
TEXTILES & APPAREL--0.6%
                  295,200  Dexter Corp. (The)                    $   12,047,850
                   89,900  Tommy Hilfiger Corp.(1)                    6,607,650
                  336,600  VF Corp.                                  14,389,650
                                                                 --------------
                                                                     33,045,150
                                                                 --------------
TOBACCO--1.1%
                  411,200  Fortune Brands, Inc.                      17,013,400
                  968,600  Philip Morris Companies Inc.              38,925,612
                  264,666  R.J. Reynolds Tobacco
                              Holdings, Inc.(1)                       8,336,979
                                                                 --------------
                                                                     64,275,991
                                                                 --------------
TRANSPORTATION--0.2%
                  201,900  Hertz Corp. Cl A                          12,517,800
                   85,500  Laidlaw Inc.                                 630,562
                   19,000  Laidlaw Inc. ORD                             137,999
                                                                 --------------
                                                                     13,286,361
                                                                 --------------
UTILITIES--3.3%
                  186,600  Ameren Corp.                               7,160,775
                  958,500  Central & South West Corp.                22,404,938
                  547,800  Conectiv, Inc.                            13,386,862
                   41,500  Conectiv, Inc. Cl A                        1,743,000
                  348,300  Constellation Energy Group                10,318,388
                  409,100  Dominion Resources, Inc. (Va.)            17,719,144
                  444,400  Duke Energy Corp.                         24,164,250
                   37,500  GPU Inc.                                   1,582,031
                   45,600  Hawaiian Electric Industries, Inc.         1,618,800
                  251,700  LG&E Energy Corp.                          5,285,700
                  305,800  MCN Energy Group Inc.                      6,345,350
                   60,600  MDU Resources Group, Inc.                  1,382,438
                  519,900  Minnesota Power & Light Co.               10,333,012
                1,051,000  Sempra Energy                             23,778,875
                  220,100  Southern Co.                               5,832,650
                  224,300  Texas Utilities Co.                        9,252,375
                1,214,550  Utilicorp United Inc.                     29,528,747
                                                                 --------------
                                                                    191,837,335
                                                                 --------------
WIRELESS COMMUNICATIONS--0.5%
                  471,400  Sprint PCS(1)                             26,928,725
                                                                 --------------
TOTAL COMMON STOCKS                                               5,721,000,878
                                                                 --------------
   (Cost $4,448,152,522)

PREFERRED STOCK--0.1%
UTILITIES
                  290,000  Avista Corp.                               4,930,000
                                                                 --------------
   (Cost $5,309,832)

                                               See Notes to Financial Statements


20      1-800-345-2021


Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--2.9%
   Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.70%, dated 6/30/99,
    due 7/1/99 (Delivery value $159,320,798)                     $  159,300,000
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.70%, dated 6/30/99,
    due 7/1/99 (Delivery value $13,701,789)                          13,700,000
                                                                 --------------
TOTAL TEMPORARY CASH INVESTMENTS                                    173,000,000
                                                                 --------------
   (Cost $173,000,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $5,898,930,878
                                                                 ==============
   (Cost $4,626,462,354)

FUTURES CONTRACTS
                                             Underlying
                      Expiration             Face Amount         Unrealized
   Purchased             Date                 at Value              Gain
-----------------------------------------------------------------------------
  464 S&P 500         September
    Futures              1999               $160,277,200          $6,431,945
                                         =====================================

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                www.americancentury.com      21


Small Cap Quantitative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                  SMALL CAP     S&P SMALLCAP          SMALL CAP FUNDS(2)
                QUANTITATIVE     600 INDEX     AVERAGE RETURN    FUND'S RANKING
===============================================================================
6 MONTHS(1)         1.06%          5.04%           8.56%              --
===============================================================================
RETURNS
LIFE OF FUND(1)     1.47%          5.78%           9.91%              --

The fund's inception date was 7/31/98.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 45-46 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 6/30/1999 S&P SmallCap 600 Index $11,318 Small Cap Quantitative $10,147

                   Small Cap           S&P SmallCap
                  Quantitative          600 Index
DATE                  VALUE               VALUE
7/31/1998            $10,000             $10,000
8/31/1998             $8,000              $8,070
9/30/1998             $8,460              $8,564
10/31/1998            $8,840              $8,961
11/30/1998            $9,399              $9,466
12/31/1998           $10,040             $10,071
1/31/1999             $9,679             $10,492
2/28/1999             $8,799             $10,165
3/31/1999             $8,642             $10,572
4/30/1999             $9,404             $10,981
5/31/1999             $9,685             $10,722
6/30/1999            $10,147             $11,318

$10,000 investment made 7/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P SmallCap 600 Index is provided for comparison. Small Cap Quantitative's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


22      1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
/photo of Kurt Borgwardt and Bill Martin/

     An interview with Kurt Borgwardt and Bill Martin, portfolio managers on the Small Cap Quantitative fund management team.

HOW DID SMALL CAP  QUANTITATIVE  PERFORM  DURING THE SIX  MONTHS  ENDED JUNE 30,
1999?

     Though the period was a volatile one for small-company stocks, returns were relatively flat (see Mark Mallon's stock market discussion on pages 3 and 4). For the six months, Small Cap Quantitative returned 1.06%, while the S&P SmallCap 600 was up 5.04%. By comparison, the average return of the 777 "Small Cap Funds" tracked by Lipper Inc. was 8.56% for the same period. (See the previous page for additional performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE LIPPER GROUP?

     We can point to two reasons. First, we don't typically invest in initial public offerings (IPOs), though many small-cap funds do. The IPO market tends to be volatile, but it has enjoyed tremendous success lately. That limited our performance relative to the peer group so far in 1999.

     Second, we manage the portfolio against the S&P SmallCap 600 Index, while the vast majority of our peers track the Russell 2000 Index of small-company stocks. The Russell 2000 was up about 8.5% for the six months, which is right in line with the peer group average return. The Russell outperformed because of its heavier weighting in Internet stocks. Internet shares appreciated so much that they went from about 4% of the Russell index a year ago to around 12% at the end of June.

WHY DID YOU SELECT THE S&P 600 AS THE FUND'S BENCHMARK?

     We chose the S&P 600 for the fund's benchmark because it's put together with companies selected for size and industry representation. We think that gives the fund a more sound, diversified benchmark than the Russell index, which is constructed by taking the 3,000 largest U.S. stocks and simply lopping off the top 1,000.

EXPLAIN HOW YOU MANAGE SMALL CAP QUANTITATIVE RELATIVE TO THE INDEX.

     We use a quantitative approach that relies on sophisticated financial models to help us make investment decisions. First, we use a stock-ranking model to analyze more than 2,000 small-cap stocks. The model takes into account things like earnings growth and relative value in trying to rank these stocks based on their expected total return. We use another computer model to create a portfolio of high-ranking stocks that matches the overall risk level of the S&P 600. Then we conduct a fundamental review of the buy and sell decisions

[right margin]

"THOUGH THE PERIOD WAS A VOLATILE ONE FOR SMALL-COMPANY STOCKS, RETURNS WERE RELATIVELY FLAT."

PORTFOLIO AT A GLANCE
                             6/30/99           12/31/98
NUMBER OF COMPANIES            150               230
DIVIDEND YIELD                0.98%             0.65%
PRICE/EARNINGS RATIO          17.3              15.5
PORTFOLIO TURNOVER           91%(1)            30%(2)
EXPENSE RATIO               0.88%(3)          0.94%(3)

(1) Six months ended 6/30/99.

(2) 7/31/98 (inception) through 12/31/98.

(3) Annualized.

Investment terms are defined in the Glossary on pages 46-47.


                                                www.americancentury.com      23


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

the  model  generates.   In  addition,  we  work  with  a  team  of  experienced
quantitative analysts who are continually refining and improving our management process.

DID YOU MAKE ANY REFINEMENTS TO THE INVESTMENT APPROACH FOR SMALL CAP QUANTITATIVE OVER THE LAST SIX MONTHS?

     Yes, we did. We've found that our investment process is more effective at picking individual stocks than industries. So rather than significantly over-and underweighting entire industries relative to the index, we're bringing our industry positions more in line with those of the S&P 600.

     At the same time, we have been trimming the number of stocks in the portfolio. We carefully evaluated each name, concentrating the portfolio in fewer, higher-ranking stocks, as measured by our stock-ranking model. We think running the fund "industry neutral" with fewer companies puts the portfolio in the best position to benefit from what our quantitative approach has historically done best--pick attractively valued individual stocks.

GIVE SOME EXAMPLES OF STOCKS THE MODEL PICKED THAT ENHANCED RETURNS.

     Two good examples are Cullen/Frost Bankers and K-Swiss, our two largest holdings at the end of June. K-Swiss is a stock we've held since the fund's inception. The company is probably best known for its line of tennis shoes, but it also markets apparel and accessories. The stock carries a reasonable valuation, while it's seen healthy earnings growth in recent quarters because of impressive retail sales in the U.S. For the six months, the stock was up nearly 250%.

     However, Cullen/Frost may be a better example of the model's ability to make solid individual stock picks, finding good names even within down industries.

CAN YOU TALK A LITTLE MORE ABOUT CULLEN/FROST BANKERS?

     Cullen/Frost is a holding company for a group of Texas regional banks. The stock held up relatively well even though most bank and financial shares fared poorly in the second quarter because of rising interest rates. The company is highly profitable and the dominant independent player in its area. Cullen/Frost shares were buoyed in the second quarter by the announcement of a $100 million share buy-back plan. In addition, Cullen/Frost also completed the acquisition of another, smaller Texas bank.

WHAT ABOUT THE PORTFOLIO'S POORER PERFORMERS SO FAR IN 1999?

     An example of stocks we held that didn't perform as well as we'd hoped were those of title insurance companies. Most mortgage lenders require title insurance before they'll finance a real estate purchase, so the volume of title insurers' business depends on the number of home sales. Holding several of these companies was a good play in 1998, when interest rates plummeted and home sales hit an all-time high. But higher rates so far this year have these stocks sailing into a headwind. So despite the fact that title insurance companies had the very characteristics the model likes in a stock, they still performed poorly over the six months.

[left margin]

"CULLEN/FROST HELD UP RELATIVELY WELL EVEN THOUGH MOST BANK AND FINANCIAL SHARES FARED POORLY IN THE SECOND QUARTER BECAUSE OF RISING INTEREST RATES."

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                             AS OF          AS OF
                            6/30/99       12/31/98
CULLEN/FROST BANKERS,
     INC.                    2.0%           0.4%
K-SWISS INC. CL A            1.7%           1.1%
DARDEN RESTAURANTS,
     INC.                    1.4%           1.3%
HCC INSURANCE
     HOLDINGS, INC.          1.3%           1.4%
AMERICAN
     MANAGEMENT
     SYSTEM, INC.            1.3%            --
VALASSIS
     COMMUNICATIONS,
     INC.                    1.3%           0.7%
IDEXX LABORATORIES,
     INC.                    1.2%            --
DEVON ENERGY CORP.           1.2%            --
YORK INTERNATIONAL
     CORP.                   1.1%           1.5%
PROGRESS SOFTWARE
     CORP.                   1.1%            --


24      1-800-345-2021


Small Cap Quantitative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WERE THERE ANY STOCKS IN THE INDEX YOU AVOIDED THAT ENDED UP PERFORMING WELL?

     The most glaring example is E-Trade, an online discount brokerage. The mania for Internet stocks in late 1998 and early 1999 made E-Trade the best-performing stock in the S&P 600. In fact, its shares did so well that E-Trade grew to twice the size of the next largest company in the index. Like most Internet stocks, E-Trade's valuation was astronomical and earnings still less than stellar. Of course, our quantitative approach is geared toward the opposite--earnings momentum at attractive prices. As a result, we largely avoided E-Trade and other Internet shares. That goes a long way toward explaining the fund's underperformance relative to the benchmark.

WHAT'S YOUR OUTLOOK FOR SMALL-CAP STOCKS IN THE COMING MONTHS?

     We have a generally positive outlook. First, economic growth is good--the U.S. economy continues to hum along, and we've had better-than-expected economic news out of Southeast Asia and Japan. Small-cap stocks tend to do better during periods of robust growth. Value shares also tend to do better in this type of environment, and value is one of the key considerations in our stock selection process.

     Another potential positive for small-cap shares is the trend toward consolidation in many industries, including insurance, banking, utilities, and natural gas, among others. We think mergers and acquisitions of smaller companies by larger players should help support prices for small-cap stocks in many parts of the economy.

     Finally, small-cap stocks in general remain very attractively valued relative to large-cap and growth stocks. That means small stocks could hold up better than larger growth stocks if interest rates continue to rise. That's because when rates rise, you expect to see the highest-priced stocks get hit hardest. Because small-cap stocks lagged last year, we feel they're much better values than the typical large-cap stock right now.

GIVEN THAT OUTLOOK, HOW WILL YOU MANAGE THE FUND?

     We're sticking to our marching orders--buying small companies that we believe are undervalued. That strategy hasn't done as well over the last year, when only one thing worked--large size. The stock market's narrow focus meant many investment strategies and disciplines that worked well in the past just weren't rewarded last year. We think the greater risk, though, is in abandoning a proven long-term strategy to chase performance for a brief period. As a result, we currently plan to continue to run the fund industry neutral relative to the index, trying instead to enhance performance through individual stock selection.

[right margin]

"WE'RE STICKING TO OUR MARCHING ORDERS--BUYING SMALL COMPANIES THAT WE BELIEVE ARE UNDERVALUED."

TOP FIVE INDUSTRIES
                             % OF FUND INVESTMENTS
                             AS OF            AS OF
                            6/30/99         12/31/98
BUSINESS SERVICES
     & SUPPLIES              8.4%             7.6%
ELECTRICAL & ELECTRONIC
     COMPONENTS              7.5%             4.4%
BANKING                      6.2%             1.9%
COMPUTER SOFTWARE
     & SERVICES              5.6%             8.1%
UTILITIES                    4.2%             3.2%


                                                www.americancentury.com      25


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--95.7%
AEROSPACE & DEFENSE--1.6%
                      900  Cordant Technologies Inc.               $    40,669
                    3,500  EG&G, Inc.                                  124,687
                    3,600  Triumph Group, Inc.(1)                       91,800
                                                                  -------------
                                                                       257,156
                                                                  -------------
AUTOMOBILES & AUTO PARTS--3.1%
                    2,800  Arvin Industries, Inc.                      106,050
                    2,500  Borg-Warner Automotive, Inc.                137,500
                    4,200  Fleetwood Enterprises, Inc.                 111,037
                    4,800  Insurance Auto Auctions, Inc.(1)             77,400
                    1,700  Navistar International Corp.(1)              85,000
                                                                  -------------
                                                                       516,987
                                                                  -------------
BANKING--6.2%
                   12,200  Cullen/Frost Bankers, Inc.                  336,262
                    2,000  Golden State Bancorp Inc.(1)                 44,000
                    1,400  GreenPoint Financial Corp.                   45,938
                    3,500  Hamilton Bancorp Inc.(1)                     83,781
                    1,800  Hudson United Bancorp                        55,125
                    4,100  Imperial Bancorp                             81,231
                    4,800  Independent Bank Corp. (Mich.)               83,550
                    1,900  People's Bancshares, Inc.                    38,356
                    3,300  Silicon Valley Bancshares(1)                 81,881
                    6,500  Southwest Bancorporation of
                              Texas, Inc.(1)                           116,594
                      600  U.S. Trust Corp.                             55,500
                                                                  -------------
                                                                     1,022,218
                                                                  -------------
BIOTECHNOLOGY--0.5%
                    1,100  MedImmune, Inc.(1)                           74,697
                                                                  -------------
BROADCASTING & MEDIA--0.3%
                    1,300  Westwood One, Inc.(1)                        46,394
                                                                  -------------
BUILDING & HOME IMPROVEMENTS--1.7%
                    2,800  Centex Construction Products Inc.            95,550
                    4,400  York International Corporation              188,375
                                                                  -------------
                                                                       283,925
                                                                  -------------
BUSINESS SERVICES & SUPPLIES--8.4%
                    2,000  Acxiom Corp.(1)                              49,938
                    6,700  ADVO, Inc.(1)                               139,025
                      600  Catalina Marketing Corp.(1)                  55,200
                    8,700  Corrpro Companies, Inc.(1)                   75,038
                    3,600  Fair, Isaac and Co., Inc.                   126,225
                    4,800  Interim Services Inc.(1)                     99,000
                    2,200  Labor Ready, Inc.(1)                         71,500
                    3,700  MAXIMUS, Inc.(1)                            106,375
                    2,200  Metzler Group, Inc. (The)(1)                 60,706
                    3,300  Ogden Corp.                                  88,894
                    6,000  RWD Technologies, Inc.(1)                    62,438

Shares                                                                 Value
--------------------------------------------------------------------------------

                   10,500  Schawk, Inc.                            $    93,844
                    4,600  URS Corp.(1)                                134,838
                    5,750  Valassis Communications, Inc.(1)            210,593
                                                                  -------------
                                                                     1,373,614
                                                                  -------------
CHEMICALS & RESINS--1.5%
                    3,600  Geon Co.                                    116,100
                    1,600  Hercules Inc.                                62,900
                    3,700  Schulman (A.), Inc.                          63,247
                                                                  -------------
                                                                       242,247
                                                                  -------------
COMMUNICATIONS EQUIPMENT--3.2%
                    4,500  CommScope, Inc.(1)                          138,375
                    3,700  DSP Communications, Inc.(1)                 106,838
                    3,100  Inter-Tel, Inc.                              56,188
                    8,600  InterVoice, Inc.(1)                         123,894
                    1,500  Plantronics, Inc.(1)                         97,688
                                                                  -------------
                                                                       522,983
                                                                  -------------
COMPUTER PERIPHERALS--2.6%
                    3,200  Adaptec, Inc.(1)                            112,900
                    2,600  C-Cube Microsystems Inc.(1)                  82,306
                    8,800  Cirrus Logic, Inc.(1)                        77,550
                    5,200  Xircom, Inc.(1)                             156,488
                                                                  -------------
                                                                       429,244
                                                                  -------------
COMPUTER SOFTWARE & SERVICES--5.6%
                    1,700  Adobe Systems Inc.                          139,666
                    6,700  American Management
                              System, Inc.(1)                          214,609
                    4,100  CIBER, Inc.(1)                               78,412
                    2,000  Open Text Corp.(1)                           59,750
                    6,400  Progress Software Corp.(1)                  182,000
                    4,600  Sterling Software, Inc.(1)                  122,762
                    4,100  Whittman-Hart, Inc.(1)                      130,431
                                                                  -------------
                                                                       927,630
                                                                  -------------
COMPUTER SYSTEMS--1.7%
                    3,000  Apple Computer, Inc.(1)                     139,125
                    5,600  Insight Enterprises, Inc.(1)                138,425
                                                                  -------------
                                                                       277,550
                                                                  -------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--3.8%
                    2,000  Centex Corp.                                 75,125
                    2,100  Dycom Industries, Inc.(1)                   117,600
                    3,500  M/I Schottenstein Homes, Inc.                64,531
                    2,600  NVR, Inc.(1)                                135,688
                    3,100  Pulte Corp.                                  71,494
                    5,600  Ryland Group, Inc. (The)                    166,250
                                                                  -------------
                                                                       630,688
                                                                  -------------
CONSUMER PRODUCTS--0.7%
                    2,500  Scotts Co. (The) Cl A(1)                    119,062
                                                                  -------------

                                               See Notes to Financial Statements


26      1-800-345-2021


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC  COMPONENTS--7.5%
                    2,000  CTS Corp.                               $   140,000
                    8,400  Cypress Semiconductor Corp.(1)              138,600
                    2,700  Hutchinson Technology Inc.(1)                74,756
                    3,500  Innovex Inc.                                 48,562
                    2,700  Lattice Semiconductor Corp.(1)              167,738
                    2,200  Novellus Systems, Inc.(1)                   150,081
                    3,800  Park Electrochemical Corp.                  109,250
                    3,200  Pinnacle Systems, Inc.(1)                   108,000
                      700  Sanmina Corp.(1)                             53,112
                    4,300  Smith (A.O.) Corp.                          120,400
                    1,700  Vitesse Semiconductor Corp.(1)              115,016
                                                                  -------------
                                                                     1,225,515
                                                                  -------------
ENERGY (PRODUCTION & MARKETING)--2.6%
                    2,700  Basin Exploration, Inc.(1)                   54,422
                    5,000  Callon Petroleum Co.(1)                      51,562
                    5,400  Devon Energy Corp.                          193,050
                    2,900  Houston Exploration Co.(1)                   54,919
                    1,800  Kinder Morgan Energy
                              Partners, L.P.                            66,600
                                                                  -------------
                                                                       420,553
                                                                  -------------
ENERGY (SERVICES)--0.8%
                    8,100  Oceaneering International, Inc.(1)          130,612
                                                                  -------------
FINANCIAL SERVICES--3.4%
                    2,200  Dain Rauscher Corp.                         119,075
                    8,300  Doral Financial Corp.                       142,916
                    7,900  ITLA Capital Corp.(1)                       122,450
                    2,400  Legg Mason, Inc.                             92,400
                    5,000  Roslyn Bancorp, Inc.                         86,094
                                                                  -------------
                                                                       562,935
                                                                  -------------
FOOD & BEVERAGE--2.9%
                    5,000  Ben & Jerry's Homemade,
                              Inc. Cl A(1)                             139,375
                      800  Canandaigua Brands, Inc. Cl A(1)             41,925
                    4,600  Earthgrains Company                         118,738
                    6,000  Pilgrim's Pride Corp. Cl B                  180,000
                                                                  -------------
                                                                       480,038
                                                                  -------------
FURNITURE & FURNISHINGS--0.9%
                    5,100  Furniture Brands International,
                              Inc.(1)                                  142,162
                                                                  -------------
HEALTHCARE--1.3%
                    4,000  Oxford Health Plans, Inc.(1)                 62,125
                    3,900  Quest Diagnostics Inc.(1)                   106,762
                    1,500  Renal Care Group Inc.(1)                     38,766
                                                                  -------------
                                                                       207,653
                                                                  -------------

Shares                                                                 Value
--------------------------------------------------------------------------------
INDUSTRIAL EQUIPMENT & MACHINERY--1.3%
                    1,900  Tecumseh Products Cl A                  $   115,009
                    3,400  Terex Corp.(1)                              103,488
                                                                  -------------
                                                                       218,497
                                                                  -------------
INSURANCE--3.7%
                    2,700  FBL Financial Group, Inc. Cl A               52,650
                    5,200  Fidelity National Financial, Inc.           109,200
                    6,800  First American Financial Corp. (The)        121,550
                    5,200  Fremont General Corp.                        98,150
                    9,700  HCC Insurance Holdings, Inc.                220,069
                                                                  -------------
                                                                       601,619
                                                                  -------------
LEISURE--1.6%
                    1,900  Anchor Gaming(1)                             91,378
                    3,300  Avid Technology, Inc.(1)                     52,903
                    4,300  Department 56, Inc.(1)                      115,562
                                                                  -------------
                                                                       259,843
                                                                  -------------
MACHINERY & EQUIPMENT--0.7%
                    2,000  Graco Inc.                                   58,750
                    1,700  Zebra Technologies Corp. Cl A(1)             65,184
                                                                  -------------
                                                                       123,934
                                                                  -------------
MEDICAL EQUIPMENT & SUPPLIES--4.0%
                    2,300  AmeriSource Health Corp.(1)                  58,650
                    2,500  ICU Medical, Inc.(1)                         43,672
                    8,700  IDEXX Laboratories, Inc.(1)                 202,003
                    7,100  Invivo Corp.(1)                              94,962
                    9,100  Minntech Corp.                              134,794
                    3,500  Patterson Dental Co.(1)                     121,734
                                                                  -------------
                                                                       655,815
                                                                  -------------
METALS & MINING--2.1%
                    4,300  AMCOL International Corp.                    61,812
                    2,500  Freeport-McMoran Copper &
                              Gold, Inc. Cl B                           44,844
                    2,700  Reynolds Metals Co.                         159,300
                    2,300  Stillwater Mining Co.(1)                     75,181
                                                                  -------------
                                                                       341,137
                                                                  -------------
PAPER & FOREST PRODUCTS--0.7%
                    3,200  Chesapeake Corp.                            119,800
                                                                  -------------
PHARMACEUTICALS--2.5%
                    1,300  Barr Laboratories, Inc.(1)                   51,838
                    7,200  Bergen Brunswig Corp. Cl A                  124,200
                    7,100  Dura Pharmaceuticals, Inc.(1)                84,312
                    1,100  Jones Medical Industries, Inc.               43,278
                    4,700  Roberts Pharmaceutical Corp.(1)             113,975
                                                                  -------------
                                                                       417,603
                                                                  -------------
PRINTING & PUBLISHING--0.6%
                    2,800  McClatchy Newspapers, Inc.                   92,750
                                                                  -------------

See Notes to Financial Statements


                                                 www.americancentury.com      27


Small Cap Quantitative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
RESTAURANTS--2.2%
                   10,700  Darden Restaurants, Inc.                $   233,394
                    1,900  Foodmaker, Inc.(1)                           53,912
                    6,600  Taco Cabana, Inc. Cl A(1)                    67,650
                                                                  -------------
                                                                       354,956
                                                                  -------------
RETAIL (APPAREL)--1.4%
                    8,700  Cato Corp. Cl A                             101,138
                    1,500  Footstar, Inc.(1)                            55,781
                    4,900  Wilsons The Leather Experts Inc.(1)          80,697
                                                                  -------------
                                                                       237,616
                                                                  -------------
RETAIL (GENERAL MERCHANDISE)--1.3%
                    5,900  Casey's General Stores, Inc.                 88,316
                    3,600  ShopKo Stores, Inc.(1)                      130,500
                                                                  -------------
                                                                       218,816
                                                                  -------------
RETAIL (SPECIALTY)--1.9%
                    2,200  Michaels Stores, Inc.(1)                     67,100
                    1,900  Williams-Sonoma, Inc.(1)                     66,144
                    4,500  Zale Corp.(1)                               180,000
                                                                  -------------
                                                                       313,244
                                                                  -------------
RUBBER & PLASTICS--0.4%
                    2,900  Tupperware Corp.                             73,950
                                                                  -------------
TEXTILES & APPAREL--4.1%
                    3,700  Fossil, Inc.(1)                             178,525
                    6,200  K-Swiss Inc. Cl A                           286,944
                    3,600  Mohawk Industries, Inc.(1)                  109,350
                    1,500  Timberland Co. (The)(1)                     102,094
                                                                  -------------
                                                                       676,913
                                                                  -------------
TRANSPORTATION--2.7%
                    5,000  Expeditors International of
                              Washington, Inc.                         136,406
                    2,000  Hertz Corp. Cl A                            124,000
                   10,100  Yellow Corp.(1)                             177,697
                                                                  -------------
                                                                       438,103
                                                                  -------------
UTILITIES--4.2%
                    2,900  AGL Resources Inc.                      $    53,469
                    8,600  Cascade Natural Gas Corp.                   163,400
                    4,700  Central Maine Power Co.                     123,081
                    1,800  E'town Corp.                                 82,350
                    2,700  Eastern Enterprises                         107,325
                    3,200  MidAmerican Energy
                              Holdings Co.(1)                          110,800
                    1,900  Philadelphia Suburban Corp.                  43,819
                                                                  -------------
                                                                       684,244
                                                                  -------------
TOTAL COMMON STOCKS                                                 15,722,703
                                                                  -------------
   (Cost $13,768,946)

TEMPORARY CASH INVESTMENTS--4.3%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.72%, dated 6/30/99,
    due 7/1/99 (Delivery value $700,092)                               700,000
                                                                  -------------
   (Cost $700,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $16,422,703
                                                                  =============
   (Cost $14,468,946)

FUTURES CONTRACTS
                                              Underlying
                         Expiration           Face Amount           Unrealized
    Purchased               Date               at Value                Gain
-----------------------------------------------------------------------------
 2 Russell 2000           September
     Futures                1999               $462,000               $13,835
                                            ==================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


28      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)                         EQUITY        INCOME &       SMALL CAP
                                                  GROWTH         GROWTH       QUANTITATIVE
ASSETS
Investment securities, at value
  (identified cost of $1,790,268,699,
  $4,626,462,354, and $14,468,946,
  respectively) (Note 3) .................... $2,278,357,237 $5,898,930,878 $   16,422,703
Cash ........................................     28,755,305     47,512,652         19,490
Receivable for investments sold .............     29,226,324     78,158,626        231,733
Receivable for variation margin
  on futures contracts ......................      3,358,752     13,212,669         27,645
Dividends and interest receivable ...........      2,232,790      4,966,905          7,250
                                              -------------- -------------- --------------
                                               2,341,930,408  6,042,781,730     16,708,821
                                              -------------- -------------- --------------

LIABILITIES
Payable for investments purchased ...........     18,423,873     80,393,452        454,026
Accrued management fees (Note 2) ............      1,215,840      3,096,690         11,176
Distribution fees payable (Note 2) ..........         22,508         54,701           --
Service fees payable (Note 2) ...............         22,508         54,701           --
Payable for directors' fees and expenses ....          7,872         20,084             55
                                              -------------- -------------- --------------
                                                  19,692,601     83,619,628        465,257
                                              -------------- -------------- --------------
Net Assets .................................. $2,322,237,807 $5,959,162,102 $   16,243,564
                                              ============== ============== ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..... $1,816,367,655 $4,666,585,959 $   14,879,319
Undistributed net investment income .........        385,270        898,571         16,928
Accumulated undistributed net
  realized gain (loss) on investments .......     15,371,506     12,777,103       (620,275)
Net unrealized appreciation
  on investments ............................    490,113,376  1,278,900,469      1,967,592
                                              -------------- -------------- --------------
                                              $2,322,237,807 $5,959,162,102 $   16,243,564
                                              ============== ============== ==============
Investor Class, $10.00 Par Value
Net assets .................................. $2,199,868,248 $5,622,706,780 $   16,243,564
Shares outstanding ..........................     90,508,059    176,664,124      3,210,874
Net asset value per share ................... $        24.31 $        31.83 $         5.06

Advisor Class, $10.00 Par Value
Net assets .................................. $  115,693,246 $  285,144,738            N/A
Shares outstanding ..........................      4,759,999      8,964,883            N/A
Net asset value per share ................... $        24.31 $        31.81            N/A

Institutional Class, $10.00 Par Value
Net assets .................................. $    6,676,313 $   51,310,584            N/A
Shares outstanding ..........................        274,677      1,612,046            N/A
Net asset value per share ................... $        24.31 $        31.83            N/A

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                www.americancentury.com      29


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                            EQUITY      INCOME &      SMALL CAP
                                            GROWTH       GROWTH     QUANTITATIVE
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $186,758,
  $450,593, and $114,
  respectively) ........................ $ 16,118,792 $ 43,192,336 $     59,184
Interest ...............................    1,749,117    5,009,476       13,534
                                         ------------ ------------ ------------
                                           17,867,909   48,201,812       72,718
                                         ------------ ------------ ------------
Expenses (Note 2):
Management fees ........................    7,325,868   17,266,517       61,357
Distribution fees -- Advisor Class .....      121,335      234,936         --
Service fees -- Advisor Class ..........      121,335      234,936         --
Directors' fees and expenses ...........       32,085       75,042          207
                                         ------------ ------------ ------------
                                            7,600,623   17,811,431       61,564
                                         ------------ ------------ ------------

Net investment income ..................   10,267,286   30,390,381       11,154
                                         ------------ ------------ ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments .......................   24,732,744   32,238,198     (585,875)
Change in net unrealized
  appreciation on investments ..........  138,912,725  436,390,297      673,491
                                         ------------ ------------ ------------

Net realized gain on investments .......  163,645,469  468,628,495       87,616
                                         ------------ ------------ ------------
Net Increase in Net Assets
  Resulting from Operations ............ $173,912,755 $499,018,876 $     98,770
                                         ============ ============ ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


30      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

                                              EQUITY GROWTH                   INCOME & GROWTH
Increase in Net Assets                    1999             1998            1999             1998

OPERATIONS
Net investment income ............. $    10,267,286  $    15,486,425  $    30,390,381  $    40,218,775
Net realized gain on investments ..      24,732,744       35,760,449       32,238,198      142,119,705
Change in net unrealized
  appreciation on investments .....     138,912,725      272,888,031      436,390,297      559,106,533
                                    ---------------  ---------------  ---------------  ---------------
Net increase in net assets
   resulting from operations ......     173,912,755      324,134,905      499,018,876      741,445,013
                                    ---------------  ---------------  ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................     (10,025,552)     (14,886,016)     (29,334,267)     (41,096,754)
  Advisor Class ...................        (402,050)        (240,053)        (816,368)        (261,933)
  Institutional Class .............         (36,385)         (69,448)        (408,458)        (329,375)
From net realized gains
  on investment transactions:
  Investor Class ..................     (10,812,598)     (58,918,572)     (11,296,695)    (168,684,571)
  Advisor Class ...................        (475,116)      (1,190,628)        (375,184)      (1,905,461)
  Institutional Class .............         (31,956)        (244,674)        (147,458)      (1,110,386)
                                    ---------------  ---------------  ---------------  ---------------
Decrease in net assets
  from distributions ..............     (21,783,657)     (75,549,391)     (42,378,430)    (213,388,480)
                                    ---------------  ---------------  ---------------  ---------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net assets from
  capital share transactions ......      62,284,211    1,085,260,447    1,086,851,049    2,088,770,763
                                    ---------------  ---------------  ---------------  ---------------
Net increase in net assets ........     214,413,309    1,333,845,961    1,543,491,495    2,616,827,296

NET ASSETS
Beginning of period ...............   2,107,824,498      773,978,537    4,415,670,607    1,798,843,311
                                    ---------------  ---------------  ---------------  ---------------
End of period ..................... $ 2,322,237,807  $ 2,107,824,498  $ 5,959,162,102  $ 4,415,670,607
                                    ===============  ===============  ===============  ===============
Undistributed net
  investment income ............... $       385,270  $       581,971  $       898,571  $     1,067,283
                                    ===============  ===============  ===============  ===============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                www.americancentury.com      31


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND PERIOD ENDED DECEMBER 31, 1998

                                                       SMALL CAP QUANTITATIVE
Increase in Net Assets                                 1999             1998(1)

OPERATIONS
Net investment income ........................    $     11,154     $      5,774
Net realized loss on investments .............        (585,875)            (152)
Change in net unrealized
  appreciation on investments ................         673,491        1,294,101
                                                  ------------     ------------
Net increase in net assets
  resulting from operations ..................          98,770        1,299,723
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on
   investment transactions ...................         (34,248)            --
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .................       1,208,388       13,670,931
                                                  ------------     ------------
Net increase in net assets ...................       1,272,910       14,970,654

NET ASSETS
Beginning of period ..........................      14,970,654             --
                                                  ------------     ------------
End of period ................................    $ 16,243,564     $ 14,970,654
                                                  ============     ============
Undistributed net
  investment income ..........................    $     16,928     $      5,774
                                                  ============     ============

(1) For the period July 31, 1998 (inception) through December 31, 1998.

                                               See Notes to Financial Statements


32      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Equity Growth Fund (Equity Growth), Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund (Small Cap Quantitative) (the funds) are three of the six funds issued by the corporation. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Small Cap Quantitative seeks long-term capital appreciation by investing primarily in equity securities of small companies. Each fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class for Small Cap Quantitative had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the funds' custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for the funds. Distributions from net realized gains for the funds are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                www.americancentury.com      33


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.52000% for Equity Growth and Income & Growth and 0.5380% to 0.7200% for Small Cap Quantitative. The rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 1999, the effective annual Investor Class management fee was 0.68%, 0.68%, and 0.88%, for Equity Growth, Income & Growth, and Small Cap Quantitative, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 1999, were $242,670 and $469,872 for Equity Growth and Income & Growth, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended June 30, 1999, were as follows:

                                                               SMALL CAP
                       EQUITY GROWTH      INCOME & GROWTH     QUANTITATIVE

Purchases               $935,578,479      $2,341,752,782      $14,095,106
Proceeds from sales     $895,156,103      $1,323,272,529      $12,506,586

    On June 30, 1999, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                               SMALL CAP
                       EQUITY GROWTH      INCOME & GROWTH     QUANTITATIVE

Appreciation            $524,336,234      $1,268,841,854      $2,377,654
Depreciation            (38,679,052)        (1,787,909)        (439,027)
                       --------------     --------------     -------------
Net                     $485,657,182      $1,267,053,945      $1,938,627
                       ==============     ==============     =============
Federal Tax Cost       $1,792,700,055     $4,631,876,933      $14,484,076
                       ==============     ==============     =============


34   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                    EQUITY GROWTH                   INCOME & GROWTH
                               SHARES          AMOUNT            SHARES           AMOUNT
INVESTOR CLASS
Designated shares ......... 1,000,000,000                    1,000,000,000
                            =============                    =============
Six months ended
  June 30, 1999
Sold ......................  26,975,791      $619,028,182     57,803,351     $1,737,779,484
Issued in reinvestment
  of distributions ........   869,865         19,824,881      1,293,308        38,813,838
Redeemed .................. (26,572,121)     (609,669,915)   (29,925,594)     (901,456,882)
                            -------------   --------------   -------------   ---------------
Net increase ..............  1,273,535        $29,183,148     29,171,065      $875,136,440
                            =============   ==============   =============   ===============
Year ended
  December 31,1998
Sold ......................  79,167,360     $1,635,239,405   116,830,264     $3,139,123,789
Issued in reinvestment
  of distributions ........  3,338,986        70,931,709      7,289,584        201,730,676
Redeemed .................. (33,884,304)     (694,135,413)   (50,483,283)    (1,344,449,467)
                            -------------   --------------   -------------   ---------------
Net increase ..............  48,622,042     $1,012,035,701    73,636,565     $1,996,404,998
                            =============   ==============   =============   ===============

ADVISOR CLASS
Designated shares ......... 250,000,000                       250,000,000
                            =============                    =============
Six months ended
  June 30, 1999
Sold ......................  2,209,361       $50,676,796      7,809,929       $233,748,439
Issued in reinvestment
  of distributions ........    36,780          838,194          38,930          1,167,525
Redeemed ..................   (699,580)      (16,138,310)     (1,046,011)     (31,247,888)
                            -------------   --------------   -------------   ---------------
Net increase ..............  1,546,561       $35,376,680      6,802,848       $203,668,076
                            =============   ==============   =============   ===============
Year ended
  December 31, 1998
Sold ......................  3,460,572       $71,291,106      2,114,996        $57,804,915
Issued in reinvestment
  of distributions ........    63,562         1,365,124         75,830          2,115,059
Redeemed ..................   (339,759)       (7,034,401)      (181,840)       (4,869,268)
                            -------------   --------------   -------------   ---------------
Net increase ..............  3,184,375       $65,621,829      2,008,986        $55,050,706
                            =============   ==============   =============   ===============

INSTITUTIONAL CLASS
Designated shares ......... 250,000,000                       250,000,000
                            =============                    =============
Six months ended
  June 30, 1999
Sold ......................    81,779        $ 1,871,157      1,570,590        $47,015,645
Issued in reinvestment
  of distributions ........    2,588            58,873          15,422           461,243
Redeemed ..................   (186,936)       (4,205,647)     (1,303,999)     (39,430,355)
                            -------------   --------------   -------------   ---------------
Net increase (decrease) ...   (102,569)      $(2,275,617)      282,013        $  8,046,533
                            =============   ==============   =============   ===============
Period ended
  December 31, 1998(1)
Sold ......................   750,895        $15,738,872      2,515,749        $67,794,606
Issued in reinvestment
  of distributions ........    11,999          254,904          48,266          1,333,067
Redeemed ..................   (385,648)       (8,390,859)     (1,233,982)     (31,812,614)
                            -------------   --------------   -------------   ---------------
Net increase ..............   377,246         $7,602,917      1,330,033        $37,315,059
                            =============   ==============   =============   ===============

(1) January 2, 1998 (commencement of sale) through December 31, 1998 for Equity Growth and January 28, 1998 (commencement of sale) through December 31, 1998 for Income & Growth.


                                                www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                                    SMALL CAP QUANTITATIVE
                                                    SHARES           AMOUNT
INVESTOR CLASS
Designated shares ..........................    1,000,000,000
                                               ==============
Six months ended June 30, 1999
Sold .......................................        2,252,237    $   10,608,156
Issued in reinvestment of distributions ....            7,597            33,508
Redeemed ...................................       (2,030,925)       (9,433,276)
                                               --------------    --------------
Net increase ...............................          228,909    $    1,208,388
                                               ==============    ==============
Period ended December 31,1998(1)
Sold .......................................        4,340,662    $   19,938,978
Issued in reinvestment of distributions ....             --                --
Redeemed ...................................       (1,358,697)       (6,268,047)
                                               --------------    --------------
Net increase ...............................        2,981,965    $   13,670,931
                                               ==============    ==============

(1) July 31, 1998 (inception) through December 31, 1998.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
6.  FUND EVENTS

    The following name changes became effective March 1, 1999:

           =====================================================================
           NEW NAME                     FORMER NAME
           =====================================================================
  FUND:    Equity Growth Fund           American Century Equity Growth

  FUND:    Income & Growth Fund         American Century Income & Growth

  FUND:    Small Cap Quantitative Fund  American Century Small Cap Quantitative


36      1-800-345-2021


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                             Investor Class
                                           1999(1)          1998           1997           1996         1995        1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $     22.71      $     19.04     $    15.96     $    14.25   $    11.53   $   12.12
                                       -----------      -----------     ----------     ----------   ----------   ---------
Income From Investment Operations
  Net Investment Income ..............        0.11(2)          0.22(2)        0.27(2)        0.27         0.26        0.30
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..        1.72             4.53           5.36           3.55         3.70       (0.33)
                                       -----------      -----------     ----------     ----------   ----------   ---------
  Total From Investment Operations ...        1.83             4.75           5.63           3.82         3.96       (0.03)
                                       -----------      -----------     ----------     ----------   ----------   ---------
Distributions
  From Net Investment Income .........       (0.11)           (0.20)         (0.24)         (0.26)       (0.23)      (0.30)
  From Net Realized Gains on
  Investment Transactions ............       (0.12)           (0.88)         (2.31)         (1.85)       (1.01)      (0.26)
                                       -----------      -----------     ----------     ----------   ----------   ---------
  Total Distributions ................       (0.23)           (1.08)         (2.55)         (2.11)       (1.24)      (0.56)
                                       -----------      -----------     ----------     ----------   ----------   ---------
Net Asset Value, End of Period ....... $     24.31      $     22.71     $    19.04     $    15.96   $    14.25   $   11.53
                                       ===========      ===========     ==========     ==========   ==========   =========
  Total Return(3) ....................        8.11%           25.45%         36.06%         27.34%       34.56%      (0.23)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................        0.68%(4)         0.69%          0.67%          0.63%        0.71%       0.75%
Ratio of Net Investment Income
to Average Net Assets ................        0.94%(4)         1.07%          1.39%          1.74%        1.96%       2.26%
Portfolio Turnover Rate ..............          42%              89%           161%           131%         126%         94%
Net Assets, End of Period
(in thousands) ....................... $ 2,199,868      $ 2,026,304     $  773,425     $  274,433   $  159,450   $  97,437

(1) Six months ended June 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                www.americancentury.com      37


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                             1999(1)          1998          1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ... $     22.70      $     19.04   $     21.61
                                         -----------      -----------   -----------
Income From Investment Operations
  Net Investment Income(3) .............        0.08             0.16          0.05
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....        1.74             4.54         (0.25)
                                         -----------      -----------   -----------
  Total From Investment Operations .....        1.82             4.70         (0.20)
                                         -----------      -----------   -----------
Distributions
  From Net Investment Income ...........       (0.09)           (0.16)        (0.06)
  From Net Realized Gains on
  Investment Transactions ..............       (0.12)           (0.88)        (2.31)
                                         -----------      -----------   -----------
  Total Distributions ..................       (0.21)           (1.04)        (2.37)
                                         -----------      -----------   -----------
Net Asset Value, End of Period ......... $     24.31      $     22.70   $     19.04
                                         ===========      ===========   ===========
  Total Return(4) ......................        8.05%           25.14%        (0.50)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................        0.93%(5)         0.94%         0.94%(5)
Ratio of Net Investment Income
to Average Net Assets ..................        0.69%(5)         0.82%         1.14%(5)
Portfolio Turnover Rate ................          42%              89%          161%
Net Assets, End of Period
(in thousands) ......................... $   115,693      $    72,954   $       553

(1) Six months ended June 30, 1999 (unaudited).

(2) October 9, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                               See Notes to Financial Statements


38      1-800-345-2021


Equity Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                      Institutional Class
                                                   1999(1)          1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........   $   22.71        $   19.06
                                                 ---------        ---------
Income From Investment Operations
  Net Investment Income(3) ...................        0.13             0.27
  Net Realized and Unrealized Gain
  on Investment Transactions .................        1.72             4.51
                                                 ---------        ---------
  Total From Investment Operations ...........        1.85             4.78
                                                 ---------        ---------
Distributions
  From Net Investment Income .................       (0.13)           (0.25)
  From Net Realized Gains on
  Investment Transactions ....................       (0.12)           (0.88)
                                                 ---------        ---------
  Total Distributions ........................       (0.25)           (1.13)
                                                 ---------        ---------
Net Asset Value, End of Period ...............   $   24.31        $   22.71
                                                 =========        =========
  Total Return(4) ............................        8.22%           25.59%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................        0.48%(5)         0.49%(5)
Ratio of Net Investment Income
to Average Net Assets ........................        1.14%(5)         1.27%(5)
Portfolio Turnover Rate ......................          42%              89%
Net Assets, End of Period
(in thousands) ...............................   $   6,676        $   8,566

(1) Six months ended June 30, 1999 (unaudited).

(2) January 2, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com      39


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                               Investor Class
                                            1999(1)          1998            1997           1996         1995         1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $     29.25      $     24.31     $     20.16     $    17.81   $    13.92   $    15.08
                                        -----------      -----------     -----------     ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ...............        0.18(2)          0.36(2)         0.43(2)        0.44         0.42         0.44
  Net Realized and Unrealized Gain
   (Loss) on Investment Transactions ..        2.64             6.23            6.40           3.79         4.64        (0.53)
                                        -----------      -----------     -----------     ----------   ----------   ----------
  Total From Investment Operations ....        2.82             6.59            6.83           4.23         5.06        (0.09)
                                        -----------      -----------     -----------     ----------   ----------   ----------
Distributions
  From Net Investment Income ..........       (0.17)           (0.35)          (0.39)         (0.44)       (0.42)       (0.43)
  From Net Realized Gains on
  Investment Transactions .............       (0.07)           (1.30)          (2.29)         (1.44)       (0.75)       (0.64)
                                        -----------      -----------     -----------     ----------   ----------   ----------
  Total Distributions .................       (0.24)           (1.65)          (2.68)         (1.88)       (1.17)       (1.07)
                                        -----------      -----------     -----------     ----------   ----------   ----------
Net Asset Value, End of Period ........ $     31.83      $     29.25     $     24.31     $    20.16   $    17.81   $    13.92
                                        ===========      ===========     ===========     ==========   ==========   ==========
  Total Return(3) .....................        9.69%           27.67%          34.52%         24.15%       36.88%       (0.55)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................        0.68%(4)         0.69%           0.65%          0.62%        0.67%        0.73%
Ratio of Net Investment Income
to Average Net Assets .................        1.18%(4)         1.31%           1.81%          2.32%        2.61%        2.96%
Portfolio Turnover Rate ...............          27%              86%            102%            92%          70%          68%
Net Assets, End of Period
(in thousands) ........................ $ 5,622,707      $ 4,313,575     $ 1,795,124     $  717,695   $  373,701   $  224,939

(1) Six months ended June 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for less than one year are not annualized.

(4) Annualized.

                                               See Notes to Financial Statements


40      1-800-345-2021


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                            1999(1)          1998           1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $     29.22      $     24.30   $     26.36
                                        -----------      -----------   -----------
Income From Investment Operations
  Net Investment Income(3) ............        0.14             0.31          0.01
  Net Realized and Unrealized Gain
  on Investment Transactions ..........        2.63             6.22          0.25
                                        -----------      -----------   -----------
  Total From Investment Operations ....        2.77             6.53          0.26
                                        -----------      -----------   -----------
Distributions
  From Net Investment Income ..........       (0.11)           (0.31)        (0.03)
  From Net Realized Gains on
  Investment Transactions .............       (0.07)           (1.30)        (2.29)
                                        -----------      -----------   -----------
  Total Distributions .................       (0.18)           (1.61)        (2.32)
                                        -----------      -----------   -----------
Net Asset Value, End of Period ........ $     31.81      $     29.22   $     24.30
                                        ===========      ===========   ===========
  Total Return(4) .....................        9.53%           27.37%         1.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................        0.93%(5)         0.94%         0.94%(5)
Ratio of Net Investment Income
to Average Net Assets .................        0.93%(5)         1.06%         1.22%(5)
Portfolio Turnover Rate ...............          27%              86%          102%
Net Assets, End of Period
(in thousands) ........................ $   285,145      $    63,169   $     3,720

(1) Six months ended June 30, 1999 (unaudited).

(2) December 15, 1997 (commencement of sale) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com      41


Income & Growth--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                     Institutional Class
                                                  1999(1)           1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......   $    29.27        $    24.29
                                               ----------        ----------
Income From Investment Operations
  Net Investment Income(3) .................         0.21              0.39
  Net Realized and Unrealized Gain
  on Investment Transactions ...............         2.65              6.26
                                               ----------        ----------
  Total From Investment Operations .........         2.86              6.65
                                               ----------        ----------
Distributions
  From Net Investment Income ...............        (0.23)            (0.37)
  From Net Realized Gains on
  Investment Transactions ..................        (0.07)            (1.30)
                                               ----------        ----------
  Total Distributions ......................        (0.30)            (1.67)
                                               ----------        ----------
Net Asset Value, End of Period .............   $    31.83        $    29.27
                                               ==========        ==========
  Total Return(4) ..........................         9.82%            27.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................         0.48%(5)          0.49%(5)
Ratio of Net Investment Income
to Average Net Assets ......................         1.38%(5)          1.51%(5)
Portfolio Turnover Rate ....................           27%               86%
Net Assets, End of Period
(in thousands) .............................   $   51,311        $   38,926

(1) Six months ended June 30, 1999 (unaudited).

(2) January 28, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                               See Notes to Financial Statements


42      1-800-345-2021


Small Cap Quantitative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Investor Class
                                                   1999(1)           1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........   $     5.02        $     5.00
                                                ----------        ----------
Income From Investment Operations
  Net Realized and Unrealized Gain
  on Investment Transactions ................         0.05              0.02
                                                ----------        ----------
Distributions
  From Net Realized Gains on
  Investment Transactions ...................        (0.01)             --
                                                ----------        ----------
Net Asset Value, End of Period ..............   $     5.06        $     5.02
                                                ==========        ==========
  Total Return(3) ...........................         1.06%             0.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .......................         0.88%(4)          0.94%(4)
Ratio of Net Investment Income
to Average Net Assets .......................         0.16%(4)          0.20%(4)
Portfolio Turnover Rate .....................           91%               30%
Net Assets, End of Period
(in thousands) ..............................   $   16,244        $   14,971

(1) Six months ended June 30, 1999 (unaudited).

(2) July 31, 1998 (inception) through December 31, 1998.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com      43


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined-benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares. The Advisor Class and Institutional Class had not commenced as of June 30, 1999, for the Small Cap Quantitative fund.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


44      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

     INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods of less than one year.

     The Lipper categories for the quantitative equity funds are:

     GROWTH FUNDS (Equity Growth) --funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

     GROWTH  &  INCOME   FUNDS   (Income  &  Growth)   --funds  that  combine  a
growth-of-earnings orientation and an income requirement for level and/or rising dividends.

     SMALL  CAP  FUNDS  (Small  Cap  Quantitative)   --funds  that  limit  their
investments on the basis of the size of the company.

[right margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGERS
     JOHN SCHNIEDWIND
     JEFF TYLER
     BILL MARTIN
     KURT BORGWARDT


                                                www.americancentury.com      45


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 37-43.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES --the number of different companies held by the fund on a given date.

* DIVIDEND YIELD --a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO --a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER --the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

EQUITY TERMS

* BLUE CHIP  STOCKS  --stocks  of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* GROWTH STOCKS --generally considered to be stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, healthcare, and consumer goods companies.

* VALUE STOCKS --generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS --generally considered to be stocks of larger-sized companies that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS --generally considered to be stocks of mid-sized companies that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS --generally considered to be stocks of smaller-sized companies that make up the S&P SmallCap 600.


46      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com      47


Notes
--------------------------------------------------------------------------------


48      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9908                                                    Funds Distributor, Inc.
SH-SAN-17125                      (c)1999 American Century Services Corporation

[front cover]
                                                                  JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
GLOBAL GOLD
GLOBAL NATURAL RESOURCES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

GLOBAL GOLD
(BGEIX)
-------------------------

GLOBAL NATURAL RESOURCES
(BGRIX)
-------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

MINIMIZE YOUR MUTUAL FUND TAX HIT

     American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

     * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

     * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

     * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended June 30, 1999, we witnessed a surprising turnaround in the global economic outlook. When we last addressed you in the annual report for the American Century Global Gold and Global Natural Resources funds, the Federal Reserve and a number of other world central banks had recently cut short-term interest rates to bolster the global economy and help stabilize markets worldwide.

     This came after economic and financial crises in Asia, Russia, and Latin America. Slower global growth sent prices for many commodities to multi-year lows in 1998.

     But global economic conditions improved, and by the second quarter of 1999, overseas economies had bottomed out or were on the mend. Better economic growth and reduced supply generally helped commodity prices stabilize. That also led to positive performance for global natural resource-related stocks. However, gold and gold shares continued to be hampered by supply concerns caused by world central bank sales.

     At American Century, we continued to expand our investment team, which has doubled over the past three years. We're committed to building and maintaining a talented management group.

     Elsewhere on the corporate front, here's an update on our preparations for Y2K.* Our senior level Year 2000 Steering Committee, computer programmers, business partners, and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. All of our computer systems have been modified, tested, and returned to production. We have an ongoing commitment to testing our systems with vendors, business partners, and the mutual fund industry through the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

            Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
GLOBAL GOLD
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
   Portfolio at a Glance ....................................................  6
   Top Ten Holdings .........................................................  7
   Geographic Composition ...................................................  8
   Schedule of Investments ..................................................  9
GLOBAL NATURAL RESOURCES
   Performance Information .................................................. 11
   Management Q&A ........................................................... 12
   Industry Weightings ...................................................... 12
   Portfolio at a Glance .................................................... 12
   Top Ten Holdings ......................................................... 13
   Geographic Composition ................................................... 13
   Economic Growth
   Forecasts ................................................................ 14
   Schedule of Investments .................................................. 15
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities ........................................................... 17
   Statements of Operations ................................................. 18
   Statements of Changes
      in Net Assets ......................................................... 19
   Notes to Financial
      Statements ............................................................ 20
   Financial Highlights ..................................................... 24
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 28
   Background Information
      Investment Philosophy
         and Policies ....................................................... 29
      Comparative Indices ................................................... 29
      Lipper Rankings ....................................................... 29
      Investment Team
         Leaders ............................................................ 29
   Glossary ................................................................. 30

* This letter includes a Year 2000 Readiness Disclosure.


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

Gold

* Gold prices were down 9% for the six months ended June 30, 1999. World central bank gold sales were the primary reason for the decline.

* The Bank of England auctioned the first of its gold reserves in early July, sending the price of gold bullion to its lowest level in 20 years.

* A poor performance by gold made for a difficult six months for gold shares. For the six months, the FT-SE Gold Mines Index was down a little more than 5%.

* By region, African gold shares held up best, while North American gold companies were down 4.6%. Australian gold stocks performed worst, their returns limited by the strength of the Australian currency relative to the U.S. dollar.

Natural Resources

* Commodity prices generally bottomed out or rebounded during the first half of 1999. Better global growth was key to supporting commodity prices.

* Oil prices rose dramatically because large oil-producing countries did a good job of cutting back on supply.

* Higher oil prices led to solid returns for energy stocks. Smaller oil exploration and service companies, which are closely tied to changes in the price of oil, performed best.

* Basic materials stocks performed very well, particularly in the second quarter, when many investors rotated out of the largest growth stocks and into more attractively valued cyclical stocks, such as those of paper, metal, and mining companies.

GLOBAL GOLD

* The fund's return reflected the generally poor environment for gold and gold shares over the past six months.

* We reduced our stake in Barrick Gold, the fund's largest holding, to better diversify the portfolio.

* Because of high transaction costs and volatile asset flows caused by short-term traders, we've added a 2% redemption fee for Global Gold fund shares purchased after June 30, 1999 (see page 7 for more details).

* The outlook for gold and gold shares is relatively poor because the specter of world central bank gold sales continues to weigh on the price of gold.

GLOBAL NATURAL RESOURCES

* For the six months ended June 30, Global Natural Resources produced solid returns, thanks to the improved outlook for the global economy and stable-to-higher prices for many commodities.

* The fund lagged its Lipper group and benchmark because we overweighted energy shares, which underperformed basic materials stocks.

* We modified the fund's benchmark slightly, capping a stock's representation at 5% of the index. We made the change to diversify the portfolio and reduce its concentration in a few of the largest energy stocks.

* We have a positive outlook for commodities and global commodity-based industries. That's because global growth seems to be improving.

[left margin]

                GLOBAL GOLD(1)
                   (BGEIX)
TOTAL RETURNS:                  AS OF 6/30/99
   6 Months                         -7.84%(2)
   1 Year                             -11.93%
INCEPTION DATE:                       8/17/88
NET ASSETS:                 $206.3 million(3)

         GLOBAL NATURAL RESOURCES(1)
                   (BGRIX)
TOTAL RETURNS:                  AS OF 6/30/99
   6 Months                         17.83%(2)
   1 Year                               9.08%
INCEPTION DATE:                       9/15/94
NET ASSETS:                  $48.7 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor classes.

Investment terms are defined in the Glossary on pages 30-31.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

GOLD BULLION

     The price of gold bullion continued to decline in the first half of 1999, down about 9% through June 30. Gold fell further to a 20-year low in the first week of July after the Bank of England auctioned off the first of its gold reserves.

     Despite such low prices, the backdrop of mine supply and fabrication demand for gold remains surprisingly positive. Gold demand surged early in 1999, up about two-thirds over the last three months of 1998 according to the World Gold Council. Better economic growth in Europe and Asia was behind the surge in demand.

     In terms of mine supply, some gold producers have begun to cut back on higher-cost production, which improves the fundamentals for the gold market. The World Gold Council estimates that demand currently outstrips mine supply by about 1,000 metric tons.

     The supply shortfall is being made up by above-ground supply, particularly from world central bank reserves. World central banks are estimated to hold more than a fifth of all above-ground gold. In mid-March, Switzerland announced a plan to sell half its gold reserves. The same month, the International Monetary Fund rolled out a plan to sell gold to help fund a debt relief plan for poor countries. These actions are bad for market sentiment because the sales mean gold is viewed less and less as an asset of last resort and more like a typical commodity.

GOLD STOCKS

     Returns for gold stocks were negative, reflecting the poor performance of the underlying metal. Lower gold prices squeeze profits for gold companies, bringing down their stock prices. For the six months ended June 30, the FT-SE Gold Mines Index fell a little more than 5%.

     By region, African gold shares held up best. With gold trading so low, some African companies moved to cut costs by laying off workers and closing mines. African gold stocks were also helped by weakness in the South African currency, the rand, which declined against the dollar. Gold is priced in dollars, so South African companies book more profits when their currency declines relative to the dollar.

     The opposite happened to Australian gold shares--the Australian currency strengthened against the dollar, limiting profits in local currency terms. In addition, operational difficulties weighed on the stock prices of two big Australian gold companies.

     North American gold stocks produced negative returns for the six months, with larger companies holding up best. Smaller gold exploration companies are closely tied to the performance of the underlying metal, so they tend to underperform the larger, more-diversified gold companies when gold prices decline.

[right margin]

"THE PRICE OF GOLD BULLION CONTINUED TO DECLINE IN THE FIRST HALF OF 1999, DOWN ABOUT 9% THROUGH JUNE 30."

MAJOR GOLD INDEX RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

FT-SE GOLD MINES INDEX             -5.29%
  Africa                           -1.06%
  North America                    -4.60%
  Australia                       -16.29%
  Spot Price of Gold Bullion       -8.85%

Source: Bloomberg Financial Markets

"RETURNS FOR GOLD STOCKS WERE NEGATIVE, REFLECTING THE POOR PERFORMANCE OF THE UNDERLYING METAL."


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
COMMODITIES

     Commodity prices generally stabilized during the first six months of 1999 after reaching multi-year lows in 1998. For the six months, the Commodity
Research Bureau Commodities Index was down about 3.5%. Meanwhile, the Goldman Sachs Commodities Index rose about 15%. The reason for the disparity is that the Goldman index is more heavily weighted toward energy, and oil prices rose sharply during the six months.

     Better global economic growth so far this year helped support prices. Global growth is key for commodity markets because it helps determine the level of commodities demand. In the second quarter, Japan and many Southeast Asian countries reported stronger-than-expected economic figures. In addition, many analysts upwardly revised their global economic growth projections.

     While demand for many commodities firmed up, too much supply kept a lid on prices. The dramatic slowdown in the world economy last year led to the buildup of big surpluses for many commodities. That's particularly true of basic materials, including steel, copper, and aluminum.

     Unlike most commodities, oil prices rose dramatically during the six months. Reduced supply played an important part in the increase. OPEC and many of the world's other leading oil-producing countries combined to reduce oil production by more than two million barrels a day. Meanwhile, demand for crude oil remained strong. Less supply and greater demand helped crude oil prices rebound from a 12-year low near $10 a barrel in late 1998 to more than $19 a barrel by June.

NATURAL RESOURCES STOCKS

     Stocks of natural resource-related companies bounced back sharply in the first half of 1999. Shares of basic material companies outperformed those of energy companies for the six months (see the graph at top left).

     Energy stocks benefited from the rebound in oil prices. Large, integrated oil companies performed well but lagged the shares of mid- and small-sized oil exploration and service companies (see the graph at bottom left). That's because the performance of these smaller stocks is more closely tied to the price of crude oil, which has nearly doubled since late 1998.

     So far in 1999, basic materials stocks also have performed much better than in 1998. The rebound occurred during the second quarter, when the outlook for the global economy improved. Investors rotated out of large, high-priced growth stocks and into more attractively valued cyclical stocks. Cyclical stocks are those that closely track the health of the economy and include the shares of paper, metal, and mining companies.

[left margin]

"BETTER GLOBAL ECONOMIC GROWTH SO FAR THIS YEAR HELPED SUPPORT PRICES."

[line graph - data below]

ENERGY & BASIC MATERIALS STOCKS
(PERFORMANCE OF $1)

                       Basic Materials            Energy
01-Jan-1999                 $1.00                 $1.00
08-Jan-1999                 $1.05                 $0.96
15-Jan-1999                 $1.03                 $0.92
22-Jan-1999                 $0.98                 $0.91
29-Jan-1999                 $0.99                 $0.88
05-Feb-1999                 $1.03                 $0.92
12-Feb-1999                 $1.01                 $0.90
19-Feb-1999                 $0.98                 $0.87
26-Feb-1999                 $0.99                 $0.88
05-Mar-1999                 $1.00                 $0.92
12-Mar-1999                 $1.03                 $0.98
19-Mar-1999                 $1.08                 $1.01
26-Mar-1999                 $1.07                 $1.00
02-Apr-1999                 $1.08                 $1.00
09-Apr-1999                 $1.11                 $1.02
16-Apr-1999                 $1.27                 $1.09
23-Apr-1999                 $1.26                 $1.08
30-Apr-1999                 $1.30                 $1.14
07-May-1999                 $1.32                 $1.14
14-May-1999                 $1.27                 $1.10
21-May-1999                 $1.24                 $1.12
28-May-1999                 $1.12                 $1.10
04-Jun-1999                 $1.16                 $1.11
11-Jun-1999                 $1.22                 $1.14
18-Jun-1999                 $1.24                 $1.15
25-Jun-1999                 $1.21                 $1.11

Source: FactSet

[line graph - data below]

EXPLORATION & PRODUCTION STOCKS VS.
INTEGRATED OIL STOCKS (PERFORMANCE OF $1)

                        Exploration &           Integrated
                      Production Stocks         Oil Stocks
01-Jan-1999                 $1.00                 $1.00
08-Jan-1999                 $1.09                 $0.93
15-Jan-1999                 $1.04                 $0.89
22-Jan-1999                 $0.96                 $0.88
29-Jan-1999                 $0.95                 $0.85
05-Feb-1999                 $0.96                 $0.89
12-Feb-1999                 $0.90                 $0.87
19-Feb-1999                 $0.83                 $0.85
26-Feb-1999                 $0.82                 $0.84
05-Mar-1999                 $0.91                 $0.89
12-Mar-1999                 $1.05                 $0.95
19-Mar-1999                 $1.07                 $0.97
26-Mar-1999                 $1.13                 $0.96
02-Apr-1999                 $1.11                 $0.96
09-Apr-1999                 $1.12                 $1.00
16-Apr-1999                 $1.25                 $1.06
23-Apr-1999                 $1.27                 $1.04
30-Apr-1999                 $1.35                 $1.11
07-May-1999                 $1.39                 $1.10
14-May-1999                 $1.37                 $1.06
21-May-1999                 $1.35                 $1.08
28-May-1999                 $1.34                 $1.06
04-Jun-1999                 $1.37                 $1.07
11-Jun-1999                 $1.42                 $1.08
18-Jun-1999                 $1.46                 $1.10
25-Jun-1999                 $1.46                 $1.05

Source: FactSet


4      1-800-345-2021


Global Gold--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                                INVESTOR CLASS (INCEPTION 8/17/88)                      ADVISOR CLASS (INCEPTION 5/6/98)
                 GLOBAL     FUND       MSCI WORLD       GOLD-ORIENTED FUNDS(2)         GLOBAL      FUND       MSCI WORLD
                  GOLD    BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING     GOLD     BENCHMARK   STOCK INDEX
=====================================================================================================================
6 MONTHS(1)      -7.84%    -6.13%        8.51%         -3.12%              --          -7.85%     -6.13%        8.51%
1 YEAR          -11.93%    -7.06%       15.67%         -5.17%         35 OUT OF 43    -12.12%     -7.06%       15.67%
=====================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         -23.84%   -22.86%       18.29%        -22.22%         24 OUT OF 36       --         --           --
5 YEARS         -13.42%   -13.10%       16.75%        -12.12%         19 OUT OF 27       --         --           --
10 YEARS         -4.33%    -3.62%       11.48%         -4.21%         15 OUT OF 21       --         --           --
LIFE OF FUND     -4.89%    -3.95%(3)    12.16%(3)      -4.23%(4)     14 OUT OF 19(4)  -26.62%    -16.09%(5)   16.92%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 8/31/88, the date nearest the class's inception for which data are available.

(4) Since 8/18/88, the date nearest the class's inception for which data are available.

(5) Since 5/31/98, the date nearest the class's inception for which data are available.

See pages 28-30 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER 10 YEARS
Value on 6/30/1999
MSCI World Stock Index     $29,638
Fund Benchmark              $6,956
Global Gold                 $6,424

                                        MSCI World
                    Global Gold         Stock Index        Fund Benchmark
DATE                   VALUE               VALUE               VALUE
6/30/1989             $10,000             $10,000             $10,000
6/30/1990             $10,981             $10,709             $11,270
6/30/1991              $9,920             $10,184             $10,258
6/30/1992              $9,071             $10,614              $9,477
6/30/1993             $13,827             $12,392             $14,599
6/30/1994             $13,201             $13,661             $13,965
6/30/1995             $14,014             $15,118             $14,708
6/30/1996             $14,565             $17,906             $15,154
6/30/1997             $10,682             $21,894             $10,467
6/30/1998              $7,293             $25,623              $7,485
6/30/1999              $6,424             $29,638              $6,956

$10,000 investment made 6/30/99

The graph at left shows the performance of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI World Stock Index and the fund benchmark are provided for comparison. Global Gold's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

                  Global Gold           Fund Benchmark
DATE                 RETURN                 RETURN
6/30/1990             9.81%                 12.70%
6/30/1991            -9.66%                 -8.98%
6/30/1992            -8.56%                 -7.61%
6/30/1993            52.43%                 54.04%
6/30/1994            -4.53%                 -4.34%
6/30/1995             6.16%                  5.32%
6/30/1996             3.93%                  3.03%
6/30/1997           -26.66%                -30.93%
6/30/1998           -31.72%                -28.49%
6/30/1999           -11.93%                 -7.06%


                                                 www.americancentury.com      5


Global Gold--Q&A
--------------------------------------------------------------------------------
/photo of Bill Martin/

     An interview with Bill Martin, a portfolio manager on the Global Gold investment team.

HOW DID GLOBAL GOLD PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1999?

     The portfolio's return reflected the poor performance of gold and gold shares. For the first half of the year, Global Gold had a return of -7.84%,* while the 43 gold-oriented funds tracked by Lipper Inc. had an average return of -3.12%. The fund's custom benchmark--which is about two-thirds North American, 20% or so African, and about 10% Australian gold stocks--returned -6.13% for the same period. (See the previous page for additional performance comparisons).

WHY DID GLOBAL GOLD UNDERPERFORM THE LIPPER GROUP?

     We manage Global Gold as more of a pure play on the gold market than do many of the funds in the Lipper group. Because they tend to hold more non-gold stocks than we do, they often outperform when gold falls. But that also means we tend to do better when gold prices rise, as happened in April.

     Unfortunately, news of the intended gold sales by the Bank of England took the wind out of the market's sails in May (see Mark Mallon's discussion of the gold market on page 3 for more details). Financial Research Corp. estimates investors pulled almost $200 million from gold funds after the announcement in May. The total capitalization of the gold market is only about $30 billion--only a little bigger than Internet company Yahoo! alone--so volatile asset flows can have a big impact on gold shares. Not only is the market relatively small, but it's also thinly traded, which means moving in and out of these stocks can be costly and exacerbate losses.

ARE HIGH TRANSACTION COSTS AND VOLATILE FUND FLOWS WHY AMERICAN CENTURY APPLIED A 2% REDEMPTION FEE TO GLOBAL GOLD STARTING JUNE 30, 1999?

     Yes. Short-term market timers increase the fund's transaction costs, which are borne by all shareholders. The fee means we're just asking day traders to pay their fair share of the cost of doing business in gold. Here's how the redemption fee works: Shares of Global Gold that are purchased after June 30, 1999, and are redeemed or exchanged within 180 days of purchase will be subject to a 2% redemption fee. Shares will be redeemed on a first-in/ first-out basis.

     Here are the most important points for existing shareholders. First, all monies invested in the fund prior to June 30, 1999 will be grandfathered and will not be subject to the redemption fee. Second, the fee is retained by the fund to benefit long-term shareholders. The policy is intended to encourage long-term investment in the fund, as

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE PORTFOLIO'S RETURN REFLECTS THE POOR PERFORMANCE OF GOLD AND GOLD SHARES FOR THE SIX MONTHS."

PORTFOLIO AT A GLANCE
                            6/30/99          12/31/98
NUMBER OF COMPANIES            63               65
PORTFOLIO TURNOVER           35%(1)           68%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%(3)           0.69%

(1)  Six months ended 6/30/99.
(2)  Year ended 12/31/98.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 30-31.


6      1-800-345-2021


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

well as to decrease the negative impact that short-term traders have on the shareholders remaining in the fund.

DID YOU MAKE ANY OTHER CHANGES TO HELP IMPROVE THE FUND'S LIQUIDITY?

     Yes. We want to increase the fund's liquidity and reduce the costs of buying and selling portfolio stocks. But that can be very hard to do by investing only in gold shares. As a result, we've taken a very modest position (just 5% or so of assets) in more liquid precious metal names, like Impala, a platinum stock. We've added only stocks that have a very high correlation to gold shares. We think that's the best way to add liquidity and still give our shareholders an investment that moves in line with gold.

YOU ALSO MADE SOME OTHER CHANGES TO THE PORTFOLIO. CAN YOU EXPLAIN THOSE ADJUSTMENTS?

     We made some modest changes to diversify the portfolio. The biggest change was to reduce our stake in Barrick, the fund's largest holding, from about 19% to 12% of fund investments (see the chart at right). Barrick is by far the largest stock in the index, at about a quarter of the benchmark. We're committed to giving investors exposure to the entire gold market, but we didn't think it was in our shareholder's best interests to have such a large weighting in a single company. In addition, having such a highly concentrated portfolio could have run up against IRS diversification requirements, which prevent us from holding very large weightings in individual names. But we should point out that we still have the ability to take relatively big positions in the largest gold stocks if we feel the need to do so.

HOW DO VALUATIONS FOR GOLD COMPANIES LOOK WITH GOLD PRICES AT SUCH LOW LEVELS?

     We were much more comfortable with valuations at the end of 1998, when gold was trading at around $290 an ounce. But with gold trading at about $250 an ounce and production costs running at around $200, the premium we're paying for many gold stocks is high. For example, the very biggest gold stocks are trading at 2.5-3 times their net asset value, an estimate of the worth of their gold in the ground that also makes allowances for hedging activity and capital expenditures. That premium is very high by historical standards. That's another reason we decided to put a small portion of assets in some near-gold names like Impala--not only are they more liquid, but they're also just much better values right now.

YOU OFTEN SAY GOLD STOCKS ARE HIGHLY LEVERAGED TO THE PRICE OF GOLD. CAN YOU GIVE AN EXAMPLE OF WHAT YOU MEAN?

     A good rule of thumb is that for every one percent change in the price of gold bullion, gold shares should move two to three percent. That's what we mean by leverage. Here's an example. Today gold is trading at around $250 an ounce, and let's assume a hypothetical company with production costs of $200 an ounce. Now if gold were to rally from $250 to $300, that would be an increase of 20% in the price of the underlying metal. But the profit of the company in the example doubles from $50 an ounce to $100. So in this example, a 20% increase in the price of gold translated into a 100% rise in gold company profits. That's what we mean when we say gold companies are highly leveraged to the price of gold.

[right margin]

"SHARES OF GLOBAL GOLD THAT ARE PURCHASED AFTER JUNE 30, 1999, AND ARE REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE SUBJECT TO A 2% REDEMPTION FEE."

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                               AS OF           AS OF
                              6/30/99        12/31/98
BARRICK GOLD CORP.             12.2%           18.7%
PLACER DOME INC.               8.5%            6.8%
ANGLOGOLD LIMITED              8.0%            8.4%
NEWMONT MINING
     CORP.                     7.3%            6.7%
FRANCO NEVADA
     MINING CORP. LTD.         5.3%            4.1%
GOLDFIELDS LIMITED             4.9%            3.7%
EURO-NEVADA
     MINING CORPORATION        4.5%            4.5%
NORMANDY MINING
     LIMITED                   4.2%            3.8%
ASHANTI GOLDFIELDS
     COMPANY LTD. GDR          3.4%            2.4%
STILLWATER MINING CO.          3.3%            4.3%


                                                 www.americancentury.com      7


Global Gold--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

And that's why we're committed to giving our shareholders exposure to the entire gold market, positioning the fund to benefit from any increase in gold prices.

WHAT'S THE OUTLOOK FOR GOLD?

     Despite a favorable backdrop of more demand and less mine supply, the outlook for gold and gold shares is relatively poor. That's because above-ground supply from world central banks and forward sales by gold companies is weighing on the price of gold bullion. Lower gold prices would lead you to expect negative returns for gold stocks, but we could see gold stocks perform poorly even if gold's price is unchanged six months from now. That's because the prices of gold stocks relative to the value of their underlying assets are so high by historical standards.

WHAT'S THE RELATIONSHIP BETWEEN CENTRAL BANK GOLD SALES AND FORWARD SELLING BY CORPORATIONS, AND WHY IS IT IMPORTANT FOR THE GOLD MARKET?

     In a forward sale, a mining company borrows gold from a central bank and sells it to lock in current prices and hedge against future declines in the price of gold. Central banks are willing to lease gold for forward sales because they're eager to earn a return on their assets. Heavy forward sales are negative for the market because they increase supply and indicate that companies expect gold's price to decline.

     But world central bank sales have reduced the amount of gold available to lease, increasing gold lease rates. Much higher lease rates in recent months have begun to reduce the incentive for producer forward sales at a time when gold demand is surging. This is one factor working in gold's favor.

WHAT ARE SOME OTHER POTENTIAL POSITIVES FOR GOLD?

     The global economy is improving, which also increases the likelihood of inflation. Better global growth or unexpected inflation should boost demand for gold.

     Looking out a little further, potential positives for gold are questions about the reappointment of U.S. Federal Reserve Chairman Alan Greenspan, whose third term expires June 2000. Greenspan is one of the key architects of the low-inflation, moderate-growth economy. If his reappointment gets caught up in election-year politics, that could roil the financial markets and send some investors looking for the safety of gold and gold shares.

GIVEN THAT OUTLOOK, HOW WILL YOU POSITION THE FUND?

     We plan to continue to run the fund for investors who want a long-term portfolio diversifier. That means we'll try to position the fund to benefit from a rally in gold or gold shares, similar to what we saw in April. Nevertheless, we'll keep a small portion of assets, say 5% or so, in more liquid, attractively valued near-gold names to try and increase the fund's liquidity. That should help us minimize the impact that volatile asset flows have on the fund.

[left margin]

"DESPITE A FAVORABLE BACKDROP OF INCREASING DEMAND AND SHRINKING MINE SUPPLY, THE OUTLOOK FOR GOLD AND GOLD SHARES IS RELATIVELY POOR."

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF JUNE 30, 1999
Canada              44%
South Africa        20%
U.S.                16%
Australia           16%
Ghana                3%
Papua-New Guinea     1%

AS OF DECEMBER 31, 1998
Canada              48%
South Africa        17%
U.S.                17%
Australia           14%
Ghana                3%
Papua-New Guinea     1%


8      1-800-345-2021


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%

AUSTRALIA--16.2%
                2,451,500  Acacia Resources Limited               $  2,834,700
                  600,000  Aurora Gold Limited(1)                      293,373
                2,266,569  Delta Gold NL                             3,219,916
                  627,844  Goldfields Limited                          398,254
                  399,500  Homestake Mining Company                  3,062,048
                8,090,996  Lihir Gold Limited(1)                     6,094,583
                2,591,062  Newcrest Mining Limited(1)                5,807,254
               13,283,279  Normandy Mining Limited                   8,829,588
                  200,000  Ranger Minerals NL(1)                       310,552
                1,400,000  Resolute Limited                            703,038
                  948,642  Sons of Gwalia Limited                    2,492,844
                                                                 --------------
                                                                    34,046,150
                                                                 --------------
CANADA--44.4%
                  358,800  Agnico-Eagle Mines Ltd.(1)                2,218,936
                  100,000  America Mineral Fields Inc.(1)               86,207
                  329,500  Banro Resource Corporation(1)               152,091
                1,325,066  Barrick Gold Corp.                       25,673,154
                1,953,500  Battle Mountain Gold Co.                  4,761,656
                  392,700  Bema Gold Corp.(1)                          226,578
                  100,000  Breakwater Resources, Ltd.(1)               166,305
                  691,300  Cambior, Inc.                             2,228,857
                  100,000  Dayton Mining Corp.(1)                        5,770
                   74,600  Dia Met Minerals Ltd. Cl B(1)             1,291,271
                  100,000  DiamondWorks Ltd.(1)                         11,879
                  179,800  Echo Bay Mines Ltd.(1)                      258,462
                  787,000  Euro-Nevada Mining Corporation            9,402,213
                   17,100  Farallon Resources Ltd.(1)                    7,197
                  105,000  Francisco Gold Corp.(1)                     605,824
                  717,600  Franco Nevada Mining Corp. Ltd.          11,154,657
                  443,800  Glamis Gold Ltd.(1)                         798,310
                  715,000  Goldcorp, Inc. Cl A(1)                    3,518,701
                  100,000  Golden Star Resources Ltd.(1)                81,250
                  260,000  Greenstone Resources Ltd.(1)(2)              41,474
                  545,000  IAMGOLD, International African
                              Mining Gold Corp.(1)                   1,109,829
                  175,000  Indochina Goldfields Ltd.(1)                172,244
                2,170,080  Kinross Gold Corp.(1)                     3,666,775
                1,316,500  Meridian Gold Inc.(1)                     6,108,346
                  566,300  Miramar Mining(1)                           345,984
                  450,000  Nevsun Resources Ltd.(1)                    158,838
                   74,500  NovaGold Resources Inc.(1)                   30,342
                1,510,995  Placer Dome Inc.                         17,848,628
                  100,000  Pure Gold Minerals Inc.(1)                    9,843
                   70,000  Rio Narcea Gold Mines, Ltd.(1)               40,388
                  293,713  Romarco Minerals, Inc.(1)                   285,100
                  715,000  TVX Gold, Inc.(1)                           659,946

Shares                                                                 Value
--------------------------------------------------------------------------------

                  100,000  Vengold Inc.(1)                        $      5,430
                  100,000  Viceroy Resource Corp.(1)                    85,528
                                                                 --------------
                                                                    93,218,013
                                                                 --------------
GHANA--3.4%
                1,029,599  Ashanti Goldfields
                              Company Ltd. GDR                       7,142,843
                                                                 --------------
PAPUA-NEW GUINEA--0.3%
                  557,199  Niugini Mining Limited(1)                   585,389
                                                                 --------------
SOUTH AFRICA--20.0%
                  105,100  Anglo American Platinum
                              Corp. Limited                          2,452,348
                  388,601  Anglogold Limited                        16,743,797
                   75,000  Anglogold Limited ADR                     1,612,500
                1,442,892  Avgold Ltd.(1)                              786,695
                   83,300  De Beers                                  1,996,135
                2,986,434  Gold Fields Limited                      10,244,717
                  592,500  Harmony Gold Mining Co. Limited           2,788,582
                   65,900  Impala Platinum Holdings Limited          1,657,807
                1,038,900  JCI Gold Limited(1)                         946,920
                  390,600  Randfontein Estates Limited(1)              673,197
                  609,600  Western Areas Limited(1)                  1,919,443
                                                                 --------------
                                                                    41,822,141
                                                                 --------------
UNITED STATES--13.8%
                  418,100  Crown Resources, Inc.(1)                    666,347
                  747,576  Homestake Mining Co.                      6,120,778
                  766,675  Newmont Mining Corp.                     15,237,666
                  212,200  Stillwater Mining Co.(1)                  6,936,288
                                                                 --------------
                                                                    28,961,079
                                                                 --------------
TOTAL COMMON STOCKS                                                205,775,615
                                                                 --------------
   (Cost $274,034,278)

TEMPORARY CASH INVESTMENTS--1.9%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.72%, dated 6/30/99,
    due 7/1/99 (Delivery value $3,900,511)                           3,900,000
                                                                 --------------
   (Cost $3,900,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $209,675,615
                                                                 ==============
   (Cost $277,934,278)

See Notes to Financial Statements


                                                  www.americancentury.com      9


Global Gold--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended June 30, 1999.)

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each country, as applicable

                                               See Notes to Financial Statements


10      1-800-345-2021


Global Natural Resources--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                            INVESTOR CLASS (INCEPTION 9/15/94)                             ADVISOR CLASS (INCEPTION 4/26/99)
             GLOBAL NATURAL    FUND       DJ WORLD       NATURAL RESOURCES FUNDS(2)     GLOBAL NATURAL    FUND       DJ WORLD
               RESOURCES     BENCHMARK   STOCK INDEX   AVERAGE RETURN   FUND'S RANKING     RESOURCES    BENCHMARK   STOCK INDEX
============================================================================================================================
6 MONTHS(1)      17.83%       22.37%        7.93%         26.82%              --              --           --           --
1 YEAR            9.08%       14.04%       13.66%          2.50%         19 OUT OF 57         --           --           --
============================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           6.83%       10.08%       15.67%          2.43%         11 OUT OF 36         --           --           --
LIFE OF FUND      7.95%      10.58%(3)    14.22%(3)        7.45%         12 OUT OF 26        3.93%      -1.14%(4)    -0.05%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/94, the date nearest the class's inception for which data are available.

(4) Since 4/30/99, the date nearest the class's inception for which data are available.

See pages 28-30 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 6/30/1999 DJ World Stock Index $18,802 Fund Benchmark $16,121 Global Natural Resources $14,631

                      Global                                  DJ World
                 Natural Resources     Fund Benchmark       Stock Index
DATE                   VALUE               VALUE               VALUE
9/30/1994(3)          $10,000             $10,000             $10,000
12/31/1994             $9,789              $9,711              $9,815
3/31/1995             $10,227             $10,157             $10,053
6/30/1995             $10,471             $10,409             $10,526
9/30/1995             $10,729             $10,673             $11,022
12/31/1995            $11,200             $11,173             $11,496
3/31/1996             $11,872             $11,818             $11,888
6/30/1996             $11,997             $12,086             $12,153
9/30/1996             $12,114             $12,283             $12,268
12/31/1996            $12,929             $12,956             $12,763
3/31/1997             $12,951             $13,200             $12,651
6/30/1997             $14,004             $14,480             $14,470
9/30/1997             $15,014             $15,308             $14,907
12/31/1997            $13,252             $13,561             $14,365
3/31/1998             $13,968             $14,614             $16,193
6/30/1998             $13,412             $14,136             $16,542
9/30/1998             $12,327             $12,944             $14,890
12/31/1998            $12,416             $13,174             $17,420
3/31/1999             $13,062             $14,157             $17,989
6/30/1999             $14,631             $16,121             $18,802

$10,000 investment made 9/30/94

The graph at left shows the growth of a $10,000 investment in over the life of the fund, while the graph below shows the fund's year-by-year performance. The Dow Jones World Stock Index and fund benchmark are provided for comparison. Global Natural Resources' returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                 Global Natural
                   Resources            Fund Benchmark
DATE                 RETURN                 RETURN
6/30/1995*            4.71%                  4.09%
6/30/1996            14.57%                 16.12%
6/30/1997            16.73%                 19.81%
6/30/1998            -4.23%                 -2.38%
6/30/1999             9.08%                 14.04%


* From 9/30/94 (the date nearest the class's inception for which index data are available) to 6/30/95.


                                                www.americancentury.com      11


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
/photo of Joe Sterling/

     An interview with Joe Sterling, a portfolio manager on the Global Natural Resources investment team.

HOW DID GLOBAL NATURAL RESOURCES PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1999?

     The fund produced solid returns but lagged its benchmark and other natural resources funds. For the first half of the year, Global Natural Resources had a return of 17.83%,* while the 58 natural resources funds tracked by Lipper Inc. had an average return of 26.82%. The fund's benchmark--an index made up of companies in the Basic Materials and Energy sectors of the Dow Jones World Stock Index--returned 22.37% for the period. However, Global Natural Resources continues to have solid longer-term returns, ranking in the top third of its Lipper group for the one- and three-year periods ended June 30 (see the previous page for additional performance comparisons).

CAN YOU EXPLAIN YOUR MANAGEMENT APPROACH FOR GLOBAL NATURAL RESOURCES?

     We manage the fund to deliver a pure play on global commodity-based industries. To do that, we run Global Natural Resources against a benchmark that's composed of companies from eight industries in 30 countries. In terms of broad sector weightings, the index is about 75% energy and 25% basic materials shares.

     We use sophisticated financial models to help us decide which sectors to over- and underweight, as well as determine the level of risk we want to take relative to the index. Then we conduct a fundamental review of every buy and sell decision the models generate. Recently, we've instituted a policy that limits any single company to no more than 5% of the benchmark.

CAN YOU TALK A LITTLE BIT MORE ABOUT THE MINOR ADJUSTMENT YOU MADE TO THE WAY YOU CONSTRUCT THE BENCHMARK AND WHAT THAT MEANS FOR THE FUND?

     We felt it was necessary to cap a stock's representation in the index at no more than 5% because of some big mergers in the energy sector last year, when
British Petroleum acquired Amoco and Exxon acquired Mobil, though that deal hasn't closed yet. Those were some of the biggest companies in the index and four of the fund's five largest holdings last year. If we hadn't made some adjustment to the benchmark, about 30% of the index would have been concentrated in just these few stocks.

     Because we manage the fund against the benchmark, we would have ended up with a much more concentrated portfolio. We just didn't think that was in our shareholders' best interests. That also could have run up against IRS diversification requirements, which prevent us from holding very large weightings in individual names.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

{pie charts - data below]

INDUSTRY WEIGHTINGS

AS OF JUNE 30, 1999
Energy               72%
Basic Materials      26%
Temporary Cash
   Investments        2%

AS OF DECEMBER 31, 1998
Energy               78%
Basic Materials      20%
Temporary Cash
   Investments        2%

PORTFOLIO AT A GLANCE
                             6/30/99          12/31/98
NUMBER OF COMPANIES            79                72
PORTFOLIO TURNOVER           59%(1)            76%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.68%(3)            0.69%

(1)  Six months ended 6/30/99.
(2)  Year ended 12/31/98.
(3)  Annualized.

Investment terms are defined in the Glossary on pages 30-31.


12      1-800-345-2021


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     In practice, the change means we've reduced our exposure to the largest oil companies. For example, at the end of last year, Exxon was our largest holding at 11% of fund investments. Six months later, it still tops the list, but it's now only about 5% of fund investments (see the graph at right). But we should point out that we still have the ability to overweight these stocks if we feel the need to do so.

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     The best way to understand fund performance is to look at our sector weightings. We continued to overweight energy and underweight basic materials shares relative to the benchmark. Within energy, we preferred large, integrated oil companies to the smaller (and more volatile) exploration and service stocks. But basic materials outperformed energy for the six months. In addition, our preference for larger energy stocks limited returns. When crude oil prices rise sharply, small- and mid-size energy stocks outperform the shares of larger energy companies. And that's exactly what happened over the last six months.

LET'S TALK ABOUT THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE PEER GROUP. GLOBAL NATURAL RESOURCES HAS DONE WELL FOR LONGER PERIODS, BUT CAN YOU EXPLAIN WHY IT LAGGED THE LIPPER GROUP IN RECENT MONTHS?

     Basically, the strategy that worked well last year hasn't paid off so far in 1999. Last year was difficult for natural resources stocks, with many small-cap and emerging market stocks experiencing sharp losses. We earned the top Lipper ranking in 1998 (ranking #1 out of 57 natural resources funds) by avoiding such volatile sectors, taking limited risks relative to the benchmark, and overweighting large, integrated oil stocks.

     That positioning hasn't worked as well this year. We were underweighted relative to the Lipper group in the basic materials and emerging market stocks that performed best in recent months. In general, the worse a sector's or company's stock market performance in 1998, the better its return so far this year. Emerging market natural resource-related stocks are a great example of the phenomenon--after plummeting last year, they've performed very well so far in 1999.

YOU OFTEN SAY GLOBAL GROWTH IS KEY TO THE FUND'S SUCCESS. WHAT'S YOUR OUTLOOK FOR THE GLOBAL ECONOMY?

     We have a generally positive outlook. We expect global growth to be better than last year, when the world economy expanded only about 1.5%. Better economic growth would lead you to expect higher commodity prices. We've already seen commodity prices stabilize this year as a result of stronger demand.

     But we shouldn't overstate our enthusiasm. The recovery and growth rates we see for Europe, Japan, and China--all big commodities consumers--are modest (see the economic growth forecast chart on the following page). In addition, there are still large supply overhangs for many commodities. We'd have to work off some of that excess supply before we get the next leg of the rally. Nevertheless, the fund's healthy returns in recent months give you an idea how important even modest improvements in the economic outlook can be for natural resource-related stocks.

[right martin]

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                             AS OF           AS OF
                            6/30/99        12/31/98
EXXON CORP.                   5.1%           11.0%
BP AMOCO PLC(1)               5.0%          5.7%(2)
MOBIL CORP.                   4.9%            4.6%
CHEVRON CORP.                 4.9%            3.8%
ROYAL DUTCH
     PETROLEUM CO.            3.6%            5.6%
ENI S.P.A.                    3.5%            3.3%
ELF AQUITAINE SA              3.0%            2.2%
TOTAL SA CL B                 2.9%            1.3%
SHELL TRANSPORT
     & TRADING CO. PLC        2.7%            1.8%
TEXACO INC.                   2.5%            2.2%

(1)  Formerly British Petroleum Co. plc
(2)  Represents British Petroleum Co. plc shares owned by the fund.

[pie charts - data below]

GEOGRAPHIC COMPOSITION

AS OF JUNE 30, 1999
U.S.                   49%
Europe                 32%
Americas
  (excluding U.S.)      9%
Asia/Pacific            8%
South Africa            2%

AS OF DECEMBER 31, 1998
U.S.                   54%
Europe                 31%
Americas
  (excluding U.S.)      8%
Asia/Pacific            5%
South Africa            2%


                                                www.americancentury.com      13


Global Natural Resources--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR BASIC MATERIALS?

     There's been a rotation by investors into this sector, and a stronger economy also argues for better performance from stocks such as paper, metals, and chemicals. In addition, we can point to some mine closures, which should help alleviate supply concerns for metals stocks. And though they've performed reasonably well so far this year, we believe these shares may have more room to run.

AND HOW DO ENERGY STOCKS LOOK GOING FORWARD?

     Energy stocks track the price of crude oil, which depends on OPEC's ability to limit production. Assuming they can continue to hold down production, crude prices and corporate earnings should remain high. What's more, as we approach winter, demand should pick up. That would argue for higher oil prices. In addition, some large, integrated oil companies have announced that they're going to increase their exploration and production budgets. That could be very good news for smaller oil service companies that depend on this spending.

     A warm winter would be a threat to this outlook for oil and oil stocks. In addition, high oil prices tempt OPEC members to cheat and increase supply. That situation bears watching, particularly as oil prices creep up above $22 a barrel.

HOW DO YOU EXPECT TO POSITION GLOBAL NATURAL RESOURCES IN THE COMING MONTHS?

     We plan to continue to manage the fund for shareholders that want a pure play on global growth trends and commodity-based industries. In terms of sector allocations, we'll make modest adjustments to the portfolio's energy and basic material sector weightings as the economic and risk/reward outlook dictate.

[left margin]

"THE FUND'S HEALTHY RETURNS IN RECENT MONTHS GIVE YOU AN IDEA HOW IMPORTANT EVEN MODEST IMPROVEMENTS IN THE ECONOMIC OUTLOOK CAN BE FOR NATURAL RESOURCE-RELATED STOCKS."

[bar graph - data below]

ECONOMIC GROWTH FORECASTS

                 Old 1999     Old 2000     New 1999     New 2000
                 Forecast     Forecast     Forecast     Forecast
USA                1.0%         1.5%         3.9%         2.7%
Japan              0.0%        -1.0%         0.5%        -0.7%
Euro Area          1.7%         2.7%         1.8%         2.8%
Emerging
   Economies       1.2%         4.5%         2.2%         4.3%
Global             1.0%         2.0%         2.3%         2.4%

Source: J.P. Morgan


14      1-800-345-2021


Global Natural Resources--Sched. of Investments
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS--97.9%

AUSTRALIA--2.7%
Basic Materials
                   35,000  Normandy Mining Limited                $    23,265
                   75,000  WMC Limited                                321,620
Energy
                  275,000  Oil Search Limited(1)                      407,204
                   80,000  Woodside Petroleum Limited                 540,758
                                                                 -------------
                                                                    1,292,847
                                                                 -------------
AUSTRIA--0.5%
Basic Materials
                    5,000  Boehler-Uddeholm AG                        247,232
                                                                 -------------
BRAZIL--0.4%
Basic Materials
                   10,000  Aracruz Celulose S.A. ADR                  220,000
                                                                 -------------
CANADA--7.4%
Basic Materials
                   25,000  Abitibi-Consolidated Inc.                  284,375
                   12,000  Barrick Gold Corp.                         232,500
                   23,000  Inco Ltd.                                  414,000
                   47,800  Tembec Inc. Cl A(1)                        384,490
Energy
                   42,000  Anderson Exploration Ltd.(1)               551,656
                  100,000  Beau Canada Exploration Ltd.(1)            152,729
                   21,000  Petro-Canada                               286,519
                   36,400  Rigel Energy Corp.(1)                      277,966
                   12,000  Suncor Energy, Inc.                        491,583
                   20,000  Talisman Energy, Inc.(1)                   543,714
                                                                 -------------
                                                                    3,619,532
                                                                 -------------
FINLAND--0.8%
Basic Materials
                   14,000  UPM-Kymmene Oyj                            401,012
                                                                 -------------
FRANCE--6.9%
Basic Materials
                   10,500  Pechiney SA Cl A                           450,922
Energy
                   10,000  Elf Aquitaine SA                         1,466,188
                   11,000  Total SA Cl B                            1,417,865
                                                                 -------------
                                                                    3,334,975
                                                                 -------------
ITALY--3.5%
Energy
                  285,000  ENI S.p.A.                               1,700,232
                                                                 -------------
JAPAN--3.8%
Basic Materials
                   60,000  Nippon Paper Industries Co.                312,673
                  190,000  Nippon Steel Corporation                   440,930

Shares                                                                Value
--------------------------------------------------------------------------------

                   75,000  Nisshin Steel Co., Ltd.                $   111,492
                   60,000  Oji Paper Co. Ltd.                         346,864
                  110,000  Sumitomo Metal Industries(1)               137,176
Energy
                   36,000  General Sekiyu K.K.                        114,465
                   50,000  Nippon Oil Company                         210,596
                   30,000  Showa Shell Sekiyu                         196,969
                                                                 -------------
                                                                    1,871,165
                                                                 -------------
MEXICO--0.7%
Basic Materials
                   75,000  Grupo Mexico S.A. Series B                 319,573
                                                                 -------------
NETHERLANDS--3.6%
Energy
                   30,000  Royal Dutch Petroleum Co.                1,755,716
                                                                 -------------
NORWAY--1.1%
Energy
                   34,000  Petroleum Geo-Services(1)                  511,960
                                                                 -------------
SOUTH AFRICA--2.3%
Basic Materials
                   17,000  Anglo American Platinum
                              Corp. Limited                           396,669
                    5,000  Anglogold Limited                          215,437
                   43,316  Gold Fields Limited                        148,592
                   50,000  Sappi Limited                              366,243
                                                                 -------------
                                                                    1,126,941
                                                                 -------------
SOUTH KOREA--0.5%
Basic Materials
                    8,000  Pohang Iron & Steel Co.,
                              Ltd. ADR                                269,000
                                                                 -------------
SPAIN--1.5%
Energy
                   35,000  Respol SA                                  714,033
                                                                 -------------
SWEDEN--1.1%
Basic Materials
                   20,000  Svenska Cellulosa AB Cl B                  518,272
                                                                 -------------
THAILAND--0.7%
Energy
                   42,000  PTT Exploration and Production
                              Public Company Ltd.(1)                  320,802
                                                                 -------------
UNITED KINGDOM--13.3%
Basic Materials
                    8,000  Anglo American plc(1)                      373,866
                  100,500  Billiton Plc                               350,489
                   35,416  Rio Tinto plc                              593,693
Energy
                  120,000  BG plc                                     732,956
                  135,493  BP Amoco Plc                             2,428,300

See Notes to Financial Statements


                                                 www.americancentury.com      15


Global Natural Resources--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                  215,500  British-Borneo Petroleum
                              Syndicate plc                       $   665,776
                  175,000  Shell Transport & Trading Co. PLC        1,312,327
                                                                 -------------
                                                                    6,457,407
                                                                 -------------
UNITED STATES--47.1%
Basic Materials
                   15,000  AK Steel Holding Corp.                     337,500
                   16,200  Alcoa Inc.                               1,002,375
                    8,000  Champion International Corp.               383,000
                    9,000  Georgia-Pacific Corp.                      426,375
                   13,500  Georgia-Pacific Corp. (Timber
                              Group)                                  340,875
                    9,000  International Paper Co.                    454,500
                   39,000  LTV Corp.                                  260,812
                   18,000  Lyondell Chemical Company                  371,250
                   15,000  Smurfit-Stone Container Corp.(1)           307,969
                    6,000  Weyerhaeuser Co.                           412,500
                   10,900  Willamette Industries, Inc.                502,081
Energy
                    8,000  Apache Corp.                               312,000
                   11,000  Atlantic Richfield Co.                     919,188
                   12,000  Burlington Resources Inc.                  519,000
                   25,000  Chevron Corp.                            2,379,688
                    8,000  Coastal Corp. (The)                        320,000
                   15,000  Diamond Offshore Drilling, Inc.            425,625
                   10,000  El Paso Energy Corporation                 351,875
                   10,500  Enron Corp.                                858,375

Shares                                                                Value
--------------------------------------------------------------------------------

                   32,000  Exxon Corp.                            $ 2,468,000
                   15,000  Halliburton Co.                            678,750
                   24,200  Mobil Corp.                              2,395,800
                   11,500  Murphy Oil Corp.                           561,344
                    7,200  Phillips Petroleum Co.                     362,250
                   17,800  Schlumberger Ltd.                        1,133,638
                   19,100  Texaco Inc.                              1,193,750
                   20,000  Titan Exploration, Inc.(1)                 100,625
                   37,500  Tom Brown, Inc.(1)                         582,422
                   20,000  Transocean Offshore                        525,000
                   15,000  Unocal Corp.                               594,375
                   10,000  Vastar Resources, Inc.                     524,375
                   21,000  Williams Companies, Inc. (The)             893,812
                                                                 -------------
                                                                   22,899,129
                                                                 -------------
TOTAL COMMON STOCKS                                                47,579,828
                                                                 -------------
   (Cost $38,772,874)

TEMPORARY CASH INVESTMENTS--2.1%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.72%, dated 6/30/99,
    due 7/1/99 (Delivery value $1,000,131)                          1,000,000
                                                                 -------------
   (Cost $1,000,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $48,579,828
                                                                 =============
   (Cost $39,772,874)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each country, as applicable

                                               See Notes to Financial Statements


16      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                     GLOBAL       GLOBAL NATURAL
JUNE 30, 1999 (UNAUDITED)                             GOLD          RESOURCES

ASSETS
Investment securities, at value
  (identified cost of $276,174,700, and
  $39,772,874, respectively) (Note 3) .........   $ 209,634,141    $ 48,579,828
Investment securities -- affiliated, at
  value (identified cost of $1,759,578) .......          41,474            --
Cash ..........................................            --            47,062
Receivable for investments sold ...............       1,701,628            --
Dividends and interest receivable .............           9,446          54,619
                                                  -------------    ------------
                                                    211,386,689      48,681,509
                                                  -------------    ------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .........................       3,564,147            --
Payable for investments purchased .............       1,383,121            --
Accrued management fees (Note 2) ..............         110,415          27,298
Distribution and service fees payable
  (Note 2) ....................................               4               4
Payable for directors' fees and expenses ......             701             174
                                                  -------------    ------------
                                                      5,058,388          27,476
                                                  -------------    ------------
Net Assets ....................................   $ 206,328,301    $ 48,654,033
                                                  =============    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......   $ 425,344,484    $ 40,094,988
Undistributed net investment income ...........         109,681           7,245
Accumulated net realized loss on
  investments and foreign currency
  transactions ................................    (150,868,392)       (254,568)
Net unrealized appreciation (depreciation)
  on investments and translation
  of assets and liabilities in foreign
  currencies (Note 3) .........................     (68,257,472)      8,806,368
                                                  -------------    ------------
                                                  $ 206,328,301    $ 48,654,033
                                                  =============    ============

Investor Class, $10.00 Par Value
Net assets ....................................   $ 206,319,966    $ 48,643,638
Shares outstanding ............................      40,789,157       3,935,748
Net asset value per share .....................   $        5.06    $      12.36

Advisor Class, $10.00 Par Value
Net assets ....................................   $       8,335    $     10,395
Shares outstanding ............................           1,648             841
Net asset value per share .....................   $        5.06    $      12.36

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                www.americancentury.com      17


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED                               GLOBAL     GLOBAL NATURAL
JUNE 30, 1999 (UNAUDITED)                               GOLD        RESOURCES

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
withheld
  of $88,261 and $40,698, respectively) .........   $  1,939,569    $   525,904
Interest ........................................         42,995         36,794
                                                    ------------    -----------
                                                       1,982,564        562,698
                                                    ------------    -----------
Expenses (Note 2):
Management fees .................................        748,891        152,400
Distribution fees -- Advisor Class ..............             14              5
Service fees -- Advisor Class ...................             14              5
Directors' fees and expenses ....................          3,332            621
                                                    ------------    -----------
                                                         752,251        153,031
                                                    ------------    -----------
Net investment income ...........................      1,230,313        409,667
                                                    ------------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
(NOTE 3)
Net realized gain (loss) on:
Investments (includes $(3,512,705)
  from affiliates for Global Gold) ..............    (36,526,319)     1,530,621
Foreign currency transactions ...................       (121,321)         9,927
                                                    ------------    -----------
                                                     (36,647,640)     1,540,548
                                                    ------------    -----------
Change in net unrealized
  appreciation (depreciation) on:
  Investments ...................................     16,507,034      5,617,750
  Translation of assets and
    liabilities in foreign currencies ...........          1,078         (1,091)
                                                    ------------    -----------
                                                      16,508,112      5,616,659
                                                    ------------    -----------
Net realized and unrealized
  gain (loss) on investments
  and foreign currency ..........................    (20,139,528)     7,157,207
                                                    ------------    -----------
Net Increase (Decrease) in Net
  Assets Resulting from Operations ..............   $(18,909,215)   $ 7,566,874
                                                    ============    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


18      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

                                             GLOBAL GOLD             GLOBAL NATURAL RESOURCES
Increase (Decrease) in Net Assets        1999           1998            1999           1998

OPERATIONS
Net investment income ............. $   1,230,313  $   1,932,357  $    409,667  $    737,713
Net realized gain (loss) on
  investments and
  foreign currency transactions ...   (36,647,640)   (77,995,127)    1,540,548    (1,360,231)
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities in
  foreign currencies ..............    16,508,112     47,507,318     5,616,659    (1,956,185)
                                    -------------  -------------  ------------  ------------
Net increase (decrease)
  in net assets
  resulting from operations .......   (18,909,215)   (28,555,452)    7,566,874    (2,578,703)
                                    -------------  -------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................    (1,103,904)    (1,999,679)     (412,463)     (688,139)
  Advisor Class ...................           (42)          (144)          (83)         --
                                    -------------  -------------  ------------  ------------
Decrease in net assets
  from distributions ..............    (1,103,946)    (1,999,823)     (412,546)     (688,139)
                                    -------------  -------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from capital
  share transactions ..............    (2,446,907)    13,328,332     1,740,925    (3,530,585)
                                    -------------  -------------  ------------  ------------
Net increase (decrease)
  in net assets ...................   (22,460,068)   (17,226,943)    8,895,253    (6,797,427)

NET ASSETS
Beginning of period ...............   228,788,369    246,015,312    39,758,780    46,556,207
                                    -------------  -------------  ------------  ------------
End of period ..................... $ 206,328,301  $ 228,788,369  $ 48,654,033  $ 39,758,780
                                    =============  =============  ============  ============
Undistributed net
  investment income (loss) ........ $     109,681  $     (16,686) $      7,245  $     10,124
                                    =============  =============  ============  ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Global Gold Fund (Global Gold) and Global Natural Resources Fund (Global Natural Resources) (the funds) are two of the six funds issued by the corporation. The funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The funds invest primarily in equity securities. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Global Natural Resources commenced on April 26, 1999. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

    At December 31, 1998, Global Gold and Global Natural Resources had accumulated net realized capital loss carryovers for federal income tax purposes of $75,400,427 and $1,574,913, respectively, (expiring 2005 through 2006 for Global Gold and 2006 for Global Natural Resources) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 1999, the effective annual Investor Class management fee was 0.68% for Global Gold and Global Natural Resources.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June 30, 1999 were $28 for Global Gold and $10 for Global Natural Resources.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $75,624,056 and $25,715,067, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $75,966,917 and $25,323,024, respectively.

    As of June 30, 1999, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(96,396,292) and $8,612,115, respectively, based on the aggregate cost of investments for federal income tax purposes of $306,071,907 and $39,967,713, respectively. Accumulated net unrealized appreciation or depreciation consisted of unrealized appreciation of $19,809,960 and $10,135,828 for Global Gold and Global Natural Resources and unrealized depreciation of $116,206,252 and $1,523,713, respectively.


                                                www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to each fund. Transactions in shares of the funds were as follows:

                                     GLOBAL GOLD            GLOBAL NATURAL RESOURCES
                              SHARES          AMOUNT          SHARES          AMOUNT
INVESTOR CLASS
Designated shares ........ 1,000,000,000                   1,000,000,000
                           =============                   =============
Six months ended
  June 30, 1999
Sold .....................  39,028,732     $212,740,851     3,865,722       $43,602,795
Issued in reinvestment
  of distributions .......   211,547        1,025,780         32,277          394,103
Redeemed ................. (39,889,383)    (216,206,358)    (3,718,235)    (42,266,054)
                           -------------   -------------   -------------   ------------
Net increase (decrease) ..   (649,104)     $(2,439,727)      179,764        $1,730,844
                           =============   =============   =============   ============
Year ended
  December 31, 1998
Sold ..................... 104,258,706     $652,622,550     6,504,958       $73,091,465
Issued in reinvestment
  of distributions .......   333,504        1,863,311         59,439          657,579
Redeemed ................. (101,985,910)   (641,175,389)    (6,865,254)    (77,279,629)
                           -------------   -------------   -------------   ------------
Net increase (decrease) ..  2,606,300       $13,310,472      (300,857)     $(3,530,585)
                           =============   =============   =============   ============

ADVISOR CLASS
Designated Shares ........  250,000,000                     250,000,000
                           =============                   =============
Six months ended
  June 30, 1999(1)
Sold .....................    1,868           $11,295           834           $9,998
Issued in reinvestment
  of distributions .......      9               42               7              83
Redeemed .................    (3,296)        (18,517)           --              --
                           -------------   -------------   -------------   ------------
Net increase (decrease) ..    (1,419)        $(7,180)          841            $10,081
                           =============   =============   =============   ============
Period ended
  December 31, 1998(2)
Sold .....................    21,411         $120,946
Issued in reinvestment
  of distributions .......      26              144
Redeemed .................   (18,370)        (103,230)
                           -------------   -------------
Net increase .............    3,067           $17,860
                           =============   =============

(1) April 26, 1999 (commencement of sale) through June 30, 1999 for Global Natural Resources.

(2) May 6, 1998 (commencement of sale) through December 31, 1998.


22   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5.  AFFILIATED COMPANY TRANSACTIONS

    A summary of transactions for each issuer which is or was an affiliate at or during the six months ended June 30, 1999, follows:

                          SHARE BALANCE    PURCHASE     SALES        REALIZED                       JUNE 30, 1999
FUND/ISSUER                  12/31/98        COST        COST          LOSS        INCOME   SHARE BALANCE   MARKET VALUE
GLOBAL GOLD
Greenstone Resources Ltd.     510,000         --      $3,617,496   $(3,512,705)      --        260,000         $41,474
                                           ========   ==========   ============    ======                   ============

--------------------------------------------------------------------------------
6.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
7.  FUND EVENTS

    The following name changes became effective March 1, 1999:

           ==================================================================
           NEW NAME                        FORMER NAME
           ==================================================================

  FUND:    Global Gold Fund                American Century Global Gold Fund

           Global Natural Resources Fund   American Century Global Natural
                                           Resources Fund


                                                www.americancentury.com      23


Global Gold--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                               Investor Class
                                             1999(1)          1998           1997          1996           1995          1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $      5.52      $      6.34     $     11.33   $     12.37   $     11.33   $     13.67
                                         -----------      -----------     -----------   -----------   -----------   -----------
Income From Investment
  Operations
  Net Investment Income ................        0.03(2)          0.05(2)         0.09          0.06          0.02          0.03
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....       (0.46)           (0.82)          (4.79)        (0.40)         1.03         (2.32)
                                         -----------      -----------     -----------   -----------   -----------   -----------
  Total From Investment Operations .....       (0.43)           (0.77)          (4.70)        (0.34)         1.05         (2.29)
                                         -----------      -----------     -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ...........       (0.03)           (0.05)          (0.09)        (0.06)        (0.01)        (0.02)
  From Net Realized Gains on
  Investment Transactions ..............        --               --             (0.20)        (0.64)         --            --
  In Excess of Net Realized Gains ......        --               --              --            --            --           (0.03)
                                         -----------      -----------     -----------   -----------   -----------   -----------
  Total Distributions ..................       (0.03)           (0.05)          (0.29)        (0.70)        (0.01)        (0.05)
                                         -----------      -----------     -----------   -----------   -----------   -----------
Net Asset Value, End of Period ......... $      5.06      $      5.52     $      6.34   $     11.33   $     12.37   $     11.33
                                         ===========      ===========     ===========   ===========   ===========   ===========
  Total Return(3) ......................       (7.84)%         (12.18)%        (41.47)%       (2.76)%        9.25%       (16.75)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................        0.68%(4)         0.69%           0.67%         0.62%         0.61%         0.61%
Ratio of Net Investment Income
to Average Net Assets ..................        1.11%(4)         0.75%           0.92%         0.46%         0.17%         0.20%
Portfolio Turnover Rate ................          35%              68%             28%           45%           28%           42%
Net Assets, End of Period
(in thousands) ......................... $   206,320      $   228,771     $   246,015   $   432,587   $   537,693   $   568,030

(1) Six months ended June 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


24      1-800-345-2021


Global Gold--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Advisor Class
                                                   1999(1)          1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........   $     5.52       $     7.31
                                                ----------       ----------
Income From Investment Operations
  Net Investment Income(3) ..................         0.02             0.01
  Net Realized and Unrealized Loss
  on Investment Transactions ................        (0.45)           (1.76)
                                                ----------       ----------
  Total From Investment Operations ..........        (0.43)           (1.75)
                                                ----------       ----------
Distributions
  From Net Investment Income ................        (0.03)           (0.04)
                                                ----------       ----------
Net Asset Value, End of Period ..............   $     5.06       $     5.52
                                                ==========       ==========
  Total Return(4) ...........................        (7.85)%         (24.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .......................         0.93%(5)         0.94%(5)
Ratio of Net Investment Income
to Average Net Assets .......................         0.86%(5)         0.13%(5)
Portfolio Turnover Rate .....................           35%              68%
Net Assets, End of Period ...................   $    8,335       $   16,938

(1) Six months ended June 30, 1999 (unaudited).

(2) May 6, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com      25


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                            Investor Class
                                            1999(1)         1998         1997            1996         1995         1994(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................. $    10.58      $    11.48   $    11.91      $    10.66   $     9.61   $    10.00
                                         ----------      ----------   ----------      ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ................       0.10(3)         0.19         0.22            0.17         0.16         0.07
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....       1.79           (0.91)        0.08            1.46         1.22        (0.42)
                                         ----------      ----------   ----------      ----------   ----------   ----------
  Total From Investment Operations .....       1.89           (0.72)        0.30            1.63         1.38        (0.35)
                                         ----------      ----------   ----------      ----------   ----------   ----------
Distributions
  From Net Investment Income ...........      (0.11)          (0.18)       (0.23)          (0.17)       (0.16)       (0.04)
  From Net Realized Gains on
  Investment Transactions ..............       --              --          (0.50)          (0.21)       (0.17)        --
                                         ----------      ----------   ----------      ----------   ----------   ----------
  Total Distributions ..................      (0.11)          (0.18)       (0.73)          (0.38)       (0.33)       (0.04)
                                         ----------      ----------   ----------      ----------   ----------   ----------
Net Asset Value, End of Period ......... $    12.36      $    10.58   $    11.48      $    11.91   $    10.66   $     9.61
                                         ==========      ==========   ==========      ==========   ==========   ==========
  Total Return(4) ......................      17.83%          (6.30)%       2.50%          15.45%       14.41%       (3.48)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................       0.68%(5)        0.69%        0.73%(6)        0.76%        0.76%        --
Ratio of Net Investment Income
to Average Net Assets ..................       1.82%(5)        1.68%        1.55%(6)        1.78%        2.02%        2.74%(5)
Portfolio Turnover Rate ................         59%             76%          41%             53%          39%        --
Net Assets, End of Period
(in thousands) ......................... $   48,644      $   39,749   $   46,556      $   66,021   $   30,157   $   18,972

(1) Six months ended June 30, 1999 (unaudited).

(2) September 15, 1994 (inception) through December 31, 1994.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) A portion of the management fee was waived during the year ended December 31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

                                               See Notes to Financial Statements


26      1-800-345-2021


Global Natural Resources--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Advisor Class
                                                                   1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................        $    11.99
                                                                 ----------
Income From Investment Operations
  Net Investment Income .................................              0.05(2)
  Net Realized and Unrealized Gain
  on Investment Transactions ............................              0.42
                                                                 ----------
  Total From Investment Operations ......................              0.47
                                                                 ----------
Distributions
  From Net Investment Income ............................             (0.10)
                                                                 ----------
Net Asset Value, End of Period ..........................        $    12.36
                                                                 ==========
  Total Return(3) .......................................              3.93%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...................................              0.93%(4)
Ratio of Net Investment Loss
to Average Net Assets ...................................              2.24%(4)
Portfolio Turnover Rate .................................                59%
Net Assets, End of Period ...............................        $   10,395

(1) April 26, 1999 (commencement of sale) through June 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com      27


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


28      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program by themselves. International investing also involves special risks, such as political instability and currency fluctuations.

     GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

     GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The Global Gold fund benchmark was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. From January 1998 to the present, the benchmark has been a proprietary index described in more detail on page 6.

     The FT-SE(reg.tm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

     The DOW JONES WORLD STOCK INDEX(2), created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the Global Natural Resources fund's benchmark index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

     The MORGAN STANLEY WORLD STOCK INDEX is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

     The Lipper categories for Global Gold and Global Natural Resources are:

     GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

     NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.

(1) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse, or promote the fund.

(2) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

[right margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGERS
     BILL MARTIN
     JOE STERLING


                                                www.americancentury.com      29


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 24-27.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES --the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER --the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 and the S&P SmallCap 600.


30      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com      31


Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9908                                                    Funds Distributor, Inc.
SH-SAN-17127                      (c)1999 American Century Services Corporation

[front cover]
                                                                  JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
UTILITIES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

UTILITIES
(BULIX)
-------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

MINIMIZE YOUR MUTUAL FUND TAX HIT

     American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

     * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

     * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

     * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended June 30, 1999, we witnessed a surprising turnaround in the U.S. economic outlook. When we last addressed you in the annual report for American Century Utilities, the Federal Reserve (the U.S. central bank) had recently cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide.

     This came after economic and financial crises in Asia, Russia, and Latin America, and the near collapse of several hedge funds. The global economic outlook was still quite uncertain -- many financial observers predicted slow economic growth in the U.S. in 1999 and further interest rate cuts.

     Instead, global economic conditions rebounded. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had returned. Interest rates rose while the U.S. stock market soared.

     On the corporate front, we continued to expand the American Century investment team, which has doubled over the past three years. We're committed to building and maintaining a talented management group.

     We also enhanced our Web site (www.americancentury.com). There you'll find daily fund information, news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     In the spirit of our ongoing Year 2000 readiness disclosures,* here's an update on our preparations for Y2K. Our senior level Year 2000 Steering Committee, computer programmers, business partners, and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. All of our computer systems have been modified, tested, and returned to production. We have an ongoing commitment to testing our systems with vendors, business partners, and the mutual fund industry through the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

            Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
UTILITIES
   Performance Information ..................................................  5
   Management Q&A ...........................................................  6
   Portfolio at a Glance ....................................................  6
   Top Ten Holdings .........................................................  7
   Industry Breakdown .......................................................  8
   Schedule of Investments ..................................................  9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ........................................................... 11
   Statement of Operations .................................................. 12
   Statements of Changes
      in Net Assets ......................................................... 13
   Notes to Financial
      Statements ............................................................ 14
   Financial Highlights ..................................................... 17
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 19
   Background Information
      Investment Philosophy
         and Policies ....................................................... 20
      Comparative Indices ................................................... 20
      Lipper Rankings ....................................................... 20
      Investment Team
         Leaders ............................................................ 20
   Glossary ................................................................. 21

* This letter includes a Year 2000 Readiness Disclosure.


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. stocks performed fairly well during the six months ended June 30, 1999. Large-cap stocks continued to enjoy above-average gains, while mid- and small-cap shares posted more historically average returns.

* Solid corporate earnings and fairly robust U.S. economic growth kept investor optimism high and fueled the generally positive performance of U.S. stocks. However, it also prompted the Federal Reserve (the U.S. central bank) to raise short-term interest rates on June 30 in an effort to reduce inflation pressures.

* Despite higher interest rates, utilities stocks turned in reasonably strong results. Continued deregulation, industry consolidation, and a boost from the sector rotation toward energy and value stocks bolstered returns.

*   Natural  gas  and  telecommunications  were  the  top-performing   utilities
    sectors. Electric utilities lagged, stymied by rising interest rates.

MANAGEMENT Q&A

* American Century Utilities' performance for the six months ended June 30, 1999, lagged the average return of its Lipper peer group slightly. The portfolio had less than a 5% weighting in natural gas stocks, which returned over 20% on average for the period.

* The fund's longer-term returns were still attractive. American Century Utilities ranked in the top 10 of the Lipper utilities group for the one-, three-, and five-year periods ended June 30.

* The relatively small natural gas weighting was consistent with the fund's benchmark index, which has its heaviest weightings in telecommunications and electric utilities stocks.

* Mergers, acquisitions, consolidation, and deregulation continued to be major themes that affected the portfolio. Merger and acquisition activity directly affected the performance of the fund's top four holdings as of June 30: GTE, Bell Atlantic, Ameritech, and SBC Communications.

* We continue to believe that long-term trends -- such as Internet expansion and the growth of wireless communications -- should favor telecommunications companies.

[left margin]

                UTILITIES(1)
                  (BULIX)
TOTAL RETURNS:                 AS OF 6/30/99
   6 Months                         6.84%(2)
   1 Year                             25.42%
30-DAY SEC YIELD:                      1.87%
INCEPTION DATE:                       3/1/93
NET ASSETS:                $323.7 million(3)

(1)  Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

MARKET SNAPSHOT

     U.S. stocks performed fairly well during the six months ended June 30, 1999. Large-cap stocks continued to enjoy above-average gains, while mid- and small-cap shares posted more historically average returns. (See the accompanying stock market returns table.) Solid corporate earnings and fairly robust U.S. economic growth kept investor optimism high and fueled the generally positive performance for U.S. stocks.

ECONOMIC UNDERPINNINGS

     The longest economic expansion in 50 years provided the springboard for the stock market's continued gains. The remarkable U.S. economic engine powered ahead at a 4.3% annual pace during the first quarter, accompanied by corporate earnings that were far stronger than expected. Improvements in Pacific Rim economies--where Korea's industrial production surged, Taiwan's leading indicators rose, and Japan's economy showed signs of life--further enhanced the global economic outlook.

     The U.S. economy slowed in the second quarter but still grew at an estimated 2.3% annual pace. Meanwhile, U.S. corporate profits rose 16%--the largest quarterly gain in nearly four years. By the end of June, the three most popular U.S. stock indices--the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite--all achieved record highs.

THE FED INTERVENES

     Economic and corporate earnings strength attracted the full attention of inflation watchdogs, particularly the Federal Reserve (the Fed -- the U.S. central bank). Just days after a May announcement that U.S. consumer prices experienced their biggest monthly gain in almost nine years, the Fed announced that its bias had shifted toward raising interest rates. On June 30, the Fed acted upon its bias, pushing short-term interest rates a quarter of a percent higher in an effort to reduce inflation pressures.

FIRST-QUARTER STOCK RECAP:  1998 REDUX

     The dominance of large-cap growth stocks and the narrow market leadership that characterized 1998 continued into early 1999. The S&P 500 still ruled the roost and, according to Morgan Stanley Dean Witter, just five stocks accounted for half of the S&P 500's return during the first three months of 1999. A mere 18 accounted for the full 100%; the rest essentially canceled each other out.

     As a result, the bellwether growth names became increasingly expensive. When the U.S. economy refused to show any signs of slowing down, investors began to look elsewhere.

[right margin]

"LARGE-CAP STOCKS CONTINUED TO ENJOY ABOVE-AVERAGE GAINS, WHILE MID- AND SMALL-CAP SHARES POSTED MORE HISTORICALLY AVERAGE RETURNS."

BROAD MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
   S&P 500                   12.23%
   S&P MIDCAP 400             6.87%
   S&P SMALLCAP 600           5.04%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.

[line graph - data below]

BROAD MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

                   S&P 500        S&P Midcap 400    S&P SmallCap 600
12/31/1998          $1.00             $1.00             $1.00
1/31/1999           $1.04             $0.96             $0.99
2/28/1999           $1.01             $0.91             $0.90
3/31/1999           $1.05             $0.94             $0.91
4/30/1999           $1.09             $1.01             $0.97
5/31/1999           $1.06             $1.01             $0.99
6/30/1999           $1.12             $1.07             $1.05

Source: Lipper Inc.

These indices are defined on page 20.


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

SECOND-QUARTER STOCK RECAP: REVENGE OF THE LAGGARDS

     Emboldened by the global economic recovery, investors deserted the big names and sought attractively priced value and small-company shares. Index returns tell the story -- the S&P 500/ BARRA Value Index, a benchmark for the performance of large-cap value stocks, rose 10.80% in the second quarter, compared with the 3.83% return of the S&P 500/BARRA Growth Index. Even more impressive was the performance of small-cap value shares: the S&P SmallCap 600/BARRA Value Index jumped 19.91%, outpacing the 11.11% return of the S&P SmallCap 600/BARRA Growth Index.

     Cyclical stocks -- those closely tied to economic ups and downs --also performed well during the second quarter because of improving global economic conditions. That allowed shares of aluminum, chemicals, construction, and diversified machinery companies to provide some of the quarter's better returns. Aluminum was also one of the better performing industries for the entire six months, as were the brokerage, broadcast/media, industrials, and semiconductor industries.

THE UTILITIES MARKET

     Despite rising interest rates, utilities stocks turned in reasonably strong results for the first half of 1999. Continued deregulation, industry consolidation, and a boost from the sector rotation toward energy and value stocks bolstered returns.

     Consolidation was rampant. Increasing numbers of telecommunications, electric, and natural gas companies either announced plans to merge or actually completed mergers and acquisitions to gain footholds in new markets, augment existing services, and reduce costs.

TELECOM STILL STRONG IN 1999

     Merger and acquisition activity and the continued explosion in new technologies drove telecommunications stocks to double-digit returns, on average, during the first half of 1999. With Internet traffic estimated to double about every 100 days or so, the telecommunications companies that provide Internet access performed well. So did the companies that provide "broadband" networks capable of efficiently moving data, as the demand for voice and data connections grew. In addition, the exponential growth of wireless communications in both the U.S. and abroad helped boost cellular companies.

NATURAL GAS REBOUNDS

     One of the biggest surprises was the explosive performance of natural gas stocks, which had lagged far behind their telecom counterparts in 1998. This sector benefited from the trends that caused value, energy, and cyclical stocks to rally. A brightening global economic picture, favorable supply and demand conditions, and merger and acquisition activity helped push natural gas stock prices to unexpectedly high levels.

ELECTRIC RETURNS FLICKER

     Rising interest rates helped turn electric utilities into the dim bulbs on the string. Not even a wave of merger activity helped; investors appeared skeptical about the results. Electrics rebounded somewhat when investors went searching for value stocks. But renewed inflation fears in June caused electrics to give back their earlier gains.

[left margin]

"ONE OF THE BIGGEST SURPRISES WAS THE EXPLOSIVE PERFORMANCE OF NATURAL GAS STOCKS, WHICH HAD LAGGED FAR BEHIND THEIR TELECOM COUNTERPARTS IN 1998."

UTILITIES MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

Fund Benchmark                 9.74%
S&P Telecommunications
   (long distance) Index      17.13%
S&P Telephone Index           10.59%
S&P Electric Index            -6.06%
S&P Natural Gas Index         24.39%

Source: Bloomberg Financial Markets

These indices are defined on page 20.


4      1-800-345-2021


Utilities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                               INVESTOR CLASS (INCEPTION 3/1/93)                  ADVISOR CLASS (INCEPTION 6/25/98)
                                       FUND            UTILITY FUNDS(2)                                   FUND
              UTILITIES   S&P 500   BENCHMARK   AVERAGE RETURN   FUND'S RANKING   UTILITIES   S&P 500   BENCHMARK
================================================================================================================
6 MONTHS(1)      6.84%     12.23%      9.74%         7.02%            --            6.71%     12.23%       9.74%
1 YEAR          25.42%     22.75%     31.18%        16.81%       10 OUT OF 101     25.12%     22.75%      31.18%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         24.25%     29.00%     27.63%        18.01%        4 OUT OF 83        --         --          --
5 YEARS         21.21%     27.81%     23.54%        17.21%        6 OUT OF 58        --         --          --
LIFE OF FUND    15.73%     22.29%     17.33%       13.08%(3)     6 OUT OF 31(3)    25.98%     23.33%     31.18%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/4/93, the date nearest the class's inception for which data are available.

(4) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 19-21 for more information about share classes, returns, the fund's benchmark, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/1999
S&P 500             $35,755
Fund Benchmark      $27,520
Utilities           $25,223

                   Utilities          S&P 500        Fund Benchmark
DATE                 VALUE             VALUE             VALUE
3/1/1993            $10,000           $10,000           $10,000
3/31/1993           $10,223           $10,211           $10,258
6/30/1993           $10,589           $10,261           $10,455
9/30/1993           $11,262           $10,526           $11,078
12/31/1993          $10,659           $10,770           $10,614
3/31/1994            $9,731           $10,362            $9,699
6/30/1994            $9,639           $10,405            $9,562
9/30/1994            $9,801           $10,914            $9,812
12/31/1994           $9,590           $10,912            $9,618
3/31/1995           $10,161           $11,975           $10,071
6/30/1995           $10,862           $13,118           $10,795
9/30/1995           $11,897           $14,161           $11,822
12/31/1995          $13,014           $15,014           $12,877
3/31/1996           $12,699           $15,820           $12,637
6/30/1996           $13,135           $16,530           $13,237
9/30/1996           $12,506           $17,041           $12,839
12/31/1996          $13,642           $18,461           $13,988
3/31/1997           $13,353           $18,955           $13,740
6/30/1997           $14,870           $22,267           $15,193
9/30/1997           $15,697           $23,932           $16,091
12/31/1997          $18,529           $24,619           $18,814
3/31/1998           $20,750           $28,054           $21,274
6/30/1998           $20,111           $28,979           $20,978
9/30/1998           $20,592           $26,096           $21,585
12/31/1998          $23,611           $31,654           $25,077
3/31/1999           $22,501           $33,234           $24,475
6/30/1999           $25,223           $35,755           $27,520

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500 and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Beginning in 1996, the fund's benchmark has been a custom utilities index, described on page 20. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                Utilities       Fund Benchmark
DATE              RETURN           RETURN
6/30/93*           5.90%            4.55%
6/30/94           -8.98%           -8.54%
6/30/95           12.68%           12.89%
6/30/96           20.92%           22.63%
6/30/97           13.22%           15.05%
6/30/98           35.25%           38.59%
6/30/99           25.42%           31.18%

* From 3/1/93 (the fund's inception date) to 6/30/93.


                                                 www.americancentury.com      5


Utilities--Q&A
--------------------------------------------------------------------------------
/photo of Joe Sterling, Kurt Borgwardt, and John Schniedwind/

     Based  on  interviews  with  Joe  Sterling,   Kurt   Borgwardt,   and  John
Schniedwind, portfolio managers on the Utilities fund investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1999?

     American Century Utilities posted a total return of 6.84%,* slightly lagging the 7.02% average total return of 101 utilities funds tracked by Lipper Inc. For the one-year period ended June 30, the results were better. American Century Utilities returned 25.42%, compared with the 16.81% average return for the Lipper peer group. The fund's returns placed it in the top 10 of the Lipper utilities group for the one-, three-, and five-year periods ended June 30.

WHAT CAUSED THE DIFFERENTIAL BETWEEN THE FUND'S RETURN AND THE LIPPER UTILITIES AVERAGE DURING THE FIRST HALF OF 1999?

     As often happens in the portfolio management business, key factors that boosted performance one year caused returns to lag in the following period. In 1998, American Century Utilities benefited from its large weighting in telecommunications companies, which were far and away the best-performing utilities sector that year, and from its relatively small stake in natural gas stocks, which lagged far behind other sectors.

     In the first half of 1999, our small weighting in natural gas stocks (about 3% of fund assets as of June 30) hurt the portfolio. The S&P Natural Gas Index returned just over 24% for the period, a pace that even the still-hot telecommunications stocks didn't match. Rising natural gas prices, investors' appetite for undervalued stocks, a rebound in stocks that stood to benefit from global economic resurgence, and merger and acquisition activity all helped boost natural gas stocks.

WHY WAS YOUR WEIGHTING IN NATURAL GAS STOCKS SO SMALL? HOW DO YOU DECIDE WHAT PORTION OF THE FUND'S INVESTMENTS ARE ALLOCATED TO DIFFERENT UTILITIES SECTORS?

     Our weighting for natural gas stocks wasn't much different from their weighting in the fund's benchmark. American Century Utilities' investment portfolio tracks a custom index of 165 utilities stocks made up of about 55% telephone and communications services companies, 35% electric and gas utilities (primarily electric companies), and about 10% utilities-related companies such as communications equipment manufacturers.

     The sector weightings in the custom index are based on the market capitalizations of the sectors. In other words, the index reflects the composition of the utilities market, weighted by the size of the companies, not their number.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE FUND'S RETURNS PLACED IT IN THE TOP 10 OF THE LIPPER UTILITIES GROUP FOR THE ONE-, THREE-, AND FIVE-YEAR PERIODS ENDED JUNE 30."

PORTFOLIO AT A GLANCE
                            6/30/99           12/31/98
NUMBER OF COMPANIES           81                80
30-DAY SEC YIELD             1.87%             2.44%
PRICE/EARNINGS RATIO         16.9              17.4
PORTFOLIO TURNOVER          36%(1)            98%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)         0.68%(3)            0.69%

(1) Six months ended 6/30/99.

(2) Year ended 12/31/98.

(3) Annualized.

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-2021


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     At times, we may under- or overweight a utilities sector if we believe it is dramatically over- or undervalued. But we generally keep our sector weightings pretty close to the benchmark. Though past performance doesn't predict future results, American Century Utilities' long-term performance appears to have benefited from this disciplined, but growth-oriented approach.

SPEAKING OF GROWTH, TELECOMMUNICATIONS STOCKS CONTINUED TO PERFORM WELL IN THE FIRST HALF OF 1999. WHAT WAS BEHIND THEIR STRENGTH?

     Many of the same factors that drove the telecom sector to high returns in 1998 remained in place. Merger and acquisition activity was still a key factor. During the past six months, for example, the proposed merger between two major regional telephone companies -- SBC Communications and Ameritech, both among the fund's top 10 holdings -- moved closer to becoming reality. Likewise, the proposed merger between Bell Atlantic and GTE -- two more top 10 holdings -- continued to advance.

     Besides the merger and acquisition activity, telecommunications stocks were boosted by the increased need for voice and computer-data transmissions, the growth of wireless communication, and the expansion of electronic commerce via the Internet.

WHAT OTHER TELECOM COMPANIES WERE LEADERS DURING THE PAST SIX MONTHS?

     Mexico's largest telephone company, Telefonos de Mexico (Telmex), continued to post strong earnings despite increased competition from foreign carriers. Its stock received an added boost from investors' renewed interest in Latin American stocks. BCE, the parent company of Bell Canada, rallied in response to increased revenues stemming from growth in its local and access services.

     But not all of our telecommunications stocks performed well. MCI WorldCom, for example, suffered substantial losses on news that it was being investigated by the SEC for allegedly misleading investors in its pursuit of Skytel Communications.

HOW DID THE FUND'S ELECTRIC UTILITIES HOLDINGS (ABOUT 30% OF FUND ASSETS AS OF JUNE 30) PERFORM?

     Electric utilities stocks proved to be somewhat disappointing, primarily because of rising interest rates. However, we continued to maintain a large position in electrics, in part because we think they are attractively priced. At the end of June, electric utilities were valued at about 50% of the S&P 500's price-to-earnings multiple, much cheaper than their historic average of about 70%.

     In addition, we believe that continued deregulation of the electric industry will fuel future merger and acquisition activity, a development that would most likely boost the sector's longer-term performance.

[right margin]

"WE BELIEVE TELECOMMUNICATIONS AND ELECTRIC COMPANIES PROVIDE THE BEST LONG-TERM RETURN POTENTIAL IN THE UTILITIES UNIVERSE."

TOP TEN HOLDINGS
                             % OF FUND INVESTMENTS
                              AS OF          AS OF
                             6/30/99       12/31/98
GTE CORP.                     5.9%           4.6%
BELL ATLANTIC CORP.           5.5%           3.6%
AMERITECH CORP.               5.4%           5.1%
SBC COMMUNICATIONS
     INC.                     5.3%           5.1%
MCI WORLDCOM, INC.            4.9%           4.9%
BELLSOUTH CORP.               4.8%           6.2%
AT&T CORP.                    4.6%           7.1%
U S WEST, INC.                3.4%           4.4%
SPRINT CORP.                  3.3%           1.8%
VODAFONE GROUP
     PLC ADR                  3.0%           0.6%


                                                 www.americancentury.com      7


Utilities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR UTILITIES STOCKS IN GENERAL?

     We think that long-term trends favor this sector. As we've mentioned, deregulation -- which is responsible for much of the sector's gains during the past several years -- should continue to provide favorable longer-term underpinnings for the telecommunications, electric, and natural gas industries. But we wouldn't be surprised if the road toward further deregulation encounters a regulatory bump or two along the way, which may cause some occasional challenges for the group.

     Focusing on our largest weighting, we believe that telecommunications companies will post attractive growth rates. Rapid changes in technology seem to be continually transforming the way we use voice and data communications. The Internet, for example, is exploding as a means of communication and has emerged as an important avenue for electronic commerce. Meanwhile, the worldwide expansion of wireless phone service marches forward. Telecommunications companies lie at the center of this revolution.

     We're  also  upbeat  about  the   prospects   in  other  areas.   Continued
consolidation should pave the way for electric and natural gas companies to reduce costs and add and expand services.

WON'T THE POSSIBILITY OF HIGHER INTEREST RATES CRIMP THE OUTLOOK FOR UTILITIES STOCKS?

     In the short run, yes. But if rising interest rates eventually lead to an economic slowdown, utilities stocks, particularly electric utilities, could benefit. Economic weakness typically throws a spotlight on the relatively reliable earnings of telephone, electric, and natural gas service providers. In addition, a slower economy should eventually cause interest rates to fall, causing bonds, and bond-like securities such as dividend-paying utilities stocks, to rally.

     Unfortunately, some companies in the telecommunications sector are more sensitive to the economy's ups and downs than electric, natural gas, and telephone companies. Those telecom companies would face more challenges from a decline in the business cycle. But those are the same companies that give the portfolio much of its upside when economic conditions are strong.

WITH ALL THOSE FACTORS IN MIND, HOW DO YOU PLAN TO MANAGE AMERICAN CENTURY UTILITIES DURING THE REMAINDER OF THE YEAR?

     We plan to continue seeking a combination of current income and long-term growth of capital and income. The utilities sector has undergone a major transformation during the past 10 years, shedding its somewhat stodgy reputation as a reliable dividend producer and emerging as one of the stock market's fastest-growing sectors. We try to harness the best of both of those worlds, investing in a mix of attractively priced utilities stocks that pay healthy dividends as well as those that offer the potential for growth.

     We're comfortable with the portfolio's current allocation among telecommunications, electric, and natural gas stocks and will likely continue to keep it in line with the funds' benchmark. As always, we intend to remain fully invested in utilities stocks so the fund's performance will continue to reflect the dynamics of the utilities sector.

[left margin]

"(OUR) INVESTMENT PORTFOLIO TRACKS A CUSTOM INDEX OF 165 UTILITIES STOCKS MADE UP OF ABOUT 55% TELECOM COMPANIES, 35% ELECTRIC AND GAS UTILITIES, AND ABOUT 10% UTILITIES-RELATED COMPANIES."

INDUSTRY BREAKDOWN
                           % OF FUND INVESTMENTS
                            AS OF           AS OF
                           6/30/99        12/31/98
TELEPHONE
     COMMUNICATIONS         55.4%           49.2%
UTILITIES (ELECTRIC)        29.8%           35.0%
ENERGY (PRODUCTION
     & MARKETING)           5.4%            3.7%
WIRELESS
     COMMUNICATIONS         4.6%            6.0%
NATURAL GAS                 2.7%            4.8%
OTHER                       2.1%            1.3%


8      1-800-345-2021


Utilities--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS--99.5%
BROADCASTING & MEDIA--0.4%
                  30,000   RCN Corp.(1)                           $  1,249,688
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--5.4%
                  52,400   Coastal Corp. (The)                       2,096,000
                  93,000   Enron Corp.                               7,602,750
                  95,200   Keyspan Energy Corp.                      2,510,900
                 117,000   Williams Companies, Inc. (The)            4,979,812
                                                                 --------------
                                                                    17,189,462
                                                                 --------------
ENERGY (SERVICES)--1.2%
                 135,200   Reliant Energy, Inc.                      3,734,900
                                                                 --------------
NATURAL GAS--2.7%
                  36,800   Columbia Energy Group                     2,306,900
                  11,100   Consolidated Natural Gas Co.                674,325
                  60,200   El Paso Energy Corporation                2,118,288
                  46,600   Energen Corp.                               867,925
                  39,800   KN Energy, Inc.                             532,325
                 133,000   TransCanada Pipelines Ltd.                1,862,000
                                                                 --------------
                                                                     8,361,763
                                                                 --------------
TELEPHONE COMMUNICATIONS--55.4%
                 262,050   AT&T Corp.                               14,625,666
                  55,000   ALLTEL Corp.                              3,932,500
                 229,800   Ameritech Corp.                          16,890,300
                 190,600   BCE Inc.                                  9,398,963
                 265,900   Bell Atlantic Corp.                      17,383,212
                 320,000   BellSouth Corp.                          15,000,000
                  21,100   Cable & Wireless plc ADR                    836,088
                  45,000   Century Telephone Enterprises, Inc.       1,788,750
                  78,900   Cincinnati Bell Inc.                      1,967,569
                  60,000   Frontier Corp.                            3,540,000
                 246,200   GTE Corp.                                18,649,650
                  49,700   Hong Kong Telecommunications
                              Ltd. ADR                               1,338,794
                  42,500   ITC/\DeltaCom, Inc.(1)                    1,188,672
                  21,500   IXC Communications Inc.(1)                  843,203
                 181,100   MCI WorldCom, Inc.(1)                    15,580,259
                 194,800   Qwest Communications
                              International Inc.(1)                  6,446,662
                 287,300   SBC Communications Inc.                  16,663,400
                 196,000   Sprint Corp.                             10,351,250
                   3,200   Telecom Corporation of New
                              Zealand Ltd. ADR                         111,800
                  90,000   Telefonos de Mexico, S.A. Cl L ADR        7,273,125
                 185,200   U S WEST, Inc.                           10,880,500
                  26,800   West Teleservices Corp.(1)                  251,250
                                                                 --------------
                                                                   174,941,613
                                                                 --------------

Shares                                                                Value
--------------------------------------------------------------------------------

UTILITIES (ELECTRIC)--29.8%
                  32,500   AES Corp. (The)(1)                     $  1,889,062
                  51,500   BEC Energy                                2,124,375
                  82,400   Central & South West Corp.                1,926,100
                  52,700   Central Maine Power Co.                   1,380,081
                  46,100   CMS Energy Corp.                          1,930,438
                  78,850   Conectiv, Inc.                            1,926,897
                  13,800   Consolidated Edison, Inc.                   624,450
                 118,900   Constellation Energy Group                3,522,412
                  78,300   Dominion Resources, Inc. (Va.)            3,391,369
                  37,000   DTE Energy Company                        1,480,000
                 145,000   Duke Energy Corp.                         7,884,375
                 186,700   Edison International                      4,994,225
                  15,600   Empresa Nacional de Electricidad
                               S.A. (Chile) ADR                        189,150
                  39,000   Energy East Corp.                         1,014,000
                 195,000   Entergy Corp.                             6,093,750
                  43,900   FIRSTENERGY CORP.                         1,360,900
                  50,400   FPL Group, Inc.                           2,753,100
                  45,500   Hawaiian Electric Industries, Inc.        1,615,250
                  75,200   Kansas City Power & Light Co.             1,917,600
                 100,600   LG&E Energy Corp.                         2,112,600
                  68,600   MDU Resources Group, Inc.                 1,564,938
                 165,000   Minnesota Power & Light Co.               3,279,375
                  34,000   Montana Power Co.                         2,397,000
                  51,300   New Century Energies, Inc.                1,991,081
                 148,400   Northeast Utilities(1)                    2,624,825
                 127,500   Northern States Power Co. (Minn.)         3,083,906
                   5,100   Northwestern Corp.                          123,356
                  50,000   PECO Energy Co.                           2,093,750
                 100,000   PG&E Corp.                                3,250,000
                  50,000   Public Service Co. of New Mexico            993,750
                  47,300   Puget Sound Energy Inc.                   1,135,200
                 124,600   Sempra Energy                             2,819,075
                  30,000   Sierra Pacific Resources                  1,091,250
                 253,400   Southern Co.                              6,715,100
                 120,000   Texas Utilities Co.                       4,950,000
                  42,700   UGI Corp.                                   862,006
                  35,100   Unicom Corp.                              1,353,544
                  95,500   Utilicorp United Inc.                     2,321,844
                  48,500   Western Resources, Inc.                   1,291,312
                                                                 --------------
                                                                    94,071,446
                                                                 --------------
WIRELESS COMMUNICATIONS--4.6%
                  25,500   Cellular Communications of
                              Puerto Rico(1)                           725,953
                  19,500   CommNet Cellular Inc.(1)                    516,141
                  14,500   Nextel Communications, Inc.(1)              728,172
                   8,900   PanAmSat Corp.(1)                           345,988
                  32,450   Sprint PCS(1)                             1,853,706

See Notes to Financial Statements


                                                 www.americancentury.com      9


Utilities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

                  48,500   Vodafone Group plc ADR                 $  9,554,500
                   9,400   VoiceStream Wireless Corp.(1)               267,606
                  14,400   Western Wireless Corp. Cl A(1)              389,250
                                                                 --------------
                                                                    14,381,316
                                                                 --------------
TOTAL COMMON STOCKS                                                313,930,188
                                                                 --------------
   (Cost $233,926,949)

TEMPORARY CASH INVESTMENTS--0.5%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.72%, dated 6/30/99,
    due 7/1/99 (Delivery value $1,700,223)                           1,700,000
                                                                 --------------
   (Cost $1,700,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $315,630,188
                                                                 ==============
   (Cost $235,626,949)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


10      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $235,626,949)
  (Note 3) ..................................................       $315,630,188
Cash ........................................................            580,254
Receivable for investments sold .............................         12,401,293
Dividends and interest receivable ...........................            704,624
                                                                    ------------
                                                                     329,316,359
                                                                    ------------

LIABILITIES
Payable for investments purchased ...........................          5,406,493
Accrued management fees (Note 2) ............................            179,021
Distribution fees payable (Note 2) ..........................                559
Service fees payable (Note 2) ...............................                559
Payable for directors' fees and expenses ....................              1,140
                                                                    ------------
                                                                       5,587,772
                                                                    ------------
Net Assets ..................................................       $323,728,587
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .....................       $235,498,296
Undistributed net investment income .........................            132,180
Accumulated undistributed net
  realized gain on investment
  transactions ..............................................          8,095,209
Net unrealized appreciation on
  investments (Note 3) ......................................         80,002,902
                                                                    ------------
                                                                    $323,728,587
                                                                    ============

Investor Class, $10.00 Par Value
Net assets ..................................................       $320,817,759
Shares outstanding ..........................................         19,127,123
Net asset value per share ...................................       $      16.77

Advisor Class, $10.00 Par Value
Net assets ..................................................       $  2,910,828
Shares outstanding ..........................................            173,559
Net asset value per share ...................................       $      16.77

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign tax
  withheld of $35,297) .....................................         $ 4,228,722
Interest ...................................................              41,706
                                                                     -----------
                                                                       4,270,428
                                                                     -----------
Expenses (Note 2):
Management fees ............................................           1,046,383
Distribution fees -- Advisor Class .........................               1,769
Service fees -- Advisor Class ..............................               1,769
Directors' fees and expenses ...............................               4,538
                                                                     -----------
                                                                       1,054,459
                                                                     -----------
Net investment income ......................................           3,215,969
                                                                     -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...........................           9,323,252
Change in net unrealized
  appreciation on investments ..............................           7,706,261
                                                                     -----------
Net realized and unrealized
  gain on investments ......................................          17,029,513
                                                                     -----------
Net Increase in Net Assets
  Resulting from Operations ................................         $20,245,482
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses.It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

Increase in Net Assets                                1999              1998

OPERATIONS
Net investment income ......................    $   3,215,969     $   5,857,584
Net realized gain on investment
  transactions .............................        9,323,252        25,812,319
Change in net unrealized
  appreciation on investments ..............        7,706,261        29,664,921
                                                -------------     -------------
Net increase in net assets
   resulting from operations ...............       20,245,482        61,334,824
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...........................       (3,312,457)       (5,858,812)
  Advisor Class ............................          (18,045)             (418)
From net realized gains on
  investment transactions:
  Investor Class ...........................       (1,784,304)      (28,052,659)
  Advisor Class ............................           (5,562)           (6,429)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................       (5,120,368)      (33,918,318)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ...............          751,304        70,473,943
                                                -------------     -------------
Net increase in net assets .................       15,876,418        97,890,449

NET ASSETS
Beginning of period ........................      307,852,169       209,961,720
                                                -------------     -------------
End of period ..............................    $ 323,728,587     $ 307,852,169
                                                =============     =============
Undistributed net investment income ........    $     132,180     $     246,713
                                                =============     =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Utilities Fund (the fund) is one of the six funds issued by the corporation. The fund seeks current income and long-term growth of capital and income. The fund invests primarily in equity securities of companies engaged in the utilities industry. The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are expected to be declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 1999, the effective annual Investor Class management fee was 0.68%.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the six months ended June 30, 1999 were $3,538.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, totaled $109,614,470 and $117,112,619, respectively.

    On June 30, 1999, accumulated net unrealized appreciation on investments was $78,785,086, based on the aggregate cost of investments for federal income tax purposes of $236,845,102, which consisted of unrealized appreciation of $85,749,858 and unrealized depreciation of $6,964,772.

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The corporation is authorized to issue 2,000,000,000 shares to the fund. Transactions in shares of the fund were as follows:

                                                 SHARES            AMOUNT
INVESTOR CLASS
Designated Shares ..........................  1,000,000,000
                                             ===============
Six months ended June 30, 1999
Sold .......................................    5,582,419        $89,367,996
Issued in reinvestment of distributions ....     293,112          4,627,367
Redeemed ...................................    (6,034,601)     (95,950,086)
                                             ---------------   ---------------
Net decrease ...............................     (159,070)      $ (1,954,723)
                                             ===============   ===============
Year ended December 31, 1998
Sold .......................................    15,422,169      $231,780,389
Issued in reinvestment of distributions ....    2,000,202        30,697,386
Redeemed ...................................   (12,882,858)     (192,079,380)
                                             ---------------   ---------------
Net increase ...............................    4,539,513        $70,398,395
                                             ===============   ===============

ADVISOR CLASS
Designated Shares ..........................   250,000,000
                                             ===============
Six months ended June 30, 1999
Sold .......................................     173,692         $2,784,648
Issued in reinvestment of distributions ....       998             15,951
Redeemed ...................................      (5,865)         (94,572)
                                             ---------------   ---------------
Net increase ...............................     168,825         $2,706,027
                                             ===============   ===============
Period Ended December 31, 1998(1)
Sold .......................................      4,487            $71,713
Issued in reinvestment of distributions ....       247              3,835
                                             ---------------   ---------------
Net increase ...............................      4,734            $75,548
                                             ===============   ===============

(1)  June 25, 1998 (commencement of sale) through December 31, 1998.


                                                www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
6.  FUND EVENTS

    The following name change became effective March 1, 1999:

           ==================================================================
           NEW NAME                      FORMER NAME
           ==================================================================

  FUND:    Utilities Fund                American Century Utilities Fund


16      1-800-345-2021


Utilities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                          Investor Class
                                           1999(1)          1998          1997          1996          1995          1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $     15.96      $     14.24   $     11.51   $     11.44   $      8.79   $     10.24
                                       -----------      -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ..............        0.17(2)          0.37          0.43          0.45          0.42          0.44
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..        0.90             3.39          3.57          0.08          2.65         (1.45)
                                       -----------      -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ...        1.07             3.76          4.00          0.53          3.07         (1.01)
                                       -----------      -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income .........       (0.17)           (0.38)        (0.42)        (0.46)        (0.42)        (0.44)
  From Net Realized Gains on
  Investment Transactions ............       (0.09)           (1.66)        (0.85)         --            --            --
                                       -----------      -----------   -----------   -----------   -----------   -----------
  Total Distributions ................       (0.26)           (2.04)        (1.27)        (0.46)        (0.42)        (0.44)
                                       -----------      -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ....... $     16.77      $     15.96   $     14.24   $     11.51   $     11.44   $      8.79
                                       ===========      ===========   ===========   ===========   ===========   ===========
  Total Return(3) ....................        6.84%           27.43%        35.82%         4.82%        35.70%       (10.03)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................        0.68%(4)         0.69%         0.72%         0.71%         0.75%         0.75%
Ratio of Net Investment Income
to Average Net Assets ................        2.08%(4)         2.51%         3.56%         3.88%         4.31%         4.67%
Portfolio Turnover Rate ..............          36%              98%           92%           93%           68%           61%
Net Assets, End of Period
(in thousands) ....................... $   320,818      $   307,777   $   209,962   $   145,134   $   218,794   $   152,570

(1) Six months ended June 30, 1999 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                www.americancentury.com      17


Utilities--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Advisor Class
                                                   1999(1)           1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..........  $   15.96         $   14.90
                                                 ---------         ---------
Income From Investment Operations
  Net Investment Income .......................       0.13(3)           0.16
  Net Realized and Unrealized
  Gain on Investment Transactions .............       0.92              2.52
                                                 ---------         ---------
  Total From Investment Operations ............       1.05              2.68
                                                 ---------         ---------
Distributions
  From Net Investment Income ..................      (0.15)            (0.19)
  From Net Realized Gains on
  Investment Transactions .....................      (0.09)            (1.43)
                                                 ---------         ---------
  Total Distributions .........................      (0.24)            (1.62)
                                                 ---------         ---------
Net Asset Value, End of Period ................  $   16.77         $   15.96
                                                 =========         =========
  Total Return(4) .............................       6.71%            18.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .........................       0.93%(5)          0.94%(5)
Ratio of Net Investment Income
to Average Net Assets .........................       1.83%(5)          1.94%(5)
Portfolio Turnover Rate .......................         36%               98%
Net Assets, End of Period
  (in thousands) ..............................  $   2,911         $      76

(1) Six months ended June 30, 1999 (unaudited).

(2) June 25, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                               See Notes to Financial Statements


18      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers four "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including electricity, natural gas, and telecommunications services.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The FUND BENCHMARK consists of approximately 165 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry group in 1998 was approximately 55% telephone and communication services, 35% electric and natural gas companies, and 10% utilities-related companies, such as manufacturers of communications equipment.

     The S&P ELECTRIC INDEX is composed of 26 electric power companies in the S&P 500.

     The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipeline companies in the S&P 500.

     The S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX is composed of four long-distance telephone companies in the S&P 500.

     The S&P TELEPHONE INDEX is composed of nine regional telephone companies in the S&P 500.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's UTILITY FUNDS category consists of funds that invest at least 65% of their portfolios in utilities stocks.

* Investing  in  these  funds  involves   special  risks  resulting  from  their
  concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

[left margin]

INVESTMENT TEAM LEADERS
   PORTFOLIO MANAGERS
     KURT BORGWARDT
     JOHN SCHNIEDWIND
     JOE STERLING


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 17-18.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES --the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD --net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO --a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER--the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO --the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE  CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS --generally considered to be stocks of larger-sized companies that make up the Dow Jones Industrial Average and the S&P 500.


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS --generally considered to be stocks of mid-sized companies that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS --generally considered to be stocks of smaller-sized companies that make up the Russell 2000 and the S&P SmallCap 600.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

     The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

     The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
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24       1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9908                                                    Funds Distributor, Inc.
SH-SAN-17126                      (c)1999 American Century Services Corporation